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                                                                   EXHIBIT 10.1*

                                LICENSE AGREEMENT
By and between :

LACOSTE S.A., a French corporation organized and existing under the laws of France whose registered office and principal place of business is located at 8, rue de Castiglione, 75001 Paris (France), represented by its President Directeur General, Monsieur Michel LACOSTE.

     hereinafter referred to as "LACOSTE",

SPORLOISIRS S.A., a Swiss corporation organized and existing under the laws of Switzerland whose registered office and principal place of business is located at 8, rue Muzy, 1207 Geneva (Switzerland), represented by its Directors, Monsieur Michel LACOSTE and Monsieur Daniel VOLLENWEIDER.

     hereinafter referred to as "SPL",

LACOSTE ALLIGATOR S.A., a Swiss corporation organized and existing under the laws of Switzerland whose registered office and principal place of business is located at 8, rue Muzy, 1207 Geneva (Switzerland), represented by its Directors, Monsieur Michel LACOSTE and Monsieur Daniel VOLLENWEIDER.

     hereinafter referred to as "LCA",

all three together hereinafter referred to as the "LICENSOR",

and :

MGI LUXURY GROUP, S.A., a company organized and existing under the laws of Switzerland whose registered office and principal place of business is located at 35 rue de Nidau, CH-2501 Bienne (Switzerland), acting on its behalf and on behalf of the entities controlling, controlled by MGI LUXURY GROUP, S.A. or under common control with MGI LUXURY GROUP, S.A., represented by its Directors, Mr. Kurt BURKI and Mr. Richard COTE

     hereinafter referred to as the "MASTER LICENSEE".

* CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGES 8, 37, 38, 41, 42, 45, 49 - 51, 54, 55, 61, 63, 66, SCHEDULE XI (PAGES 7 - 39, 41
     - 57, 61), AND SCHEDULES XIV AND XV AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED ("1934 ACT").

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WITNESSETH :

WHEREAS, the LICENSOR has created and developed over a period of many years a well known and distinctive line of articles of sports and leisure apparel for men, women and children for sport and leisure (the "LACOSTE APPAREL PRODUCTS", as such term is hereinafter defined); and

WHEREAS, in addition to the LACOSTE APPAREL PRODUCTS, the LICENSOR has created and developed other lines of products such as toiletries, sunglasses and frames for optical glasses, leisure and sports bags, leathergoods products, shoes, terry towels, bath towels, bath robes, household linen, umbrellas, belts (the "OTHER LACOSTE PRODUCTS", as such term is hereinafter defined); and

WHEREAS, the LICENSOR has also contributed to the creation and the development of a line of watches and time-keeping devices (the "LACOSTE WATCHES", as such term is hereinafter defined. And whereas the LICENSOR is actively researching and developing other new products; and

WHEREAS, the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS, as well as the LACOSTE WATCHES, which are characterized by an emblem consisting of the pictorial representation of an alligator or a crocodile (the "CROCODILE", as such term is hereinafter defined), are renowned and sold world-wide under the trade names of "LA CHEMISE LACOSTE", "CHEMISE LACOSTE" or "LACOSTE", the word "LACOSTE" recalling the name of Rene Lacoste the famous tennis champion who invented the original shirt, and the CROCODILE recalling his nickname on the tennis courts; and

WHEREAS, the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS and the LACOSTE WATCHES are manufactured and/or distributed by partners selected by the LICENSOR; and

WHEREAS, the MODELS (as such term is hereinafter defined) making up the lines of the LACOSTE WATCHES together with their specifications shall be the property of the LICENSOR to be used exclusively by the MASTER LICENSEE within the scope of this MASTER AGREEMENT (as such term is hereinafter defined), it being understood however that certain elements of the MODELS may, in certain circumstances, belong either to third parties or, in the case of elements previously used by MASTER LICENSEE, to MASTER LICENSEE; and

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WHEREAS, in order to protect its rights, the LICENSOR has registered, directly or indirectly, its trademarks (the "LACOSTE TRADEMARKS", as such term is hereinafter defined) world-wide, the principal representations of which are appended hereto as Schedule I; and

WHEREAS, the ownership of such registrations ensures the LICENSOR a clear exclusive right to use or license the right to use the LACOSTE TRADEMARKS for many different classes of products (including class 14 of the international classification, for watches and watches' accessories) in most countries around the world; and

WHEREAS, despite its ownership of the LACOSTE TRADEMARKS, the LICENSOR is not however in a position to warrant without limitation unimpeded use of all the LACOSTE TRADEMARKS in certain countries, due (a) to the existence of conflicting registrations (in particular in various far-east Asian jurisdictions, amongst which the People's Republic of China), or (b) to the lack of registration of certain of the LACOSTE TRADEMARKS, or (c) to the specificities and uncertainties generally associated with trademark law in certain jurisdictions; and

WHEREAS, the LACOSTE TRADEMARKS in the countries listed in Schedule IV.a are the property of LACOSTE; and

WHEREAS, the LACOSTE TRADEMARKS in the countries listed in Schedule IV.b are the property of SPL; and

WHEREAS, the LACOSTE TRADEMARKS in the countries listed in Schedule IV.c are the property of LCA; and

WHEREAS, through the development of the different lines of the LACOSTE APPAREL PRODUCTS, OTHER LACOSTE PRODUCTS and LACOSTE WATCHES, the LICENSOR has acquired a significant know-how in the fields of their styling, marketing and merchandising, advertising and promotion (the "STYLING KNOW-HOW", the "MARKETING AND MERCHANDISING KNOW-HOW", and the "ADVERTISING AND PROMOTION KNOW-HOW", as such terms are hereinafter defined); and

WHEREAS, the MASTER LICENSEE is a company specialized in the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of watches and time-keeping devices, and has acquired a significant know-how in such fields (the "WATCHES KNOW-HOW", as such term is hereinafter defined); and

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WHEREAS, in view of the world-wide development of the sales of the LACOSTE
APPAREL PRODUCTS, OTHER LACOSTE PRODUCTS and LACOSTE WATCHES, it is more than ever necessary, in the best interest of all the licensees of the LACOSTE TRADEMARKS, that without interfering in the running of their day-to-day business, the LICENSOR be able to maintain the standards and quality of the LACOSTE TRADEMARKS IMAGE (as such term is hereinafter defined), particularly in coordinating the styling, the marketing and the merchandising, the advertising and the promotion of all LACOSTE APPAREL PRODUCTS, OTHER LACOSTE PRODUCTS and LACOSTE WATCHES; and

WHEREAS, in order to guarantee the authenticity of its creations and to ensure the homogeneity of their distribution at an international level, the LICENSOR has implemented selective distribution systems wherever and whenever practicable, so as to allow all its licensees and distributors to select and approve their retailers on the basis of objective criteria both with respect to quality and sales techniques; and

WHEREAS, the selective distribution systems implemented by the LICENSOR in connection with the LACOSTE APPAREL PRODUCTS consist of the "APPROVED APPAREL RETAILERS" SELECTIVE DISTRIBUTION SYSTEM (as such term is hereinafter defined) and of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM (as such term is hereinafter defined); and

WHEREAS, the selective distribution systems implemented by the LICENSOR in connection with each of the OTHER LACOSTE PRODUCTS incorporate, in addition to approved retailers, and for certain categories of OTHER LACOSTE PRODUCTS, a certain number of shops and special locations in shops dedicated to the sale of such OTHER LACOSTE PRODUCTS; and

WHEREAS, the selective distribution system implemented by the LICENSOR in connection with the LACOSTE WATCHES incorporates APPROVED WATCHES RETAILERS; and

WHEREAS, pursuant to an agreement as amended and presently in force which shall terminate on December 31, 2006, (such agreements being the "PRIOR AGREEMENT", as such term is hereinafter defined), the LICENSOR has granted to VIMONT S.A., a Swiss corporation organized and existing under the laws of Switzerland whose registered office and principal place of business is located at 40, Karlneuhausstrasse, 2502 Bienne (Switzerland) ("VIMONT", as such term is hereinafter defined)

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                                      -5-


certain rights in connection with the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of the LACOSTE WATCHES; and

WHEREAS, the LICENSOR wishes to develop world-wide the manufacture and the distribution of the LACOSTE WATCHES; and

WHEREAS, the MASTER LICENSEE wishes to obtain from the LICENSOR in the TERRITORY (as such term is hereinafter defined) a license allowing it to create, manufacture, promote, market, sell and distribute the LACOSTE WATCHES through its LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM (as such term is hereinafter defined), and to use also the STYLING KNOW-HOW, the MARKETING AND MERCHANDISING KNOW-HOW and the ADVERTISING AND PROMOTION KNOW-HOW of the LICENSOR; and

WHEREAS, the MASTER LICENSEE is willing to commit the resources and make the necessary investments to create, develop, manufacture, promote, market, sell and distribute the LACOSTE WATCHES; and

WHEREAS, the LICENSOR is willing to grant to the MASTER LICENSEE the necessary rights in connection with the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of the LACOSTE WATCHES under the terms and conditions of this MASTER AGREEMENT (as such term is hereinafter defined).

THE PARTIES HEREBY AGREE AS FOLLOWS :

ARTICLE 1 - DEFINITIONS

As used herein, the following terms shall be defined as set forth below :

1.1 "LACOSTE" shall mean LACOSTE S.A., a French corporation organized and existing under the laws of France whose registered office and principal place of business is located at 8, rue de Castiglione, 75001 Paris (France), acting on its behalf and on behalf of the companies controlled by LACOSTE S.A. with the exception of SPL and LCA.

1.2 "SPL" shall mean SPORLOISIRS S.A., a Swiss corporation organized and existing under the laws of Switzerland whose registered office and principal place of business

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                                      -6-


     is located at 8, rue Muzy, 1207 Geneva (Switzerland), acting on its behalf and on behalf of the companies controlled by SPORLOISIRS S.A. with the exception of LACOSTE and LCA.

1.3 "LCA" shall mean LACOSTE ALLIGATOR S.A., a Swiss corporation organized and existing under the laws of Switzerland whose registered office and principal place of business is located at 8, rue Muzy, 1207 Geneva (Switzerland), acting on its behalf and on behalf of the companies controlled by LACOSTE ALLIGATOR S.A. with the exception of LACOSTE and SPL.

1.4 "LICENSOR" shall mean LACOSTE, SPL and LCA taken all three together or (as the case may be) any one of them.

1.5 "MASTER LICENSEE" shall mean MGI LUXURY GROUP, S.A., a company organized and existing under the laws of Switzerland whose registered office and principal place of business is located at 35 rue de Nidau, CH-2501, Bienne (Switzerland), acting on its behalf and on behalf of the entities controlling, controlled by MGI LUXURY GROUP, S.A. or under common control with MGI LUXURY GROUP, S.A.

1.6 "VIMONT" shall mean VIMONT S.A., a Swiss corporation organized and existing under the laws of Switzerland whose registered office and principal place of business is located at 40, Karlneuhausstrasse, 2502 Bienne (Switzerland), acting on its behalf and on behalf of the companies controlled by VIMONT S.A. or under common control with VIMONT S.A.

1.7  "MASTER AGREEMENT" shall mean the present LICENSE AGREEMENT.

1.8 "PRIOR AGREEMENT" shall mean the agreement as amended and presently in force and which will terminate on December 31, 2006, as applicable, pursuant to which the LICENSOR has granted to VIMONT certain rights in connection with the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of the LACOSTE WATCHES.

1.9 "DEVANLAY" shall mean the worldwide exclusive licensee of the LICENSOR for LACOSTE APPAREL PRODUCTS.

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1.10 "LACOSTE APPAREL PRODUCTS DISTRIBUTOR" shall mean those parties in certain countries to which the distribution of the LACOSTE APPAREL PRODUCTS in such countries has been granted by DEVANLAY.

1.11 "CROCODILE" shall mean the pictorial representation of an alligator or a crocodile as depicted Schedule II.

1.12 "LACOSTE TRADEMARKS" shall mean any or all trademarks relating to the name "Lacoste" and/or the CROCODILE owned by the LICENSOR depicted in Schedule I, as listed in Schedule III.

1.13 "LACOSTE TRADEMARKS IMAGE" shall mean the presently existing identification in the principal markets where the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS and the LACOSTE WATCHES are distributed, between the LACOSTE TRADEMARKS and good taste, authenticity, quality, functionality, modernity, elegance, high-end sports and leisure, however at competitive quality/price ratios. The LACOSTE TRADEMARKS IMAGE shall be judged in relation to all the elements making up the perception by the consumer of the LACOSTE WATCHES as to their style, quality, price, marketing and merchandising, advertising and promotion.

1.14 "LICENSED TRADEMARKS" shall mean the trademark Lacoste, the Crocodile and such of the other LACOSTE TRADEMARKS, if any, which are to be used by the MASTER LICENSEE in the TERRITORY as will be specified by the LICENSOR on a country by country basis according to the provision of Article 12.1 hereinafter in connection with the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of the LACOSTE WATCHES.

1.15 "LACOSTE WATCHES" shall mean the watches and time-keeping devices belonging to class 14 of the Classification Internationale des Produits et des Services (as listed in Schedule V) as well as any accessory thereto (straps, cases, etc.), packaging and wrapping bearing the LICENSED TRADEMARK manufactured and marketed by the MASTER LICENSEE itself and/or under its control and responsibility under the terms of this MASTER AGREEMENT, or marketed prior to this MASTER AGREEMENT under the terms of the PRIOR AGREEMENT.

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1.16 "SECONDS" shall consist of LACOSTE WATCHES containing only minor defects that do not affect the appearance or operation of the watches.

1.17 "LACOSTE APPAREL PRODUCTS" shall mean those articles of clothing (the categories of which are listed in Schedule VI) bearing the LACOSTE TRADEMARKS.

1.18 "OTHER LACOSTE PRODUCTS" shall mean the products listed in Schedule VII bearing the LACOSTE TRADEMARKS. For the avoidance of doubt, the OTHER LACOSTE PRODUCTS shall include neither the LACOSTE APPAREL PRODUCTS nor the LACOSTE WATCHES.

1.19 "MODELS" shall mean any and all creations specific to the LACOSTE WATCHES, or part thereof, already in existence at the time of execution of this MASTER AGREEMENT or which shall be developed during its life by the LICENSOR and/or the MASTER LICENSEE and/or any SUB-LICENSEE alone or in co-operation with one another, it being understood however that certain elements of the MODELS may, in certain circumstances, belong either to third parties, or, in the case of elements previously used by MASTER LICENSEE, to MASTER LICENSEE.

1.20 The countries listed in Schedule VIII.a constituting Europe, Africa and Middle-East shall together form "SUB-TERRITORY A".

1.21 The countries listed in Schedule VIII.b constituting the Far-East shall together form "SUB-TERRITORY B".

1.22 The countries listed in Schedule VIII.c constituting North-America shall together form "SUB-TERRITORY C".

1.23 The countries listed in Schedule VIII.d constituting Central America and South-America shall together form "SUB-TERRITORY D".

1.24 The "TERRITORY" shall mean the whole world, i.e. the reunion of SUB-TERRITORY A, SUB-TERRITORY B, SUB-TERRITORY C.

1.25 "MAIN COUNTRIES" shall mean the * NET SALES in the Territory.

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

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                                      -9-


1.26 "SUB-LICENSEE" shall mean any entity selected by the MASTER LICENSEE and approved by the LICENSOR for the manufacture and distribution of certain LACOSTE WATCHES in certain countries.

1.27 "SUB-LICENSE AGREEMENT" shall mean an agreement entered into by and between the MASTER LICENSEE and a SUB-LICENSEE in execution of the undertakings of the MASTER LICENSEE under the terms of Article 2.2.3 hereinafter.

1.28 "DISTRIBUTOR" shall mean any entity (not including any entity controlling, controlled by or under common control with the MASTER LICENSEE) selected by the MASTER LICENSEE and approved by the LICENSOR for the wholesale distribution of LACOSTE WATCHES in one or more countries.

1.29 "DISTRIBUTION AGREEMENT" shall mean an agreement entered into by and between the MASTER LICENSEE and a DISTRIBUTOR in execution of the undertakings of the MASTER LICENSEE under the terms of Article 2.3.3 hereinafter.

1.30 "SUPPLEMENTAL AGREEMENT" shall mean an agreement entered into by and between the LICENSOR, the MASTER LICENSEE and a SUB-LICENSEE or a DISTRIBUTOR in execution of the undertakings of the MASTER LICENSEE under the terms of Articles 2.2.4 and 2.3.4 hereinafter.

1.31 "SUB-CONTRACTOR" shall mean any entity selected by the MASTER LICENSEE for the manufacture (but not the distribution) of certain LACOSTE WATCHES.

1.32 "SUB-CONTRACTING AGREEMENT" shall mean an agreement entered into by and between the MASTER LICENSEE and a SUB-CONTRACTOR in execution of the undertakings of the MASTER LICENSEE under the terms of Article 5.2.1 hereinafter.

1.33 "SUPPLIER" shall mean any entity selected by the MASTER LICENSEE or a SUB-LICENSEE or a SUB-CONTRACTOR for the manufacture of components, packaging, merchandising, advertising or promotional items, furniture and/or any element of any kind bearing or representing the LICENSED TRADEMARKS to be used for or in connection with the LACOSTE WATCHES.

1.34 "SUPPLY AGREEMENT" shall mean an agreement entered into by and between the MASTER LICENSEE or a SUB-LICENSEE or a

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                                      -10-


     SUB-CONTRACTOR and a SUPPLIER in execution of the undertakings of the MASTER LICENSEE under the terms of Article 5.3.1 hereinafter.

1.35 "STYLING KNOW-HOW" shall mean all accumulated elements of product research implemented by the LICENSOR for the LACOSTE APPAREL PRODUCTS, the LACOSTE OTHER PRODUCTS and the LACOSTE WATCHES, according to the LACOSTE TRADEMARKS IMAGE and more precisely materials, colors, designs and specifications, all of which know-how is regularly updated and improved as a result of the LICENSOR's research, and which know-how is owned by or originated from the LICENSOR and is made available to the MASTER LICENSEE and to other LICENSOR's licensees through the LICENSOR and which the LICENSOR is not otherwise obliged to hold in confidence.

1.36 "MARKETING AND MERCHANDISING KNOW-HOW" shall mean all accumulated expertise, which is implemented world-wide by the LICENSOR, concerning the distribution of the LACOSTE APPAREL PRODUCTS, the LACOSTE OTHER PRODUCTS and the LACOSTE WATCHES according to the LACOSTE TRADEMARKS IMAGE including the level of quality and the techniques of such distribution (i.e., the selection, training, supervision, etc. of the retailers), all of which know-how is regularly updated and improved as a result of the LICENSOR's research, and which know-how is owned by or originated from the LICENSOR and is made available to the MASTER LICENSEE and to other LICENSOR's licensees through the LICENSOR and which the LICENSOR is not otherwise obliged to hold in confidence.

1.37 "PROMOTION AND ADVERTISING KNOW-HOW" shall mean all accumulated expertise which is implemented world-wide by the LICENSOR in maintaining a high quality promotion and advertising policy for the LACOSTE TRADEMARKS IMAGE, the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS and the LACOSTE WATCHES through selected and controlled channels, all of which know-how is regularly updated and improved as a result of the LICENSOR's research, and which know-how is owned by or originated from the LICENSOR and is made available to the MASTER LICENSEE and to other LICENSOR's licensees through the LICENSOR and which the LICENSOR is not otherwise obliged to hold in confidence.

1.38 "WATCHES KNOW-HOW" shall mean all accumulated world-wide expertise of the MASTER LICENSEE concerning the creation,

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                                      -11-


     development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of watches and time-keeping devices at a high quality level and according to selected and controlled techniques and fixtures designed to facilitate the distribution of watches (including, but not limited to, the design of display materials and showcases), which know-how is regularly updated and improved by the MASTER LICENSEE and is owned by or originated from the MASTER LICENSEE and is made available to the LICENSOR and to other LICENSOR's licensees through the LICENSOR and which the MASTER LICENSEE is not otherwise obliged to hold in confidence.

1.39 "APPROVED WATCHES RETAILERS" shall mean the selected retailers (the categories of which are listed in Schedule IX.a) which have entered with the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS, whenever possible, into specific agreements defining the conditions which need to be fulfilled and applied for the sale of the LACOSTE WATCHES through the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM.

1.40 "LACOSTE CORNERS" shall mean the locations in certain shops of high standing which are devoted exclusively to the sale of the LACOSTE APPAREL PRODUCTS and, subject to the provisions of Article 7.2 hereinafter, of certain LACOSTE WATCHES and/or OTHER LACOSTE PRODUCTS, using various fittings, displays, appliances, original furniture and equipment specially designed or approved by the LICENSOR and are authorized to use the name "Lacoste" and the CROCODILE as signboards and as service marks for retail services.

1.41 "LACOSTE BOUTIQUES" shall mean the stand alone shops belonging to independent retailers or to DEVANLAY or to LACOSTE APPAREL PRODUCTS DISTRIBUTORS and devoted exclusively to the sale of the LACOSTE APPAREL PRODUCTS and, subject to the provisions of Article 7.2 hereinafter, of certain LACOSTE WATCHES and/or OTHER LACOSTE PRODUCTS, using various fittings, displays, appliances, original furniture and equipment specially designed or approved by the LICENSOR and are authorized to use the name "Lacoste" and the CROCODILE as signboards and as service marks for retail services. Among the LACOSTE BOUTIQUES shall be included, if the economic conditions of the markets in question so permit, certain LACOSTE BOUTIQUES known as "global stores", of a sufficient size to be organized for the sale on a large

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                                      -12-


     scale not only of the LACOSTE APPAREL PRODUCTS but also of certain OTHER LACOSTE PRODUCTS and/or LACOSTE WATCHES.

1.42 "COMMERCIAL SURFACE" shall mean the total surface of a LACOSTE BOUTIQUE or a LACOSTE CORNER, excluding the stock premises.

1.43 "SALES SURFACE" shall mean, within the COMMERCIAL SURFACE of each LACOSTE BOUTIQUE or LACOSTE CORNER, that surface of the floor used for the presentation and the sale of products on the furniture (fixed to the walls or free-standing) or displays, excluding any area used for customers traffic in the point of sale and excluding the shop-windows.

1.44 "PRESENTATION SURFACE" shall mean, within the SALES SURFACE of each LACOSTE BOUTIQUE or LACOSTE CORNER, the total surface actually dedicated to the presentation and the sale of products on the furniture (fixed to the walls or free-standing) or displays, determined according to the rules specified in Schedule XVI.

1.45 "LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM" shall mean the group of APPROVED WATCHES RETAILERS organized by the MASTER LICENSEE in the TERRITORY in accordance with the specific guidelines of the LICENSOR to sell the LACOSTE WATCHES while respecting the specific criteria in the area of client service, merchandising, presentation, advertising, promotion and respect of the LACOSTE TRADEMARKS IMAGE.

1.46 ""LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM" shall mean the group of LACOSTE BOUTIQUES and LACOSTE CORNERS organized by DEVANLAY in accordance with the specific guidelines of the LICENSOR and which comply with specific criteria with respect to client service, merchandising, presentation, advertising, promotion and respect of the LACOSTE TRADEMARKS IMAGE. The "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM is distinct from the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM and from the ""APPROVED APPAREL RETAILERS" SELECTIVE DISTRIBUTION SYSTEM" (as such term is hereinafter defined), as well as from each of the selective distribution systems existing for each of the OTHER LACOSTE PRODUCTS.

1.47 ""APPROVED APPAREL RETAILERS" SELECTIVE DISTRIBUTION SYSTEM" shall mean the group of approved retailers which

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                                      -13-


     has been organized by DEVANLAY in accordance with the specific guidelines of the LICENSOR with the purpose of selling the LACOSTE APPAREL PRODUCTS and which comply with specific criteria with respect to client service, merchandising, presentation, advertising, promotion and respect of the LACOSTE TRADEMARKS IMAGE.

1.48 "NET SALES" shall mean the actual invoiced price for sales in the TERRITORY of all LACOSTE WATCHES (whether sold at regular prices or at reduced prices, such as end-of-season prices) by the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS to APPROVED WATCHES RETAILERS and members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM, less returns, rebates, bad debts, trade discounts, shipping charges, insurance, and such sales taxes as are imposed on the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS by any governmental authority.

     Whenever NET SALES cannot be determined by the MASTER LICENSEE for any reason, or if the MASTER LICENSEE at its sole discretion decides that it prefers to refer to SALES TO DISTRIBUTORS (as such term is hereinafter defined), and whenever the determination of NET SALES is necessary for the application of any of the terms of this MASTER AGREEMENT, NET SALES shall then be calculated on the basis of the corresponding SALES TO DISTRIBUTORS multiplied by one point five (1.5).

     With regard to direct sales by the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS to consumers through their own retail outlets, NET SALES, for each reference of the LACOSTE WATCHES shall be calculated on the basis of the unit volume of such reference of the LACOSTE WATCHES sold through such outlets multiplied by the appropriate arms length, average wholesale prices of such products charged in such country by the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS to their APPROVED WATCHES RETAILERS, less returns, rebates, bad debts, trade discounts, shipping charges, shipping insurance and such sales taxes as are imposed on the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS by any governmental authority.

1.49 "SALES TO DISTRIBUTORS" shall mean the actual invoiced price in the TERRITORY of all LACOSTE WATCHES (whether made at regular prices or at reduced prices, such as end-of-season prices) sold by the MASTER LICENSEE, its SUB-

     LICENSEES or its SUB-CONTRACTORS to DISTRIBUTORS to be resold to APPROVED WATCHES RETAILERS and members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM, less returns, rebates, bad debts, trade discounts, shipping charges, shipping insurance and such sales taxes as are imposed on the MASTER LICENSEE, its SUB-LICENSEES or its SUB-CONTRACTORS by any governmental authority.

1.50 "QUARTER" shall mean any three-month period ending on March 31, June 30, September 30 or December 31 of each year.

1.51 "DATE OF TERMINATION" shall mean the date on which the MASTER AGREEMENT terminates or is not renewed for any reason after the required notice period(s) if any.

ARTICLE 2 - RIGHTS GRANTED

2.1 The LICENSOR hereby grants to the MASTER LICENSEE, and the MASTER LICENSEE hereby accepts such grant, the exclusive right and license to use the LICENSED TRADEMARKS, including in particular the name "Lacoste" and the CROCODILE, the MODELS, the STYLING KNOW-HOW, the MARKETING AND MERCHANDISING KNOW-HOW and the PROMOTION AND ADVERTISING KNOW-HOW in connection with the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of the LACOSTE WATCHES in the TERRITORY.

2.2  The MASTER LICENSEE may sub-license the rights granted to it pursuant to
     Article 2.1 hereinabove to SUB-LICENSEES designated by it under the following conditions :

     2.2.1 The SUB-LICENSEES selected by the MASTER LICENSEE shall have to comply with the following criteria :

          a) a proposed SUB-LICENSEE shall have to prove to MASTER LICENSEE and, if requested, LICENSOR, an adequate and appropriate technical, commercial ability; and

          b) a proposed SUB-LICENSEE shall have to demonstrate to MASTER LICENSEE and, if requested, LICENSOR a healthy financial situation in proportion with its forecasted activities with respect to the LACOSTE WATCHES; and

          c) a proposed SUB-LICENSEE shall have to clearly establish the identity of its financing sources, which must be in line with the LACOSTE TRADEMARKS IMAGE; and

          d) a proposed SUB-LICENSEE or any of its shareholders holding in excess of ten percent of the voting power in such proposed SUB-LICENSEE, senior managers or executives shall not be in any way involved in the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of products in competition with the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS or the LACOSTE WATCHES except if the SUB-LICENSEE can justify an independent structure exclusively dedicated to the LACOSTE WATCHES; and

          e) a proposed SUB-LICENSEE, any of its shareholders holding in excess of ten percent of the voting power in such proposed SUB-LICENSEE or senior managers or executives are not or never have been involved in any way in acts of counterfeiting, imitation or unfair competition nor convicted of any other type of criminal activity (excluding misdemeanors).

     2.2.2 The MASTER LICENSEE shall submit to the LICENSOR a detailed file concerning each of the proposed SUB-LICENSEES including inter alia the necessary information allowing the LICENSOR to check the SUB-LICENSEE's conformity with the criteria defined in Article 2.2.1 hereinabove. The LICENSOR shall have a thirty day (30) period to agree to or refuse in writing the proposed SUB-LICENSEE on the grounds of the criteria defined in Article 2.2.1 hereinabove. The LICENSOR shall not unreasonably withhold its approval, and shall be deemed to have given its approval if it has not notified MASTER LICENSEE of any objection within thirty (30) days of receipt of the MASTER LICENSEE's proposals.

     2.2.3 The MASTER LICENSEE shall enter with its SUB-LICENSEES into written SUB-LICENSE AGREEMENTS which shall conform to a general model previously approved in writing by the LICENSOR, and shall include the main provisions relating to the LICENSOR's intellectual property rights and to the LACOSTE TRADEMARKS IMAGE and, in addition to the rights and obligations which the MASTER LICENSEE wishes to sub-license, all obligations that the MASTER LICENSEE would otherwise have had to fulfill with respect to the rights sub-licensed to the SUB-LICENSEE and that the SUB-LICENSEE shall have to undertake to carry out (inter alia the obligation imposed on under Articles 3 to 8, 12 and 14 hereinafter). The MASTER LICENSEE shall deliver to the LICENSOR a copy of each SUB-LICENSE AGREEMENT as soon as practicable after it has been signed. The MASTER LICENSEE agrees that LICENSOR may request from MASTER LICENSEE that it takes action against a SUB-LICENSEE (including claims for damages in favour of LICENSOR, injunctions and any other appropriate remedies) and/or terminates forthwith a SUB-LICENSE AGREEMENT in case of breach by such SUB-LICENSEE of any of its essential obligations under such SUB-LICENSE AGREEMENT which also constitutes a breach of the MASTER LICENSEE's obligations hereunder that is not cured by such SUB-LICENSEE within thirty (30) days after receiving notice of such breach; and

     2.2.4 In each case where the MASTER LICENSEE desires to enter into a SUB-LICENSE AGREEMENT with any SUB-LICENSEE, the MASTER LICENSEE shall enter with the LICENSOR, owner of the LICENSED TRADEMARKS, and with such SUB-LICENSEE into a written SUPPLEMENTAL AGREEMENT which shall define, for each country covered by such sub-license, those LICENSED TRADEMARKS licensed to SUB-LICENSEES, and include all appropriate terms and conditions concerning the protection of the LICENSED TRADEMARKS, and, if agreed upon by and between the LICENSOR and the MASTER LICENSEE, the sales minima as well as all appropriate terms and conditions concerning the payment of the royalties due by the MASTER LICENSEE to the LICENSOR. Subject to the provisions of Article 2.2.3 hereinabove, the MASTER LICENSEE agrees that any breach by a SUB-LICENSEE of any of its essential obligations under a SUPPLEMENTAL AGREEMENT shall not be the responsibility of or considered as a breach by the MASTER LICENSEE of any of its essential obligations under this MASTER AGREEMENT, except that the MASTER LICENSEE hereby undertakes to remain responsible to the LICENSOR for the payment in full and without delay of all amounts due to the LICENSOR by the MASTER LICENSEE's SUB-LICENSEES under the terms of Articles 16 and 17 hereinafter.

2.3 The MASTER LICENSEE may sub-license the right to distribute the LACOSTE WATCHES granted to it pursuant to Article 2.1 hereinabove to DISTRIBUTORS designated by it under the following conditions :

     2.3.1 The DISTRIBUTORS selected by the MASTER LICENSEE shall have to comply with the following criteria :

          a) a proposed DISTRIBUTOR shall have to prove to MASTER LICENSEE and, if requested by LICENSOR, to LICENSOR an adequate and appropriate technical, commercial ability; and

          b) a proposed DISTRIBUTOR shall have to demonstrate to MASTER LICENSEE and, if requested by LICENSOR, to LICENSOR, a healthy financial situation in proportion with its forecasted activities with respect to the LACOSTE WATCHES; and

          c) a proposed DISTRIBUTOR shall have to clearly establish the identity of its financing sources, which must be in line with the LACOSTE TRADEMARKS IMAGE; and

          d) a proposed DISTRIBUTOR or any of its shareholders holding in excess of ten percent of the voting power in such proposed DISTRIBUTOR, senior managers or executives shall not be in any way involved in the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of products in competition with the LACOSTE APPAREL PRODUCTS or the OTHER LACOSTE PRODUCTS. Whenever possible, the DISTRIBUTOR shall put in place an independent structure exclusively dedicated to the LACOSTE WATCHES; and

          e) a proposed DISTRIBUTOR, any of its shareholders holding in excess of ten percent of the voting power in such proposed DISTRIBUTOR or senior managers or executives are not or never have been involved in any way in acts of counterfeiting, imitation or unfair competition nor convicted of any other type of criminal activity (excluding misdemeanors).

     2.3.2 The MASTER LICENSEE shall submit to the LICENSOR a detailed file concerning each of the proposed DISTRIBUTORS including inter alia the necessary information allowing the LICENSOR to check the DISTRIBUTOR's conformity with the criteria defined in Article 2.3.1 hereinabove. The LICENSOR shall have a thirty day (30) period to agree to or refuse in writing the proposed DISTRIBUTOR on the grounds of the criteria defined in Article 2.3.1 hereinabove. The LICENSOR shall not unreasonably withhold its approval, and shall be deemed to have given its approval if it has not notified MASTER LICENSEE of any objection within thirty (30) days of receipt of the MASTER LICENSEE's proposals.

     2.3.3 The MASTER LICENSEE shall enter with its DISTRIBUTORS into written DISTRIBUTION AGREEMENTS which shall conform in all material respects to a general model previously approved in writing by the LICENSOR, and shall include the main provisions relating to the LICENSOR's intellectual property rights and to the LACOSTE TRADEMARKS IMAGE and, in addition to the rights and obligations which the MASTER LICENSEE wishes to sub-license, all obligations that the MASTER LICENSEE would otherwise have had to fulfill with respect to the rights sub-licensed to the DISTRIBUTOR and that the DISTRIBUTOR shall have to undertake to carry out (inter alia the obligation imposed on under Articles 3, 6 to 8, 12 and 14 hereinafter). The MASTER LICENSEE shall deliver to the LICENSOR a copy of each DISTRIBUTION AGREEMENT as soon as practicable after it has been signed. The MASTER LICENSEE agrees that LICENSOR may request from MASTER LICENSEE that it takes action against a DISTRIBUTOR (including claims for damages in favour of LICENSOR, injunctions and any other appropriate remedies) and/or terminates forthwith a DISTRIBUTION AGREEMENT in case of breach by such DISTRIBUTOR of any of its essential obligations under such DISTRIBUTION AGREEMENT which also constitutes a breach of the MASTER LICENSEE's obligations hereunder that is not cured by such DISTRIBUTOR within thirty (30) days after receiving notice of such breach. In all circumstances, the MASTER LICENSEE hereby undertakes to remain responsible to the LICENSOR for the payment in full and without delay of all amounts due to the LICENSOR by the MASTER LICENSEE's DISTRIBUTORS under the terms of Articles 16 and 17 hereinafter.

     2.3.4 In each case where the MASTER LICENSEE desires to enter into a DISTRIBUTION AGREEMENT with a DISTRIBUTOR, the MASTER LICENSEE shall enter with the LICENSOR, owner of the LICENSED TRADEMARKS, and with such DISTRIBUTOR into a written SUPPLEMENTAL AGREEMENT which shall define, for each country covered by such DISTRIBUTION AGREEMENT, those LICENSED TRADEMARKS licensed to DISTRIBUTORS, and include all appropriate terms and conditions concerning the protection of the LICENSED TRADEMARKS, which SUPPLEMENTAL AGREEMENT shall be in the form attached hereto as Schedule X. Subject to the provisions of Article
          2.3.3 hereinabove, the LICENSOR agrees that any breach by a DISTRIBUTOR of any of its essential obligations under a SUPPLEMENTAL AGREEMENT shall not be the responsibility of or considered as a breach by the MASTER LICENSEE of its essential obligations under this MASTER AGREEMENT.

2.4 No rights or licenses are granted by the LICENSOR to the MASTER LICENSEE, expressly or by implication, except as herein provided.

     2.4.1 The LICENSOR does not give the MASTER LICENSEE any guarantee whatsoever with respect to the extent of the rights it holds or will acquire or lose during the entire term of this MASTER

          AGREEMENT concerning the LICENSED TRADEMARKS, the MODELS, the STYLING KNOW-HOW, the MARKETING AND MERCHANDISING KNOW-HOW and the PROMOTION AND ADVERTISING KNOW-HOW.

     2.4.2 Notwithstanding the above, the LICENSOR undertakes to, at its exclusive expense, (i) take all necessary steps during the entire term of this MASTER AGREEMENT for the registration and renewal of the LICENSED TRADEMARKS, (ii) set up and/or maintain the adequate structures for the watch and defense of the LICENSED TRADEMARKS.

     2.4.3 The LICENSOR undertakes to vigorously defend the LICENSED TRADEMARKS and to take all appropriate and necessary anti-counterfeiting actions, subject to the provisions of Article 14.3.5 hereinafter. The LICENSOR shall in this regard only be held to an obligation of means, and not to an obligation of results.

ARTICLE 3 - GENERAL BUSINESS POLICIES

3.1 The MASTER LICENSEE shall use its best efforts to develop its activities as manufacturer and distributor of the LACOSTE WATCHES and shall use the MODELS, the STYLING KNOW-HOW, the MARKETING AND MERCHANDISING KNOW-HOW and the PROMOTION AND ADVERTISING KNOW-HOW in conjunction with its WATCHES KNOW-HOW in order to promote the image, sales and distribution of the LACOSTE WATCHES in the TERRITORY, in conformity with such policies as are prescribed and coordinated world-wide by the LICENSOR for the LACOSTE TRADEMARKS IMAGE.

3.2 The MASTER LICENSEE shall cooperate closely in each market with the LICENSOR and with LICENSOR's other licensees and/or distributors for LACOSTE APPAREL PRODUCTS and OTHER LACOSTE PRODUCTS so as to give world-wide and in each market an identical and homogeneous image of the LACOSTE TRADEMARKS and of all the families of products bearing the LACOSTE TRADEMARKS and shall see to it to keep the LICENSOR informed of its direct contacts with said LICENSOR's other licensees and/or distributors.

3.3 The MASTER LICENSEE shall take all necessary steps to ensure that the LACOSTE WATCHES manufactured and distributed by it or by its SUB-LICENSEES or DISTRIBUTORS pursuant to this MASTER AGREEMENT are of high quality, and suitable for a clientele that demands the highest standard of merchandise.

3.4 The MASTER LICENSEE shall take all measures necessary so that the LACOSTE WATCHES are sold exclusively through the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM and through the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM.

3.5 The LICENSOR undertakes to obtain from and to have respected by its licensees for the LACOSTE APPAREL PRODUCTS and the OTHER LACOSTE PRODUCTS the same commitments.

ARTICLE 4 - CREATION, STYLING AND TECHNICAL CO-OPERATION

The MASTER LICENSEE shall bear the sole responsibility for the creation and the development of the LACOSTE WATCHES and shall assume all the corresponding costs and expenses. However, in the scope of the contribution by the LICENSOR of its STYLING KNOW-HOW and by the MASTER LICENSEE of its WATCHES KNOW-HOW, the MASTER LICENSEE and the LICENSOR shall co-operate closely in the creation and the development of the LACOSTE WATCHES in order, more particularly, to strengthen the LACOSTE TRADEMARKS IMAGE.

The MASTER LICENSEE undertakes to study and implement with diligence any evolution of the collections proposed by the LICENSOR and intended to better adapt the LACOSTE WATCHES to the evolution of the markets and to consumers' expectations; provided that similar evolutions, to the extent applicable, are required of LICENSOR's other licensees.

4.1  Obligations of the LICENSOR

     The LICENSOR shall provide the MASTER LICENSEE with those components of the STYLING KNOW-HOW that the LICENSOR, in its best opinion, shall consider to be beneficial to the MASTER LICENSEE in the fulfillment of the purpose of this MASTER AGREEMENT, and shall assist the MASTER LICENSEE in the use thereof.

4.2  Approval of product designs

     4.2.1 The MASTER LICENSEE shall submit design proposals for LACOSTE WATCHES to the LICENSOR in the following manner:

          MASTER LICENSEE shall submit to the LICENSOR design drawings for approval. After approval according to this Article 4.2, MASTER LICENSEE shall submit to the LICENSOR a pre-production prototype for approval together with the suggested retail price of the MODEL. The MASTER LICENSEE warrants that final production will conform to approved pre-production prototypes.

          Each collection of LACOSTE WATCHES shall consist of a sufficient selection of MODELS so as to constitute a well balanced line of watches. The LICENSOR shall, with respect to each submission made by the MASTER LICENSEE for approval, notify the MASTER LICENSEE in writing without undue delay, and in any event within ten (10) business days, as to whether the LICENSOR approves the submission. Unless the LICENSOR notifies Master Licensee within the specified time period that it disapproves any submission, such submission shall be deemed approved.

     4.2.2 In the event the LICENSOR disapproves any submission, the LICENSOR shall furnish the MASTER LICENSEE with the reasons for rejection and provide the MASTER LICENSEE with suggestions for modifying the rejected submission. MASTER LICENSEE shall, as promptly as practicable, correct the rejected submission, resubmit the relevant material to LICENSOR and seek LICENSOR's approval under the same terms and conditions as set forth above.

4.3  Obligations of the MASTER LICENSEE

     4.3.1 The MASTER LICENSEE shall inform the LICENSOR of the head of product development who shall have primary responsibility for the creation of the LACOSTE WATCHES whom the MASTER LICENSEE plans to use. The LICENSOR shall have thirty (30) days to notify MASTER LICENSEE that it objects to such individual, but may only do so for serious

\
                                      -23-


          reasons necessary for the protection of the LACOSTE TRADEMARKS IMAGE.

     4.3.2 In order to enforce the cooperation between the LICENSOR and the MASTER LICENSEE and/or its SUB-LICENSEES for the creation, the development and the manufacture of the LACOSTE WATCHES and to allow the LICENSOR to give the approval provided for in Article 4.2 hereinabove as quickly as possible, coordination meetings shall be organized between the LICENSOR, the MASTER LICENSEE and/or its SUB-LICENSEES for each collection at the following stages :

          a) definition of the product range after analysis of the sales results and of the needs of the different markets; and

          b) definition of the models contemplated for the different lines of the LACOSTE WATCHES; and

          c) study of the prototypes of the models for the different lines of the LACOSTE WATCHES as well as of their packaging, displays and point-of-sale equipment, the development and manufacture of which shall be at MASTER LICENSEE's exclusive expense.

     4.3.3 The MASTER LICENSEE shall not manufacture, distribute, advertise, promote or offer for sale any model of the LACOSTE WATCHES, nor any display or point-of-sale equipment which has not been presented to the LICENSOR and approved in writing by the LICENSOR under the same conditions as those provided in Article 4.2 hereinabove.

4.4  Ownership of the MODELS

     4.4.1 The MODELS shall be and remain in all circumstances during the entire term of this MASTER AGREEMENT the sole property of the LICENSOR.

     4.4.2 The MASTER LICENSEE undertakes to use the MODELS exclusively within the scope of this MASTER AGREEMENT.

     4.4.3 The MASTER LICENSEE undertakes to use its best efforts to ensure that the MODELS do not infringe any intellectual property rights of any third party in the fields of authors' rights, copyrights, models, designs and/or patents.

     4.4.4 The LICENSOR undertakes to take all necessary steps during the entire term of this MASTER AGREEMENT to register in the sole name of the LICENSOR any MODELS which shall be reasonably necessary, as may be determined solely by the LICENSOR, taking into account the commercial potential of such MODELS, to protect such MODELS, as well as to all renewals of such MODELS at their due dates.

     4.4.5 The LICENSOR shall pay all expenses incurred in connection with the registration and/or the renewal of the MODELS.

ARTICLE 5 - MANUFACTURE, QUALITY

5.1  Obligations of MASTER LICENSEE

     5.1.1 The MASTER LICENSEE undertakes to use its WATCHES KNOW-HOW and to make all reasonable investments necessary in order to organize an international manufacture and supply network with the capacity of meeting the needs for the LACOSTE WATCHES in the TERRITORY, and to develop the sales of such in a timely fashion.

     5.1.2 The MASTER LICENSEE undertakes that the LACOSTE WATCHES as well as their packaging shall always be manufactured with reliable materials, carefully constructed, and clean in detail, and undertakes to take all necessary dispositions to that effect.

     5.1.3 The MASTER LICENSEE shall adhere to the highest standards of quality and design, (including, without limitation, materials, design and workmanship) which standards shall be at least equal to the General acceptance requirements attached hereto as Schedule XI and including quality-control measures designed to prevent the production of defective goods.

          In all cases, the MASTER LICENSEE shall be solely responsible toward the LICENSOR for the quality of the LACOSTE WATCHES produced by the MASTER LICENSEE (or under the control of the MASTER LICENSEE) by the SUB-LICENSEES or by the SUB-CONTRACTORS of the MASTER LICENSEE.

          On the other hand, the MASTER LICENSEE shall bear no responsibility whatsoever for the quality of the LACOSTE WATCHES produced by VIMONT under the terms of the PRIOR AGREEMENT.

     5.1.4 Whenever practicable, the MASTER LICENSEE shall cause either (a) each LACOSTE WATCH manufactured under this MASTER AGREEMENT or (b) each package unit of LACOSTE WATCHES distributed under this MASTER AGREEMENT, as determined by MASTER LICENSEE in its sole discretion, to be serialized thereby allowing tracking by MASTER LICENSEE if necessary, as such necessity is mutually agreed upon by LICENSOR and MASTER LICENSEE.

     5.1.5 The MASTER LICENSEE undertakes to cause its SUB-LICENSEES to make such investments as are required to create and/or maintain the organization for the manufacture of the LACOSTE WATCHES in a manner that allows such SUB-LICENSEES to fulfill the undertakings of Articles
          5.1.1 to 5.1.4 hereinabove.

5.2  SUB-CONTRACTORS

     5.2.1 The MASTER LICENSEE (and its SUB-LICENSEES) shall have the right to have LACOSTE WATCHES entirely manufactured by SUB-CONTRACTORS designated by it, provided however the MASTER LICENSEE i) has previously informed the LICENSOR of their name and precise location
          ii) has entered with its SUB-CONTRACTORS into written SUB-CONTRACTING AGREEMENTS which shall conform in all material respects to a general model previously approved in writing by the LICENSOR, and shall include, in addition to the rights and obligations which the MASTER LICENSEE wishes to grant, all obligations the MASTER LICENSEE would otherwise have had to fulfill with respect to the rights granted to the SUB-CONTRACTOR as well as the undertaking by the

          SUB-CONTRACTORS not to manufacture for third parties any watches substantially identical to the LACOSTE WATCHES manufactured by the SUB-CONTRACTOR.

          The SUB-CONTRACTORS shall have to undertake to sell the LACOSTE WATCHES they have manufactured exclusively to the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS, and the MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS undertake irrevocably before the LICENSOR to buy from the SUB-CONTRACTORS all the LACOSTE WATCHES manufactured by the SUB-CONTRACTORS, and to have destroyed at their expense any and all defective LACOSTE WATCHES manufactured by the SUB-CONTRACTORS.

     5.2.2 The MASTER LICENSEE shall deliver to the LICENSOR a copy of each SUB-CONTRACTING AGREEMENT as soon as practicable after it has been signed. The MASTER LICENSEE agrees that LICENSOR may request from MASTER LICENSEE that it takes action against a SUB-CONTRACTOR (including claims for damages in favour of LICENSOR, injunctions and any other appropriate remedies) and/or terminates forthwith a SUB-CONTRACTING AGREEMENT in case of breach by such SUB-CONTRACTOR of any of its essential obligations under such SUB-CONTRACTING AGREEMENT which also constitutes a breach of the MASTER LICENSEE's obligations hereunder that is not cured by such SUB-CONTRACTOR within thirty (30) days after receiving notice of such breach.

5.3  SUPPLIERS

     5.3.1 The MASTER LICENSEE, its SUB-LICENSEES and the SUB-CONTRACTORS shall have the right to have certain components, packaging, advertising and promotional items, furniture and/or any element of any kind bearing or representing the LICENSED TRADEMARKS to be used for or in connection with the LACOSTE WATCHES manufactured by SUPPLIERS designated by it, provided however the MASTER LICENSEE, its SUB-LICENSEES and/or the SUB-CONTRACTORS have entered with their SUPPLIERS into written SUPPLY AGREEMENTS which shall conform in all material respects to a general model previously approved in writing by the

          LICENSOR, and shall include, in addition to the rights and obligations which the MASTER LICENSEE or the SUB-LICENSEES and/or the SUB-CONTRACTORS wish to grant, all obligations the MASTER LICENSEE or the SUB-LICENSEES and/or the SUB-CONTRACTORS would otherwise have had to fulfill with respect to the rights granted to the SUPPLIERS.

     5.3.2 The MASTER LICENSEE shall deliver to the LICENSOR a copy of each SUPPLY AGREEMENT as soon as practicable after it has been signed. The MASTER LICENSEE agrees that LICENSOR may request from MASTER LICENSEE that it takes action or that it causes the appropriate SUB-CONTRACTOR to take action against a SUPPLIER (including claims for damages in favour of LICENSOR, injunctions and any other appropriate remedies) and/or terminates forthwith a SUPPLY AGREEMENT in case of breach by such SUPPLIER of any of its essential obligations under such SUPPLY AGREEMENT which also constitutes a breach of the MASTER LICENSEE's obligations hereunder that is not cured by such SUPPLIER within thirty
          (30) days after receiving notice of such breach.

5.4  Visits and control

     5.4.1 The MASTER LICENSEE, upon request of the LICENSOR, shall authorize or have the LICENSOR authorized to visit, in the presence of representatives designated by the MASTER LICENSEE, any premises in which the LACOSTE WATCHES or parts thereof or any items bearing or representing the LICENSED TRADEMARKS are manufactured by the MASTER LICENSEE, or by any one of its SUB-LICENSEES and/or SUB-CONTRACTORS and/or SUPPLIERS.

     5.4.2 The MASTER LICENSEE undertakes to authorize or have the LICENSOR authorized to make or have made any necessary and/or appropriate control at any stage of the manufacture of the LACOSTE WATCHES or part thereof or of any item bearing or representing the LICENSED TRADEMARKS by the MASTER LICENSEE, or by any of its SUB-LICENSEES and/or SUB-CONTRACTORS and/or SUPPLIERS in order to ascertain that the quality of the LACOSTE

          WATCHES and of their components and of the items bearing or representing the LICENSED TRADEMARKS conforms to the provisions of this MASTER AGREEMENT and inter alia with the provisions of Articles
          3.3 and 5.1.2 hereinabove.

5.5  Ethical Charter

     The MASTER LICENSEE undertakes (a) to comply with and to ensure that its SUB-LICENSEES, DISTRIBUTORS, SUB-CONTRACTORS and SUPPLIERS comply at all times with the relevant provisions of any treaty, law or regulation in relation to the protection of human rights and in particular childhood, salaries, duration and condition of workmanship, and with the relevant provisions of any treaty, law or regulation in relation to the protection of the environment, (b) to take all necessary and appropriate measures to immediately bring an end to any violation of such provisions, and (c) to guarantee and indemnify the LICENSOR and its assignees and successors from any claims, known or unknown, liabilities, demands, damages, causes of action, costs, expenses, dues, covenants, suits, indemnities, judgments which any third party hereafter can, shall or may have in connection with or arising out of any alleged violation by MASTER LICENSEE, any SUB-LICENSEE, DISTRIBUTOR, SUB-CONTRACTOR or SUPPLIER of any such provision. The MASTER LICENSEE shall ensure that a similar provision to this Article 5.5 is included in each SUB-LICENSING AGREEMENT, DISTRIBUTION AGREEMENT, SUB-CONTRACTING AGREEMENT and SUPPLY AGREEMENT.

ARTICLE 6 - MARKETING AND MERCHANDISING

6.1  Obligations of the LICENSOR

     The LICENSOR shall assist the MASTER LICENSEE in the marketing, merchandising, the distribution and sale of the LACOSTE WATCHES in the TERRITORY by providing the MASTER LICENSEE with its MARKETING AND MERCHANDISING KNOW-HOW and through frequent visits and contacts among their respective personnel. To this effect, and in particular to maintain the homogeneity of the LACOSTE TRADEMARKS IMAGE, the LICENSOR shall :

     6.1.1 regularly advise the MASTER LICENSEE of its requirements within the field of marketing and merchandising, such as specifications concerning the presentation of the LACOSTE WATCHES in the shop-windows or inside shops, the point-of-sales advertising materials, etc., that the MASTER LICENSEE shall have to implement within the TERRITORY; and

     6.1.2 proceed, in cooperation with the MASTER LICENSEE, with all appropriate studies relating to the fitting, decoration and architecture of the points-of-sale and to the creation of the furniture and other elements to be used in connection with the sale of the LACOSTE WATCHES in the APPROVED WATCHES RETAILERS.

          The costs related to such studies shall be equally shared between the MASTER LICENSEE and the LICENSOR; and

     6.1.3 authorize the MASTER LICENSEE to have manufactured by SUPPLIERS, under the terms provided in Article 5.3 hereinabove, the furniture and related elements intended to be used in connection with the sale of the LACOSTE WATCHES. Said SUPPLIERS shall have to strictly conform to the blueprints and recommendations of the LICENSOR with respect to the shapes, designs, quality and specifications imposed on by the LICENSOR for said furniture and other elements; and

     6.1.4 give the MASTER LICENSEE complete access to any and all market surveys, statistics, reports and information it may have (which it is not obliged, vis-a-vis third parties, to hold in confidence) regarding the LACOSTE TRADEMARKS IMAGE and the market position of the LACOSTE WATCHES among competitors, retail customers and consumers; and

     6.1.5 at MASTER LICENSEE's request, assist the MASTER LICENSEE in the selection of any outside consultant as may be necessary and help the MASTER LICENSEE with the interpretation of the reports prepared by such consultants; and

6.2  Obligations of the MASTER LICENSEE

     The MASTER LICENSEE shall take all necessary measures to promote the distribution and sale of the LACOSTE WATCHES within the TERRITORY by conforming to such policies as are prescribed and coordinated world-wide by the LICENSOR for the LACOSTE TRADEMARKS and by using the MARKETING AND MERCHANDISING KNOW-HOW provided by the LICENSOR together with its own resources. To this effect, in each of the MAIN COUNTRIES of the TERRITORY, the MASTER LICENSEE shall (or shall procure that its SUB-LICENSEES or its DISTRIBUTORS shall) :

     6.2.1 make such investments as are reasonably necessary to create and/or to maintain the organization necessary for the distribution, marketing, merchandising, promotion and advertising of the LACOSTE WATCHES in a manner that may be reasonably deemed satisfactory by the parties hereto. Such organization shall either be dedicated exclusively to the LACOSTE WATCHES, or, wherever an exclusive organization cannot be set up or appointed, the MASTER LICENSEE shall see to it that the distribution, marketing and merchandising, promotion and advertising of the LACOSTE WATCHES be done so as to avoid any risk of confusion by the retail trade or the consumers with other brands offered by the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS; and

     6.2.2 designate one of its senior managers as the principal correspondent with the MASTER LICENSEE on all business matters pertaining to this MASTER AGREEMENT; and

     6.2.3 participate in the Watches Committees which the LICENSOR will organize from time to time to allow a regular and organized review of the activities of the MASTER LICENSEE pertaining to the LACOSTE WATCHES; and

     6.2.4 consult with the LICENSOR at least three (3) months before the beginning of the sale of each season's collection with respect to the MASTER LICENSEE's marketing and merchandising policy at the occasion of the Watches Committees, and at the occasion of the coordination meetings organized by the LICENSOR between the LICENSOR and the different licensees of the LICENSOR. This consultation shall be done with the purpose of reaching an agreement on the objectives and the means to use in order to achieve the best possible sales results within the TERRITORY as well as the best possible coordination with the marketing and merchandising policy of the LACOSTE APPAREL PRODUCTS and OTHER LACOSTE PRODUCTS; and

     6.2.5 provide the LICENSOR :

          - three months after the start of the sales of each collection of LACOSTE WATCHES (a collection report. Such report shall include the comments on the quality and the styling for each category (as defined in Schedule V) of the LACOSTE WATCHES for each of the first five (5) markets by turnover in the world and for each of the countries in which a SUB-LICENSEE has received a sub-license from the MASTER LICENSEE. Such report shall also include any requests for future collections, and

          - at the end of each season, the sales of each of the collections of the LACOSTE WATCHES by style and by color; and

     6.2.6 provide the LICENSOR on a regular basis at the time of the Watches Committees organized by the LICENSOR to examine the commercial situation of the LACOSTE WATCHES an estimate of the sales (i) in units of the collection presently being delivered as well as of the immediately following collection itemized, for each of the lines of LACOSTE WATCHES, by category of LACOSTE WATCHES (as defined in Schedule V), and (ii) by country, with a comparison with the sales of the comparable collections during the two (2) prior years; and

     6.2.7 provide the LICENSOR once a year, at the beginning of the month of October, with its estimated NET SALES and SALES TO DISTRIBUTORS by country in units and in turnover for the following three (3) calendar years itemized, for each of the lines of LACOSTE WATCHES, by category of LACOSTE WATCHES (as defined in Schedule V); and shall update these estimates for the first year of this three year period, a first time six (6) months later (in April), and a second time twelve (12) months later (in October); and

     6.2.8 provide the LICENSOR twice a year in January and July with a list of all the points of sale of the LACOSTE WATCHES and deliver simultaneously to the LICENSOR a report giving the quantities, the NET SALES and the SALES TO DISTRIBUTORS of the LACOSTE WATCHES sold during the preceding six-month period in each country of the TERRITORY itemized, for each of the lines of LACOSTE WATCHES, by category of LACOSTE WATCHES (as defined in Schedule V) and by type of points-of-sale (as defined in Schedule IX); and

     6.2.9 in a general manner :

          a) invite the LICENSOR's personnel to attend (at LICENSOR's expense) all commercial meetings and to participate in all commercial trips concerning LACOSTE WATCHES that the LICENSOR may wish in order to enable the LICENSOR to fulfill its role in particular with respect to the co-ordination of the marketing, merchandising, advertising and promotion of the LACOSTE TRADEMARKS IMAGE; and

          b) give the LICENSOR complete access to any and all market surveys, reports and information it may have (which it is not obliged to third parties to hold in confidence) regarding the market position of the LACOSTE WATCHES among competitors, retail customers and consumers in the TERRITORY; and

          c) use reasonable efforts to reply to any request from the LICENSOR concerning additional details or statistics regarding LACOSTE WATCHES based on sales; and

          d) in the interests of both parties, enable LICENSOR's personnel (at LICENSOR's expense) to carry out their role of assistance to and consultation with the MASTER LICENSEE and supply them with such help and information as may be reasonably available for the accomplishment of their role and, in particular, provide all available information and surveys reasonably necessary for the analysis of the retail outlets sales activity so as to permit the LICENSOR to better define the conditions and the trends of the market; and

          e) shall ensure that the APPROVED WATCHES RETAILERS implement and conform to the marketing and merchandising policy defined in
               Article 6.2.4 hereinabove; and

          f) shall ensure that the APPROVED WATCHES RETAILERS conform to the specifications concerning the fittings, the decoration and architecture of the points-of-sale and use the furniture and other elements developed jointly by the LICENSOR and the MASTER LICENSEE according to the provisions of Article 6.1.2 hereinabove to be used in connection with the sale of the LACOSTE WATCHES; and

          g) in the best interest of the LACOSTE TRADEMARKS IMAGE shall use its best efforts so that the members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM (and in particular the "global stores") which meet the criteria set out in Article 7.1.1 hereinafter be supplied whenever possible with the LACOSTE WATCHES.

ARTICLE 7 - DISTRIBUTION AND SALES

The MASTER LICENSEE shall carry out the distribution of the LACOSTE WATCHES in the TERRITORY exclusively through :

a) the members of the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM, through APPROVED WATCHES RETAILERS previously selected in each country of the TERRITORY and to which, whenever possible, it shall be contractually linked; and

b) the members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM, subject to the terms and conditions set forth in
     Article 7.2 hereinafter.

7.1  APPROVED WATCHES RETAILERS

     So as to provide the consumer with the best service, to ensure the homogeneity of the high quality of the distribution of the LACOSTE WATCHES throughout the world and to guarantee their authenticity, the MASTER LICENSEE shall select, and require its SUB-LICENSEES and DISTRIBUTORS to select APPROVED WATCHES RETAILERS on the basis of the following objective criteria as regards both quality and techniques, and shall use reasonable commercial efforts to establish with them, and require its SUB-LICENSEES and DISTRIBUTORS to establish with them, whenever possible, a contractual relationship including the terms and conditions set forth in the form of Lacoste Watches Approved Retailer Contract annexed hereto as Schedule XII.

     7.1.1 Conditions of Approval

          The MASTER LICENSEE shall select, and shall cause its SUB-LICENSEES and DISTRIBUTORS to select, as APPROVED WATCHES RETAILERS exclusively those which meet the standards of performance as set forth in the Lacoste Watches General Conditions of Distribution annexed hereto as
          Schedule XIII for the following criteria :

          a) the location and environment of the point-of-sale (type and category of the building, location in the town in question, type of shops in the neighborhood, sales area of the shop, quality of the frontage, length of the shop window); and

          b) its fittings (quality of the shop sign, window-dressing, quality of the furnishings and lighting); and

          c)   the type, brand and nature of the products sold in the outlet;
               and

          d)   the qualification of the personnel; and

          e)   the financial capabilities and solvency guarantees.

     7.1.2 Approval of the APPROVED WATCHES RETAILERS

          The LICENSOR reserves the right to verify that every point of sale selected by the MASTER LICENSEE as an APPROVED WATCHES RETAILER conforms to the objective criteria set forth in

          Article 7.1.1 hereinabove (except for the points of sales listed in Schedule XIV, which, as LICENSOR and MASTER LICENSEE have agreed, conform to the objective criteria set forth in Article 7.1.1 hereinabove). Except for such points of sale, the MASTER LICENSEE shall submit or cause to be submitted to the LICENSOR a copy of the completed application for every potential point of sale for approval. The LICENSOR shall have ten (10) business days to approve in writing a potential point of sale based upon the objective criteria set forth under Article 7.1.1 hereinabove and the LICENSOR shall not unreasonably withhold, delay or condition its approval, and shall be deemed to have given its approval if LICENSOR does not notify MASTER LICENSEE that it disapproves of such proposed point of sale with ten
          (10) business days of receipt of the completed application.

     7.1.3 Duties of the APPROVED WATCHES RETAILERS

          In addition to the obligations usually undertaken by retailers, the MASTER LICENSEE shall ensure that the agreements between itself and the APPROVED WATCHES RETAILERS expressly provide that the APPROVED WATCHES RETAILERS agree that :

          a) the standing of the point-of-sale and its environment remain at all times compatible with the LACOSTE TRADEMARKS IMAGE, as established and coordinated by the LICENSOR; and

          b) the sales area in the store is always sufficient to permit the presentation of the LACOSTE WATCHES in a sufficient shopping space without disproportion with the other brands offered for sale and allowing to distinguish them; and

          c) each point-of-sale always contains an adequate range of the LACOSTE WATCHES; and

          d) the sales personnel of each point-of-sale is always well qualified and trained in presenting and selling the LACOSTE WATCHES; and

          e) unless prohibited by applicable law, e.g., in the United States of America, no generalized discount sales policy is applied; and

          f)   no misleading advertising is made; and

          g) the counters, posters, demonstration and other advertising material are displayed in a prominent position in each store and set up with the MASTER LICENSEE's approval; and

          h) a notice stating "Approved Watches Lacoste Retailer" is displayed in a prominent position in the window or near the LACOSTE WATCHES display area.

     7.1.4 The MASTER LICENSEE shall ensure that all elements bearing or representing the LICENSED TRADEMARKS (such as awnings, pennants, etc.) used by the APPROVED WATCHES RETAILERS on the facade, in the window or inside their shops are exclusively those supplied by the MASTER LICENSEE or, exceptionally those which have received the prior and express written approval of the MASTER LICENSEE.

          In this respect, a specific provision shall be included in the written confirmations issued to the APPROVED WATCHES RETAILERS.

          The MASTER LICENSEE shall inform the LICENSOR of any new kind of material that the APPROVED WATCHES RETAILERS would like to use.

     7.1.5 The MASTER LICENSEE shall offer an appropriate warranty on the LACOSTE WATCHES of at least one (1) year starting from the date of purchase of such LACOSTE WATCHES, and shall put in place and organize an after-sale service of the level appropriate with the LACOSTE TRADEMARKS IMAGE.

7.2 Special provisions applicable to the members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM

     Nothing contained in this MASTER AGREEMENT, and in particular this Article
     7.2 and Articles 1.40 or 1.41,
     shall be construed as meaning that LACOSTE WATCHES shall be offered for sale in each and every LACOSTE BOUTIQUE and LACOSTE CORNER fulfilling the requirements of Article 7.2.1 hereinafter.

     7.2.1 PRESENTATION SURFACE of the LACOSTE WATCHES and/or of the OTHER LACOSTE PRODUCTS in the LACOSTE BOUTIQUES and LACOSTE CORNERS

     a) So as to make sure that at the same time the LACOSTE BOUTIQUES and LACOSTE CORNERS remain principally devoted to the sale of LACOSTE APPAREL PRODUCTS and only on a subordinate basis of the LACOSTE WATCHES and/or of the OTHER LACOSTE PRODUCTS and to allow the development of the LACOSTE WATCHES together with the OTHER LACOSTE PRODUCTS, the LACOSTE BOUTIQUES with a COMMERCIAL SURFACE exceeding * and the LACOSTE CORNERS with a COMMERCIAL SURFACE exceeding * shall be authorized to sell the LACOSTE WATCHES and all the categories of the OTHER LACOSTE PRODUCTS that they wish to sell. DEVANLAY shall reserve for the LACOSTE WATCHES together with the OTHER LACOSTE PRODUCTS in each of these LACOSTE BOUTIQUES and in each of these LACOSTE CORNERS at least * of the PRESENTATION SURFACE of such LACOSTE BOUTIQUE or LACOSTE CORNER.

          For the LACOSTE BOUTIQUES with a COMMERCIAL SURFACE exceeding *, the PRESENTATION SURFACE reserved for the LACOSTE WATCHES together with the OTHER LACOSTE PRODUCTS shall be at least * of the PRESENTATION SURFACE of such LACOSTE BOUTIQUE.

          DEVANLAY or the relevant LACOSTE APPAREL PRODUCTS DISTRIBUTOR shall decide with the owner of each LACOSTE BOUTIQUE and of each LACOSTE CORNER, within the limits fixed above, the percentage of the PRESENTATION SURFACE reserved for the LACOSTE WATCHES and for the OTHER LACOSTE PRODUCTS.

          DEVANLAY, or the relevant LACOSTE APPAREL PRODUCTS DISTRIBUTOR, shall decide with the owner of each LACOSTE BOUTIQUE and of each LACOSTE CORNER the manner in which the space reserved for

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

          the LACOSTE WATCHES and for the OTHER LACOSTE PRODUCTS shall be allocated.

          The owner of each LACOSTE BOUTIQUE and of each LACOSTE CORNER shall comply scrupulously and in all respects with the instructions of DEVANLAY, or of the relevant LACOSTE APPAREL PRODUCTS DISTRIBUTOR, concerning the merchandising of the LACOSTE WATCHES and of the OTHER LACOSTE PRODUCTS in the LACOSTE BOUTIQUES and in the LACOSTE CORNERS.

          Within this framework, the owners of the LACOSTE BOUTIQUES and of the LACOSTE CORNERS are free to decide if they want to present LACOSTE WATCHES in their points of sale and to choose the categories of OTHER LACOSTE PRODUCTS which they wish to present in their points of sale.

     b) Provided that they have been authorized beforehand and in writing by DEVANLAY, the LACOSTE BOUTIQUES with a COMMERCIAL SURFACE smaller than or equal to * and the LACOSTE CORNERS with a COMMERCIAL SURFACE smaller than or equal to * may sell certain LACOSTE WATCHES and/or OTHER LACOSTE PRODUCTS in the same conditions as those provided for by the present AGREEMENT. Given the size of these points of sale, the parties agree that no reservation of a minimum PRESENTATION SURFACE shall apply to them.

     7.2.2 Selection of the collections of the LACOSTE WATCHES for the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM

          The presence of the LACOSTE WATCHES together with the OTHER LACOSTE PRODUCTS alongside the LACOSTE APPAREL PRODUCTS in the LACOSTE BOUTIQUES and in the LACOSTE CORNERS is desirable in the interest of the LACOSTE TRADEMARKS IMAGE and of the development of the "lifestyle" image of the Lacoste brand. The purpose is to define for each LACOSTE BOUTIQUE and for each LACOSTE CORNER a well-balanced solution, preserving both the LACOSTE TRADEMARKS IMAGE and the interests of the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS and the LACOSTE WATCHES.

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

     a) The collections of the LACOSTE WATCHES for the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM shall be selected in each country among the worldwide collections approved by the LICENSOR, by mutual agreement between each of the distributors of the LACOSTE WATCHES and the LACOSTE APPAREL PRODUCTS DISTRIBUTOR in such country.

          The selection of the collections of the LACOSTE WATCHES means the determination, by territory, on the one hand, of the product ranges (choice of models among those existing) of the LACOSTE WATCHES collections, among which the owner of the point of sale shall be free to choose when placing his orders and, on the other hand, of the total number of references/color of LACOSTE WATCHES and of OTHER LACOSTE PRODUCTS which may be commercialized during a season in each category of point of sale according to its size and its lay-out. The determination of the product ranges shall be such as to offer the owners of the points of sale the opportunity to exercise their choice among collections having, for the LACOSTE WATCHES and for each category of OTHER LACOSTE PRODUCTS, a reasonable representativeness.

     b) Subject to the terms of paragraph a) hereinabove, such selection shall be made taking into account :

          - the availability of the collections of the LACOSTE WATCHES in such country, and

          - the commercial interest that the LACOSTE WATCHES may offer to the LACOSTE BOUTIQUES and the LACOSTE CORNERS, and

          -    the purchasing behavior and habits of such country, and

          -    the periodicity appropriate to the LACOSTE WATCHES.

     c) The collections of the LACOSTE WATCHES chosen for the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM in each country shall be updated with the appropriate periodicity (season, year) following the rules specified in paragraphs a) and b) hereinabove.

     d) In the event of a disagreement between a distributor of LACOSTE WATCHES and a LACOSTE APPAREL PRODUCTS DISTRIBUTOR about the selection of collections of LACOSTE WATCHES for the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM in a given country, the LICENSOR and DEVANLAY shall make their best efforts to find together a well-balanced solution which preserves together the LACOSTE TRADEMARKS IMAGE, the development of the "lifestyle" image of the Lacoste brand and the interests of the LACOSTE APPAREL PRODUCTS and of the LACOSTE WATCHES. The final decision shall rest with DEVANLAY.

     e) Once the ranges of the LACOSTE WATCHES and of the OTHER LACOSTE PRODUCTS and the total number of references/color of the LACOSTE WATCHES and/or of the OTHER LACOSTE PRODUCTS have been selected, the owners of the LACOSTE BOUTIQUES and of the LACOSTE CORNERS will be free to decide, within this framework, the quantities of LACOSTE WATCHES and/or of OTHER LACOSTE PRODUCTS to be ordered.

     7.2.3 Supply of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM by the distributors of the LACOSTE WATCHES

     a) The distributors of the LACOSTE WATCHES shall present the collections selected by country directly to the LACOSTE BOUTIQUES and to the LACOSTE CORNERS, which shall place their orders and repeat orders directly with them according to their specificities (size, location, customers). In each territory, the distributors of the LACOSTE WATCHES shall transmit electronically to the LACOSTE APPAREL PRODUCTS DISTRIBUTOR concerned a copy of each order placed by the LACOSTE BOUTIQUES and the LACOSTE CORNERS located in such territory. These orders shall be sent to the LACOSTE APPAREL PRODUCTS DISTRIBUTOR upon receipt by the distributors of the LACOSTE WATCHES, and shall specify the anticipated delivery dates. Upon receipt of the copies of the orders and within 10 days at most, the LACOSTE APPAREL PRODUCTS DISTRIBUTORS may contact the concerned distributor(s) of the LACOSTE WATCHES if, after examining the orders, it appears that the selection of the collection for a specific point of sale does not comply with the terms of Article 7.2.2 hereinabove. In such an event, the LACOSTE APPAREL PRODUCTS DISTRIBUTOR shall have the right to request the distributor(s) of the LACOSTE WATCHES concerned not to accept these orders insofar as they do not conform with the pre-agreed terms relating to the selection of ranges of LACOSTE WATCHES set forth in Article 7.2.2 hereinabove. The distributors of the LACOSTE WATCHES undertake to act in accordance with the request of the LACOSTE APPAREL PRODUCTS DISTRIBUTOR. In the absence of reaction from the LACOSTE APPAREL PRODUCTS DISTRIBUTOR within 10 days following the receipt of the copies of the orders for the beginning of the season, such orders may be implemented as such. Notwithstanding the foregoing, repeat orders may be delivered by the distributor of the LACOSTE WATCHES as soon as they are received.

     b) The LACOSTE BOUTIQUES and the LACOSTE CORNERS shall be supplied and invoiced directly by the distributors of the LACOSTE WATCHES.

     c) The distributors of the LACOSTE WATCHES for each country shall send each semester to the LACOSTE APPAREL PRODUCTS DISTRIBUTOR a detailed recapitulative statement of the invoices of LACOSTE WATCHES sent to each LACOSTE BOUTIQUES and LACOSTE CORNER. Copies of these statements shall be sent simultaneously to the LICENSOR, to DEVANLAY and to the MASTER LICENSEE.

     d) In the event of a violation by a LACOSTE BOUTIQUE or a LACOSTE CORNER of the limits of the PRESENTATION SURFACE established for the LACOSTE WATCHES together with the OTHER LACOSTE PRODUCTS in the point of sale or of the selection of the collections of the LACOSTE WATCHES and of the OTHER LACOSTE PRODUCTS intended to be commercialized in this point of sale, or of the maximum number of references/color of LACOSTE WATCHES and/or of OTHER LACOSTE PRODUCTS which may be commercialized in such LACOSTE BOUTIQUE or LACOSTE CORNER, or in the event that the purchasing turnover of LACOSTE APPAREL PRODUCTS during a semester is less than *

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

* of the total purchasing turnover of the relevant LACOSTE BOUTIQUE or LACOSTE CORNER during the same period, DEVANLAY, or the LACOSTE APPAREL PRODUCTS DISTRIBUTOR concerned, shall be entitled on a first instance to issue a warning to the relevant LACOSTE BOUTIQUE or LACOSTE CORNER and, if any of these occurrences should be repeated, to forbid such point of sale to commercialize LACOSTE WATCHES and OTHER LACOSTE PRODUCTS during at least one season.

          The LICENSOR and the MASTER LICENSEE shall be informed of such measures taken by DEVANLAY. The MASTER LICENSEE undertakes to comply with these measures by suspending all orders and deliveries to such point of sale.

     7.2.4 Selective Distribution Systems

     a) The MASTER LICENSEE acknowledges that the LACOSTE BOUTIQUES and the LACOSTE CORNERS are points of sale with specific characteristics resulting inter alia from the fact that all the products sold in these premises bear the LACOSTE TRADEMARKS, as well as from the fact that these points of sale are principally devoted to the sale of LACOSTE APPAREL PRODUCTS and only on a subordinate basis of LACOSTE WATCHES together with OTHER LACOSTE PRODUCTS, contrary to the members of the "APPROVED APPAREL RETAILERS" SELECTIVE DISTRIBUTION SYSTEM who can sell products of different brands and who are devoted to the sale of the LACOSTE APPAREL PRODUCTS, unless they are selected as approved retailers for LACOSTE WATCHES and/or OTHER LACOSTE PRODUCTS.

          Therefore, the LACOSTE BOUTIQUES and the LACOSTE CORNERS constitute together the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM organized by DEVANLAY which is distinct from the "APPROVED APPAREL RETAILERS" SELECTIVE DISTRIBUTION SYSTEM comprising the approved retailers for the LACOSTE APPAREL PRODUCTS.

          The "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM is also distinct

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

          from the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM organized by the MASTER LICENSEE.

     b) The MASTER LICENSEE therefore undertakes, in its own name and in the name of its SUB-LICENSEES and its DISTRIBUTORS, to take all appropriate measures to ensure the integrity of the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM, the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM and the "APPROVED APPAREL RETAILERS" SELECTIVE DISTRIBUTION SYSTEM.

     7.2.5 Assistance of DEVANLAY and/or of the LACOSTE APPAREL PRODUCTS DISTRIBUTORS to the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM in connection with the LACOSTE WATCHES and/or the OTHER LACOSTE PRODUCTS

          In connection with the LACOSTE WATCHES and/or the OTHER LACOSTE PRODUCTS that will be offered in the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM under the terms of this Article 7.2, DEVANLAY and/or the LACOSTE APPAREL PRODUCTS DISTRIBUTORS have agreed that :

     a)   in the field of merchandising, they shall :

          - ensure the coherence of the merchandising for the LACOSTE APPAREL PRODUCTS, the LACOSTE WATCHES and/or the OTHER LACOSTE PRODUCTS, and

          - present in a suitable fashion the LACOSTE WATCHES following the rules contained in the merchandising guide (called the "Green Book") and its seasonal editions developed by DEVANLAY, which shall be updated by the LICENSOR and DEVANLAY and approved by the LICENSOR, and

          - present completely, in particular in the shop-windows, the lines of LACOSTE APPAREL PRODUCTS, LACOSTE WATCHES together with OTHER LACOSTE PRODUCTS, so as to express fully the Lacoste "way-of-life", and

          - use their best efforts to include the LACOSTE WATCHES together with the OTHER LACOSTE PRODUCTS in their local or national advertising and promotion campaigns.

     b)   in the field of reporting, they shall :

          - do their best efforts to ensure that the LACOSTE BOUTIQUES progressively put in place IT systems allowing a detailed reporting of their sales of LACOSTE APPAREL PRODUCTS, LACOSTE WATCHES and OTHER LACOSTE PRODUCTS, and

          - for those LACOSTE BOUTIQUES who have not yet put in place, and as long as they have not done so, continue providing the LICENSOR and the MASTER LICENSEE with reports similar to those available as of March 1, 2004, and

          - supply the LACOSTE BOUTIQUES with such elements as may be necessary for the IT treatment and the reporting of their sales of LACOSTE WATCHES, subject to having received the basic data about the LACOSTE WATCHES necessary to the operation of such a system from the LICENSOR, who shall have obtained it himself from the MASTER LICENSEE, and

          - prepare and submit to the LICENSOR and to the MASTER LICENSEE, for the LACOSTE BOUTIQUES which have put in place the necessary IT systems and have received the necessary basic data about the LACOSTE WATCHES :

          (i) on a monthly basis and under the same conditions and terms as for the sales of the LACOSTE APPAREL PRODUCTS by the LACOSTE BOUTIQUES, the information relating to the sales of the LACOSTE WATCHES in each LACOSTE BOUTIQUE. This information shall include for each LACOSTE BOUTIQUE the detail of the sales to the consumer of the LACOSTE WATCHES, and

          (ii) on a semi-annual basis the information relating to the sales by reference of the LACOSTE WATCHES in each of the LACOSTE BOUTIQUES.

     7.2.6 Contribution of the MASTER LICENSEE

     a) In consideration of the merchandising and reporting services and of the reservation of the PRESENTATION SURFACES made for the LACOSTE WATCHES by the LACOSTE APPAREL PRODUCTS DISTRIBUTORS, the MASTER LICENSEE shall pay, or shall ensure that its SUB-LICENSEES and its DISTRIBUTORS pay, each six (6) months, in each country to DEVANLAY, or, if the distribution of the LACOSTE APPAREL PRODUCTS in this country has been granted to a LACOSTE APPAREL PRODUCTS DISTRIBUTOR, to such LACOSTE APPAREL PRODUCTS DISTRIBUTOR, a contribution representing a fixed percentage of * of the purchases of the LACOSTE WATCHES made by the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM in such country.

          In view of the importance of the LACOSTE BOUTIQUES having a COMMERCIAL SURFACE larger than * due to their role as showcases on prime locations and due to their high operations cost, the MASTER LICENSEE shall pay, or shall ensure that its SUB-LICENSEES and its DISTRIBUTORS pay, to DEVANLAY, or, if the distribution of the LACOSTE APPAREL PRODUCTS in this country has been granted to a LACOSTE APPAREL PRODUCTS DISTRIBUTOR, to such LACOSTE APPAREL PRODUCTS DISTRIBUTOR, a contribution representing a fixed percentage of * mentioned hereinabove, of the purchases of the LACOSTE WATCHES by the LACOSTE BOUTIQUES having a COMMERCIAL SURFACE larger than *.

     b) The amount of the contribution of the MASTER LICENSEE (or of the SUB-LICENSEES or DISTRIBUTORS, as the case may be) shall be determined on the basis of their NET SALES to the LACOSTE BOUTIQUES and the LACOSTE CORNERS.

     c) These amounts shall be calculated on June 30 and December 31 of each year and the corresponding contribution shall be paid no later than August 31 and February 28 of each year, by the MASTER LICENSEE or the SUB-LICENSEES or DISTRIBUTORS to DEVANLAY, or if in such country the distribution of the LACOSTE APPAREL PRODUCTS has been granted to a LACOSTE APPAREL PRODUCTS DISTRIBUTOR, to such LACOSTE APPAREL PRODUCTS DISTRIBUTOR.

     d) If the contribution due by the MASTER LICENSEE has not been fully paid at the dates specified in paragraph c) hereinabove to DEVANLAY (or to the appropriate LACOSTE APPAREL PRODUCTS DISTRIBUTORS), the LACOSTE GROUP shall have the right, thirty (30) days after a notice given by registered mail with certified receipt which will not have been followed by complete payment of all and any due and unpaid contributions, to instruct

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

          forthwith the MASTER LICENSEE to stop any further deliveries of the LACOSTE WATCHES to the members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM anywhere in the world, and the MASTER LICENSEE agrees to forthwith comply with such instructions.

     7.2.7 Furniture and sales equipment used for the LACOSTE WATCHES

          The furniture and other sales equipment used for the LACOSTE WATCHES in the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM shall exclusively be those developed by the LICENSOR in cooperation with DEVANLAY and/or the MASTER LICENSEE.

          DEVANLAY and the LACOSTE APPAREL PRODUCTS DISTRIBUTOR shall be the sole entities responsible for the lay-out of the LACOSTE BOUTIQUES and the LACOSTE CORNERS, subject to the terms of this Article 7.2.

     7.2.8 End-of-season goods

          The rules applied by the LACOSTE BOUTIQUES and the LACOSTE CORNERS for the sale end-of-season goods shall be those applicable to the LACOSTE APPAREL PRODUCTS, but, to the extent possible, shall also have to follow those applicable to the LACOSTE WATCHES.

     7.2.9 Specific agreements

          In the event that specific agreements, departing from the provisions set forth hereinabove in Articles 7.2.1 to 7.2.8 are concluded either between DEVANLAY and the MASTER LICENSEE, or between a distributor of LACOSTE WATCHES and the LACOSTE APPAREL PRODUCTS DISTRIBUTOR in a given territory, the terms of such specific agreements shall prevail over the provisions set forth hereinabove in Articles 7.2.1 to 7.2.8. The MASTER LICENSEE shall promptly inform the LICENSOR of any such specific agreement.

     7.2.10 Breach of the obligations of the MASTER LICENSEE under the provisions set forth in Articles 7.2.1 to 7.2.9

          The MASTER LICENSEE acknowledges that in the event of a breach in one or several countries in the TERRITORY by the MASTER LICENSEE or by a SUB-LICENSEE or a DISTRIBUTOR of their obligations under the provisions set forth hereinabove in Articles 7.2.1 to 7.2.9, the LICENSOR has undertaken towards DEVANLAY and the LACOSTE APPAREL PRODUCTS DISTRIBUTORS to use its best efforts to obtain from the MASTER LICENSEE or from its SUB-LICENSEE or DISTRIBUTOR that it remedies such breach. The MASTER LICENSEE further acknowledges that in the event such efforts remain unsuccessful, the LICENSOR has agreed that DEVANLAY and the LACOSTE APPAREL PRODUCTS DISTRIBUTORS shall no longer be bound by any of their commitments concerning the presence or the sale of the LACOSTE WATCHES in the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM in such country(ies), which the MASTER LICENSEE and its SUB-LICENSEE or DISTRIBUTOR accept.

7.3  INTERNET - MAIL ORDER

     The LICENSOR is desirous to protect in the TERRITORY the LACOSTE TRADEMARKS IMAGE, the MODELS, the LACOSTE WATCHES as well as the LACOSTE APPAREL PRODUCTS and the OTHER LACOSTE PRODUCTS sold under the LICENSED TRADEMARKS. The LICENSOR also desires to protect the consumer from the counterfeiting of the above and desires to offer the consumer an appropriate environment and a high quality service. For all these reasons, the LACOSTE WATCHES must be exclusively sold through the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM and the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM.

     In consequence, the advertising and/or the sale of the LACOSTE WATCHES on the Internet are authorized provided that the following conditions are met :

     7.3.1 the advertising and/or the sale of the LACOSTE WATCHES on the Internet or by Mail Order may only be made by APPROVED WATCHES RETAILERS and members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM; and

     7.3.2 the web site or the Mail Order catalogues on which the LACOSTE WATCHES shall be advertised and/or sold shall be submitted to LICENSOR for LICENSOR's written approval. Such approval shall be granted if the following conditions are met :

          a) the name, the environment, the presentation and the general standing of the web site or the Mail Order catalogues as well as the way it functions shall be compatible with the LACOSTE TRADEMARKS IMAGE; and

          b) the web site or the Mail Order catalogues shall offer to consumers a high quality service for the LACOSTE WATCHES; and

          c) the manner in which the MODELS and the LICENSED TRADEMARKS are presented on the web site or in the Mail Order catalogues in connection with the advertising and/or the sale of the LACOSTE WATCHES shall be submitted to LICENSOR for LICENSOR's written approval. The APPROVED WATCHES RETAILERS and the members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM may not include or use any of the LICENSED TRADEMARKS in the workings (as they exist as of this day or in the future) of the web, and in particular no LICENSED TRADEMARK may be included or used in a domain name, an URL address or an e-mail address.

7.4  MARKETING POLICY

     7.4.1 The MASTER LICENSEE undertakes to apply a marketing policy which takes into account the characteristics of the main markets of the TERRITORY and the policies practiced on each of these markets for products of comparable quality and commercial standard, so as to preserve the LACOSTE TRADEMARKS IMAGE.

     7.4.2 The MASTER LICENSEE shall be free to fix its wholesale prices to the members of the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM and the

          "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM so as to facilitate the diffusion of the LACOSTE WATCHES and the development of sales within the TERRITORY. The MASTER LICENSEE shall keep the LICENSOR informed on a regular basis of its pricing policy. More specifically, the MASTER LICENSEE shall inform the LICENSOR of any modification in its price structure as soon as practicable after such modification.

          Unless prohibited by applicable law, e.g., in the United States of America, reduction of price points by MASTER LICENSEE for the LACOSTE WATCHES if not justified by normal business reasons, such as technical ones or currency exchange fluctuations, may not be implemented if such a move risks in any way to have negative consequences on the LACOSTE TRADEMARKS IMAGE.

          Unless prohibited by applicable law, e.g., in the United States of America, it is agreed that the prices invoiced to the members of the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM and the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM during the notice period provided for in Articles 18.3 and 20.4 hereinafter may not be lower than *.

ARTICLE 8 - PROMOTION AND ADVERTISING

8.1 In order to allow the LICENSOR to coordinate in the TERRITORY a promotional and advertising policy for the sale of the LACOSTE WATCHES compatible with the prestige of the LACOSTE TRADEMARKS and of the name Lacoste and which support a satisfactory development of sales, the LICENSOR and the MASTER LICENSEE agree that :

     8.1.1 the development of the advertising of the LACOSTE TRADEMARKS IMAGE shall be made by the LICENSOR at the LICENSOR's costs. The LICENSOR shall draw up twice a year at the latest before November 30 and May 31 of each year the strategy defining the policy to be implemented for the advertising of

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

          the LACOSTE TRADEMARKS IMAGE as well by the MASTER LICENSEE as by the LICENSOR's other licensees (briefings) and recalling the basic permanent or semi-permanent rules to be followed for said advertising, more particularly with respect to the use of the LACOSTE TRADEMARKS (Charter); and

     8.1.2 the development of the advertising for the LACOSTE WATCHES shall be made by the MASTER LICENSEE at the MASTER LICENSEE's costs, respecting as closely as possible the PROMOTION AND ADVERTISING KNOW-HOW put at the MASTER LICENSEE's disposal by the LICENSOR including the LACOSTE TRADEMARKS IMAGE advertising policy defined by the LICENSOR according to the provisions of Article 8.1.1 hereinabove. The costs relating to the exploitation of the advertising of the LACOSTE WATCHES (media buying etc...) shall be borne by the MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS and shall be deemed as constituting an integral part of the promotion and advertising budgets defined in
          Article 8.2.2 hereinafter; and

     8.1.3 the LACOSTE TRADEMARKS IMAGE's promotional programs (professional sportsmen, product placement in motion pictures, etc.) shall be :

          a) when they have an international impact, developed by the LICENSOR after having consulted the MASTER LICENSEE. The costs related to these promotional programs shall be equally shared (according to the provisions of and within the ceiling * provided in Article
               8.4.1 hereinafter) between, on one side, the MASTER LICENSEE (and, as the case may be, if said programs concern the LACOSTE APPAREL PRODUCTS and/or the OTHER LACOSTE PRODUCTS, the LICENSOR's licensees and/or distributors for such products) and on the other side, the LICENSOR. The MASTER LICENSEE share of costs shall be deemed as constituting an integral part of the promotion and advertising budgets defined in Article 8.2.2 hereinafter; and

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

          b) when they have essentially a national impact, developed by the MASTER LICENSEE after having consulted the LICENSOR respecting as closely as possible the PROMOTION AND ADVERTISING KNOW-HOW put at the MASTER LICENSEE's disposal by the LICENSOR including the policy defined by the LICENSOR for the promotion of the image of the LACOSTE TRADEMARKS according to the provisions of Article 8.1.3a) hereinabove. The costs relating to these promotional programs shall be borne exclusively by the MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS and shall be deemed as constituting an integral part of the promotion and advertising budgets defined in Article 8.2.2 hereinafter.

8.2  To this effect, the MASTER LICENSEE :

     8.2.1 shall participate (or shall ensure that its SUB-LICENSEES and its DISTRIBUTORS participate) in the coordination meetings organized at least twice a year in each of the MAIN COUNTRIES within the TERRITORY by the LICENSOR with the other main licensees and/or distributors for the LACOSTE APPAREL PRODUCTS and OTHER LACOSTE PRODUCTS in order to ensure the consistency of the different promotional and advertising campaigns; and

     8.2.2 shall allocate (or procure that its SUB-LICENSEES and its DISTRIBUTORS allocate) for the promotional and advertising actions listed in Schedule XVII an annual advertising and promotional budget representing no less than * of its estimated NET SALES determined in conformity with the provisions of Article 6.2.7 hereinabove. At the last of the Watches Committees of each year, the MASTER LICENSEE shall submit to the LICENSOR its advertising and promotion budget detailed by country and itemized as given in Schedule XVII, according to its forecasts of NET SALES for the concerned year, as well as a description of its main promotional and advertising actions or campaigns; and

     8.2.3 provide the LICENSOR once a year at the beginning of the month of March with a report on the

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

          amounts spent on advertising and promotion during the previous calendar year by country itemized as given in Schedule XVII; and

     8.2.4 shall take all reasonable steps to ensure in particular that not only the LACOSTE TRADEMARKS IMAGE, but also the personal reputation of Mr. Rene Lacoste and his family are safeguarded; and

     8.2.5 shall use exclusively the lettering, labels and logos created by the LICENSOR when advertising or promoting the "Lacoste" image and the LACOSTE WATCHES; and

     8.2.6 if any apparel or other products of the type comprising the LACOSTE APPAREL PRODUCTS or the OTHER LACOSTE PRODUCTS are to be depicted in any advertising or promotional material for LACOSTE WATCHES, shall use in such advertising and promotional material for the LACOSTE WATCHES exclusively the LACOSTE APPAREL PRODUCTS and/or OTHER LACOSTE PRODUCTS or accessories bearing the LACOSTE TRADEMARKS whenever such exist and are available; and

     8.2.7 shall consult with the LICENSOR before retaining any promotion, communication or advertising agency for work in relation with the LACOSTE WATCHES; and

     8.2.8 shall in a general manner, consult the LICENSOR when planning its advertising and promotional programs and inform the LICENSOR of the particulars of such programs before they are finalized by its advertising agents, in particular with the purpose of allowing the coordination of these programs with those of the other licensees of the LICENSOR (media plans); and

     8.2.9 prior to the first use thereof, shall submit to the LICENSOR a copy or a photograph of its advertising or promotional projects (press and TV advertising, catalogues, posters, circulars and in general all publi-promotional material) and/or sales aids such as, in particular, the furniture, the booths for trade shows and the private or public salesrooms intended to facilitate or promote the distribution and sale of the LACOSTE WATCHES. The LICENSOR shall have a fifteen (15) day period to notify in writing MASTER LICENSEE that it approves or disapproves the content, the form and/or the media used for these projects. Should the LICENSOR not respond within said fifteen (15) days period, it will be deemed to have given its approval; and

     8.2.10 shall allow the LICENSOR and the LICENSOR's other licensees to use free of charge for their activities, subject only to the payment of the creative and authors' rights, such advertising and promotional creations and ideas; and

     8.2.11 shall ensure that the APPROVED WATCHES RETAILERS comply with the conditions mentioned in Articles 8.2.4 to 8.2.10 hereinabove and 8.3 hereinafter, should they themselves elect to advertise and promote the sale of the LACOSTE WATCHES and in particular, include a special clause in its general sales conditions and/or agreements with such APPROVED WATCHES RETAILERS to this effect; and

8.3 The MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS shall not, except after having obtained the previous written agreement of the LICENSOR, and in such event according to the LICENSOR's prescriptions, register a domain name including the name Lacoste or Crocodile.

     The MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS may use web pages in the sites created by or for the LICENSOR in certain countries of the TERRITORY, provided such sites are to be shared among the different LICENSOR's licensees and/or distributors and the content of which shall be provided by the MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS to the LICENSOR.

     The MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS shall provide the LICENSOR with the necessary information to update said web pages, whenever requested by the LICENSOR.

     Should the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS wish to include a web page in their own institutional web sites in relation with the LICENSED TRADEMARKS and the LACOSTE WATCHES, or links with the sites of the LACOSTE GROUP, the MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS shall have to submit their plans to the LICENSOR and obtain its prior written approval before going on line. The same procedure shall apply for the updating of said web page.

8.4  The LICENSOR shall, for its part :

     8.4.1 continue the promotional and advertising activities that it has carried out for many years throughout the world. It is specified that, should the LICENSOR undertake operations which are in the world-wide interest of the LACOSTE TRADEMARKS and which may be used or have direct or indirect repercussions with respect to the distribution of the LACOSTE WATCHES or the promotion and advertising of the LACOSTE TRADEMARKS IMAGE (and in particular either the promotional actions described in Article 8.1.3a) hereinabove, or the expenses for the advertising of the LACOSTE TRADEMARKS IMAGE as provided in Article
          8.1.1 hereinabove), the MASTER LICENSEE shall have to contribute financially to such operations for such share as the LICENSOR shall decide, but only up to a maximum amount not exceeding for each year * NET SALES forecasts defined in Article 6.2.7 hereinabove for such year. The amount spent by the MASTER LICENSEE for such operations shall be deemed as constituting an integral part of the advertising and promotion budget provided for in Article 8.2.2 hereinabove. If the LICENSOR does not use up such right during any one (1) year, then the amount not used up during such year may not be carried forward in the following year.

          The LICENSOR shall invoice the MASTER LICENSEE for its share of such expenses regularly during the course of the year, and the MASTER LICENSEE shall settle such invoices within thirty (30) days; and

     8.4.2 supply the MASTER LICENSEE from time to time, at cost price, with any advertising material used by the LICENSOR that the MASTER LICENSEE may wish to purchase; and

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

     8.4.3 use reasonable efforts to keep the MASTER LICENSEE informed of the actions of its other licensees and distributors in the field of their marketing, merchandising, promotion and advertising programs, for instance at the time of the coordination meetings regularly organized by the LICENSOR, to which the MASTER LICENSEE shall attend as provided by Article 6.2.4 hereinabove; and

     8.4.4 ensure that its licensees and distributors for the LACOSTE APPAREL PRODUCTS and the OTHER LACOSTE PRODUCTS fulfill the same obligations in respect of advertising and promotion as are binding upon the MASTER LICENSEE as regards to the LACOSTE WATCHES pursuant to Article 8.2 hereinabove.

ARTICLE 9 - COLLECTIONS AND LACOSTE CLUB

The MASTER LICENSEE shall supply the LICENSOR free of charge two complete lines of LACOSTE WATCHES each year during the term of this MASTER AGREEMENT.

The LACOSTE WATCHES purchased by the LICENSOR from the MASTER LICENSEE to be sold or given as gifts through the Lacoste Club as well as the other LACOSTE WATCHES the LICENSOR may need for its own use shall be invoiced by the MASTER LICENSEE to LICENSOR *.

ARTICLE 10 - END-OF-SEASON GOODS AND SECONDS

10.1 SECONDS and end-of-season close-outs of LACOSTE WATCHES (LACOSTE WATCHES no longer included in the collection of the LACOSTE WATCHES) may be sold with the LICENSED TRADEMARKS by the MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS exclusively through the normal channels of distribution for the LACOSTE WATCHES, outlet stores operated by MASTER LICENSEE, its SUB-LICENSEES or its affiliates and off-price customers that are approved in advance by LICENSOR (which approval shall not be unreasonably withheld, delayed or conditioned). LICENSOR agrees that the off-price customers listed on Schedule XV attached hereto are approved off-price customers as of

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

     the date of this MASTER AGREEMENT for sales of SECONDS and end-of-season close-outs of LACOSTE WATCHES..


10.2 Damaged or defective LACOSTE WATCHES which cannot be repaired may in no circumstances be sold in any manner whatsoever, and shall be destroyed at their expense by the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS.

ARTICLE 11 - UNFAIR COMPETITION

In consideration of the rights hereby granted to the MASTER LICENSEE under this MASTER AGREEMENT, the MASTER LICENSEE undertakes :

11.1 not to reproduce, manufacture, distribute or sell during the term of this MASTER AGREEMENT for its own account or for the account of third parties, directly or indirectly, any product identical with or confusingly similar to the LACOSTE WATCHES or likely to create confusion in the mind of the public, or having certain characteristics unique to any MODEL of the LACOSTE WATCHES, such undertaking to remain in full force and effect for five (5) years after the DATE OF TERMINATION of this MASTER AGREEMENT; and

11.2 to never manufacture, distribute or sell for its own account or for the account of third parties, directly or indirectly, any product bearing a name, trademark or emblem confusingly similar to the LACOSTE TRADEMARKS, or likely to be confused with the LACOSTE TRADEMARKS. This prohibition is permanent.


ARTICLE 12 - LICENSED TRADEMARKS USE

12.1 The LICENSOR shall supply the MASTER LICENSEE with the list of the LICENSED TRADEMARKS country by country and shall inform the MASTER LICENSEE of any modification of such list. The LICENSOR undertakes that in each country of the TERRITORY at least one (1) representation of the Crocodile and one (1) word-mark including the name "Lacoste" are available for use by the MASTER LICENSEE. To the knowledge of the LICENSOR, as of the date of this AGREEMENT, no claim has been asserted in writing against the LICENSOR or any licensee of LICENSOR alleging that the use of the LICENSED TRADEMARKS by the LICENSOR or by any such licensee infringes the intellectual property rights of any third party.

12.2 The LICENSED TRADEMARKS shall be affixed on the LACOSTE WATCHES and the MASTER LICENSEE shall describe the ownership and right to use the LICENSED TRADEMARKS only in such form and manner as may be approved from time to time by the LICENSOR. The LACOSTE WATCHES shall bear no other name or mark or wording which may or would in the normal course of event lead third parties to believe that the LICENSED TRADEMARKS are owned by any person, firm or corporation other than the LICENSOR.

     Any additional mark or wording required by the laws and regulations in force in certain of the countries of the TERRITORY shall have to be submitted to the prior written approval of the LICENSOR, which will have the right to decide of their size or placement whenever possible.

12.3 No representation of the LICENSED TRADEMARKS or combinations thereof shall be put in use by the MASTER LICENSEE without the prior written approval of the LICENSOR.

12.4 The MASTER LICENSEE acknowledges that the representation of the LICENSED TRADEMARKS has a significant effect upon the public's perception and understanding of the LACOSTE TRADEMARKS IMAGE, and that changes in such representation need to be few and carefully planned. If the LICENSOR desires to change the form or manner of use of any LICENSED TRADEMARKS from that previously approved by it, such change shall either take effect after (and as soon as) the MASTER LICENSEE's components and elements using such LICENSED TRADEMARKS as previously approved are used up, or shall take effect at once if the LICENSOR agrees to hold the MASTER LICENSEE harmless against actual losses incurred by the MASTER LICENSEE as a result of such change. The LICENSOR shall give notice to the MASTER LICENSEE of any such change six (6) months at least before its implementation.

12.5 The MASTER LICENSEE undertakes to never use any pictorial representation of an alligator, crocodile, lizard- or saurian-like reptile on or in connection with products other than the LACOSTE WATCHES.

12.6 The MASTER LICENSEE undertakes to use any word relating to an alligator, crocodile, lizard or saurian-like reptile only on or in connection with the LACOSTE WATCHES, or in connection with the description of materials/components of other products manufactured or distributed by the MASTER LICENSEE.

12.7 The MASTER LICENSEE shall always respect good trade practices in the manner and use of the LICENSED TRADEMARKS and adhere to such reasonable opinion as may be provided from time to time by the LICENSOR's trademark counsels for such use.

12.8 In order to maintain adequate protection for the LICENSED TRADEMARKS and notwithstanding the exclusivity of the rights granted to the MASTER LICENSEE, the LICENSOR shall retain the right to sell, directly or indirectly, if the MASTER LICENSEE for any reason is not able to do so itself, appropriate quantities of LACOSTE WATCHES within certain parts of the TERRITORY, provided that the LICENSOR shall first provide the MASTER LICENSEE the opportunity to make any such sales. The LICENSOR shall keep the MASTER LICENSEE informed of any such sales, and shall make all reasonable efforts to coordinate its actions in this regard with those of the MASTER LICENSEE.

ARTICLE 13 - PACKAGING AND CASES

13.1 The packaging, cases, etc. for the LACOSTE WATCHES shall be created and developed in the same conditions as the LACOSTE WATCHES themselves, as provided in Article 4.3.2 hereinabove. The mock-ups and designs for the packaging, cases, etc. shall be submitted by the MASTER LICENSEE to the LICENSOR under the same conditions as those provided for the LACOSTE WATCHES themselves in Article 4.3.3 hereinabove.

13.2 The MASTER LICENSEE undertakes to never use neither such packaging, cases, etc., nor any part thereof, for any purpose other than in connection with the LACOSTE WATCHES.

13.3 Any packaging, case, etc., bearing or representing the LICENSED TRADEMARKS to be used in connection with the LACOSTE WATCHES shall be purchased exclusively by the MASTER LICENSEE from SUPPLIERS. Appropriate SUPPLY AGREEMENTS shall be entered into in writing between the MASTER LICENSEE and such SUPPLIERS.

     The molds, prints, tools and computer data bearing or representing the LICENSED TRADEMARKS or allowing their reproduction shall remain at all times the property of the MASTER LICENSEE, shall be handled carefully and protected in order to avoid theft or any unauthorized use of such. The molds, prints, tools and computer data shall be returned to the MASTER LICENSEE at the end of each of the SUPPLY AGREEMENTS.

13.4 The MASTER LICENSEE shall keep detailed accounts showing the flow of the packaging, cases, etc. bearing or representing the LICENSED TRADEMARKS.

13.5 At regular intervals, the MASTER LICENSEE shall, as instructed by the LICENSOR, destroy at its own expense all defective packaging, cases, etc. in its possession, and shall inform the LICENSOR of such destruction.

ARTICLE 14 - LACOSTE TRADEMARKS AND MODELS

14.1 The MASTER LICENSEE undertakes not to use the LACOSTE TRADEMARKS or the MODELS otherwise than within the scope and the limits of this MASTER AGREEMENT and for the sale of the LACOSTE WATCHES.

14.2 The MASTER LICENSEE hereby acknowledges that the LICENSOR is the sole owner, worldwide, of the LACOSTE TRADEMARKS and the MODELS.

14.3 The MASTER LICENSEE undertakes to strictly respect the LICENSOR's intellectual property rights.

     Consequently, the MASTER LICENSEE :

     14.3.1 shall not apply for registration of any of the LACOSTE TRADEMARKS nor for the registration of any trademark confusingly similar to, or resembling the LACOSTE TRADEMARKS anywhere in the world, nor shall it assist any party other than the LICENSOR to do so except with the prior written consent of the LICENSOR, such prohibitions applying to each and every kind of goods or services in any class of the International Classification of Goods and Services; and

     14.3.2 undertakes to facilitate during the term of this MASTER AGREEMENT all applications for the registration of trademarks which the LICENSOR may apply for at LICENSOR's own expense anywhere in the world to protect the LACOSTE TRADEMARKS in any class or category of a national or international classification, it being hereby expressly acknowledged by the MASTER LICENSEE that any such trademark or any other right thus obtained shall be the exclusive property of the LICENSOR; and

     14.3.3 shall, during the term of this MASTER AGREEMENT, uphold and assist the LICENSOR in maintaining, at the LICENSOR's exclusive expense, adequate trademark registration of the LICENSED TRADEMARKS within the TERRITORY; and

     14.3.4 shall not apply for the registration of any of the MODELS nor for the registration of any model confusingly similar to the MODELS anywhere in the world, nor shall it assist any party other than the LICENSOR to do so, except jointly with the LICENSOR; and

     14.3.5 shall be vigilant in watching for any infringement of the LICENSOR's rights in the LACOSTE TRADEMARKS or the MODELS, and shall consequently promptly notify the LICENSOR after becoming aware of the same of any act that may constitute a counterfeit, an usurpation or an imitation of the LICENSED TRADEMARKS or the MODELS, as well as of any act of unfair competition. The LICENSOR alone shall be responsible for taking action against infringers but the MASTER LICENSEE shall assist the LICENSOR in every possible way, and shall ensure that its SUB-LICENSEES, its DISTRIBUTORS, its SUB-CONTRACTORS and the SUPPLIERS assist it also in every possible way.

          The expenses of the proceedings incident to or contemplated by this
          Article 14.3.5 relating to the LACOSTE WATCHES as well as any damages that might be awarded as a result of such action shall be shared equally (subject to the terms of Article 14.4 hereinafter) between the LICENSOR on the one hand and the MASTER LICENSEE and/or, as the MASTER LICENSEE may decide, its SUB-LICENSEES and DISTRIBUTORS on the other hand. The expenses relating to investigations (i.e. private detectives, enquiry agents, etc.) if previously agreed upon between the LICENSOR and the MASTER LICENSEE and/or its SUB-LICENSEES and DISTRIBUTORS, shall be shared equally (subject to the terms of Article
          14.4 hereinafter) in the same manner; and

     14.3.6 shall defend at its own costs and expenses any action for unfair competition, passing-off, copyright, patent or design infringement, including advertising or other related cause of action arising out of its use of the LICENSED TRADEMARKS or the MODELS, and shall give prompt notice in writing to the LICENSOR of any such action. The LICENSOR shall always have the right to participate in such an action at its sole discretion. In this event the expenses of the proceedings as well as any damage arising from such action shall be shared equally. In any event, the LICENSOR shall provide its assistance to the MASTER LICENSEE in such defense; and

     14.3.7 shall in no circumstances, and whatever may have been the duration of this MASTER AGREEMENT or the reason for its termination or non-renewal, be entitled to any claim to the ownership of the LACOSTE TRADEMARKS, or, after the DATE OF TERMINATION, of the MODELS.

14.4 If, in any given year, the share of the expenses to be paid by the MASTER LICENSEE according to the terms of Article 14.3.5 hereinabove exceeds * of NET SALES during such year, the MASTER LICENSEE shall have the right to limit its share of such expenses to an amount equal to * of NET SALES in such year. If the MASTER LICENSEE makes such election, it shall so notify LICENSOR and then the LICENSOR may terminate this AGREEMENT as provided in
     Article 20.4 hereinafter.

14.5 In no circumstances, the LICENSOR may be held liable by the MASTER LICENSEE for any loss the MASTER LICENSEE may suffer due to acts of counterfeiting, imitation, usurpation or unfair competition committed by third parties.

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

14.6 Notwithstanding the foregoing, either party shall have the right to prosecute by law any third party for unfair competition according to its own interest and at its own expense.

14.7 The MASTER LICENSEE shall use all appropriate efforts to ensure that the LACOSTE WATCHES do not infringe third parties intellectual property rights in the field of copyright, models, designs and patents.

ARTICLE 15 - CONFIDENTIALITY

15.1 The LICENSOR and the MASTER LICENSEE recognize that the information (including the STYLING KNOW-HOW, the MARKETING AND MERCHANDISING KNOW-HOW the PROMOTION AND ADVERTISING KNOW-HOW and the WATCHES KNOW-HOW) they have so far received and shall receive in the future, related directly or indirectly to this MASTER AGREEMENT (a) shall remain the exclusive property of the party which has provided it, (b) shall be kept strictly confidential by both parties, (c) shall only be used within the scope and during the term of this MASTER AGREEMENT by the party which has not provided it, while the party which has provided it may use it freely, either during the entire term of this MASTER AGREEMENT (subject to the terms of Articles 2 and 11 hereinabove) as well as after its expiration or termination for whatever reason, and (d) shall not be revealed to third parties by the party which has not provided it without having obtained the prior written agreement of the party which has provided such information. The information which is already fully in the public domain, received from third parties which are not required to keep it confidential or which one of the parties is required to reveal by virtue of legal or regulatory requirements, shall not be covered by this Article 15.1.

15.2 However, and as an exception to the provisions of Article 15.1 hereinabove, the LICENSOR may disclose to its other licensees and distributors the confidential marketing and communication information received from the MASTER LICENSEE and use such information in the context of its agreements with its other licensees and distributors, to the extent that a) such confidential information offers a direct interest for the development of the "Lacoste" activity of said licensees and distributors and b) does not relate to manufacturing or production costs of the MASTER LICENSEE for the LACOSTE WATCHES.

15.3 The LICENSOR and the MASTER LICENSEE undertake to have third parties (such as advertising agencies, marketing research offices, etc.) to whom they may have recourse sign commitments according to which they shall undertake to never reveal to any party the confidential information of any nature whatsoever which shall have been given to them by the LICENSOR or the MASTER LICENSEE in the framework of the services required or which they shall have learned by chance, as well as to never use for the benefit of third parties or to transmit to said third parties the creations or studies carried out for the benefit of the LICENSOR or the MASTER LICENSEE, except with the prior written approval of the LICENSOR and of the MASTER LICENSEE.

15.4 The provisions contained in this Article 15 shall remain in force even after the termination or non-renewal of this MASTER AGREEMENT for a period of ten (10) years after said termination or non-renewal.

ARTICLE 16 - COMPENSATION

16.1 For and in consideration of the rights and licenses granted or to be granted to it herein, the MASTER LICENSEE shall pay :

     16.1.1 to LACOSTE when relating to LACOSTE WATCHES sold in the countries listed in Schedule IV.a; and

     16.1.2 to SPL when relating to LACOSTE WATCHES sold in the countries listed in Schedule IV.b; and

     16.1.3 to LCA when relating to LACOSTE WATCHES sold in the countries listed in Schedule IV.c as a royalty such sum or sums as shall, after deduction therefrom of all taxes and charges applicable thereto, amount to * of the NET SALES of LACOSTE WATCHES.

16.2 Whenever the LICENSOR can obtain tax credits or other credits of any nature for the taxes and charges paid by the MASTER LICENSEE, then LICENSOR shall notify MASTER

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

     LICENSEE of such credits and the MASTER LICENSEE may deduct such taxes and charges from the corresponding royalty payments.

ARTICLE 17 - REPORTS OF ROYALTIES AND PAYMENTS

17.1 As regards the implementation of Article 16 hereinabove, the MASTER LICENSEE shall, and shall ensure that its SUB-LICENSEES and its DISTRIBUTORS maintain true, accurate and complete records of NET SALES and SALES TO DISTRIBUTORS of each model of each line of LACOSTE WATCHES, and shall provide, and ensure that its SUB-LICENSEES provide, the LICENSOR with true and accurate quarterly statements of such NET SALES and SALES TO DISTRIBUTORS in a form satisfactory to the LICENSOR, no later than two (2) months after the end of each QUARTER, showing separately country by country:

     17.1.1 the total number of each model of said LACOSTE WATCHES, sold during each month of the preceding QUARTER as well as the total number of each model of LACOSTE WATCHES returned; and

     17.1.2 NET SALES and SALES TO DISTRIBUTORS and the details of their computation from gross and net receipts from the sales of each model of said LACOSTE WATCHES during each month of such QUARTER; and

     17.1.3 the amount or amounts due to the LICENSOR under Article 16 hereinabove for each month of such QUARTER.

17.2 Simultaneously to providing such statements, the MASTER LICENSEE shall, or shall ensure that its SUB-LICENSEES pay to the LICENSOR according to the provisions of Article 16.1 hereinabove, at such address as LACOSTE, SPL, OR LCA may designate in writing, the amount or amounts due respectively to LACOSTE, SPL, OR LCA. Any overpayment (by reason of later returns, rebates or discounts actually given) for any one QUARTER may be credited to amounts due for any subsequent QUARTER.

17.3 Interest calculated at the two months EURIBOR rate plus two percent (2%) shall also be due and paid on any amount in arrears up to thirty (30) days and at the two months

     EURIBOR rate plus five percent (5%) on any amount in arrears over thirty
     (30) days.

17.4 All sums due pursuant to this MASTER AGREEMENT are to be paid in Euros, in full amount without any deduction of any kind.

     The rate of exchange used for the conversion of any currency into Euros shall be the rate of exchange published by the Wall Street Journal on the first day of the month for which a statement of NET SALES and SALES TO DISTRIBUTORS is being furnished and/or for which payment is being made.

17.5 The MASTER LICENSEE shall, and shall ensure that its SUB-LICENSEES and its DISTRIBUTORS, provide to and permit representatives of the LICENSOR, from time to time upon reasonable request, to examine and audit such records maintained under the terms of Article 17.1 hereinabove at the expense of the LICENSOR. If, as a result of any such audit, it appears that the amounts paid are less than the amounts due by three percent (3%) or more, the MASTER LICENSEE shall bear the cost of the audit, and such difference shall bear interest from the date when it should have been paid to the date on which it is actually paid calculated on the basis of the rules set forth in Article 17.3 hereinabove.

17.6 Within sixty (60) days after the DATE OF TERMINATION and each sixty (60) days thereafter, the MASTER LICENSEE shall, and shall ensure that its SUB-LICENSEES, render to the LICENSOR a statement similar to that required by Article 17.1 hereinabove together with full detail of the disposition, by sale or otherwise, of all the LACOSTE WATCHES including the complete identification of all persons to whom such LACOSTE WATCHES were sold and the number of units and sales price of such products covering the period from the latest date covered by the last preceding statement to the DATE OF TERMINATION or the final disposition of all such LACOSTE WATCHES, whichever is latest.

17.7 Concurrently with the furnishing of such reports, the MASTER LICENSEE shall, or shall ensure that its SUB-LICENSEES, pay to the LICENSOR according to the provisions of Article 16.1 hereinabove, at such address as LACOSTE, SPL, OR LCA may designate in writing, the amount or amounts due respectively to LACOSTE, SPL, OR LCA, the amount or amounts due by the MASTER LICENSEE.

     Any over payment (by reason of late return, rebates or discount actually given) for any one period may be credited to amounts due for any subsequent payment.

ARTICLE 18 - DURATION

18.1 This MASTER AGREEMENT shall enter into force on January 1, 2007.

18.2 This MASTER AGREEMENT shall extend for an initial term terminating on December 31, 2014.

18.3 This MASTER AGREEMENT shall be automatically renewed at the end of such initial term and thereafter for periods of five (5) years, each party having the right however to prevent any initial or subsequent renewal and to thus terminate this MASTER AGREEMENT by giving written notice that this MASTER AGREEMENT shall terminate at the end of its present term or of any renewal period, as the case may be, with such notice to be given by registered mail to the other party with receipt of delivery returned to sender, and such notice to be given at least six (6) months before the expiration of the initial term referred to in Article 18.1, or six (6) months before the expiration of any of the subsequent renewal periods referred to in this Article 18.3.

ARTICLE 19 - SALES MINIMA

19.1 The MASTER LICENSEE undertakes to sell in the TERRITORY taken as a whole quantities of LACOSTE WATCHES representing NET SALES of no less than :

                                        *

     There shall be no sales minimum for the first year of this MASTER AGREEMENT which shall run from January 1, 2007 to December 31, 2007.

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

19.2 For the following periods, the LICENSOR and the MASTER LICENSEE shall agree on the new yearly minima to be reached no later than six (6) months before the end of the last period for which a yearly minimum has been fixed. Without prejudice to the right of both the LICENSOR and the MASTER LICENSEE to terminate this MASTER AGREEMENT as provided in Article 20.4 hereinafter, in case no new yearly minima can be agreed upon, the last yearly minimum shall be applied until an agreement is reached.

ARTICLE 20 - TERMINATION

20.1 This MASTER AGREEMENT may be terminated by either of the parties, in the event of a material breach of this MASTER AGREEMENT by the other, provided that it has given sixty (60) days written notice of such breach to the other party and that the other party has failed to cure such breach within such period or failed to take action within such period clearly sufficient to remedy said breach without prejudice of any compensation or damages whatsoever.

     The provisions of the hereinabove paragraph of this Article 20.1 shall not apply if the minima fixed by Article 19 hereinabove are not reached, which situation shall be ruled by the provisions of Article 20.4 hereinafter.

20.2 This MASTER AGREEMENT may be terminated at any time by either of the parties, upon notice, in the event that the other shall have defaulted under any substantial agreement with any material creditor, or (l) be dissolved; (2) apply for or consent to the appointment of a receiver, trustee or liquidator for its properties or assets; (3) admit in writing its inability to pay its debts as they mature; (4) make a general assignment for the benefit of creditors; (5) file a voluntary petition or be the subject of an involuntary petition in bankruptcy (which is not dismissed within sixty (60) days) or an answer seeking reorganization in arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency or readjustment of debt law or statute, or file an answer admitting the material allegations of a petition filed against it in any proceedings under such a law or statute, or take any action for the purposes of effecting any of the foregoing; or (6) have any order, judgment or decree entered against it without the application, approval or consent of the concerned party, by any court of competent jurisdiction approving a petition seeking reorganization of its properties or assets or the appointment of a receiver, trustee or liquidator for it.

20.3 This MASTER AGREEMENT may be terminated by the LICENSOR, in the event that any royalties or other amounts due to the LICENSOR by the MASTER LICENSEE or any one of its SUB-LICENSEES or its DISTRIBUTORS have not been received within sixty (60) days after their due date, provided that it has given thirty (30) days written notice of such event to the MASTER LICENSEE and that the MASTER LICENSEE has failed to pay such amount within such thirty
     (30) day period without prejudice to any proceedings for forced collection and to damages which may be filed by the LICENSOR.

20.4 If the minimum provided for the TERRITORY taken as whole as set forth in
     Article 19.1 hereinabove has not been reached (whatever the reason may be) for any yearly period, or if the MASTER LICENSEE has elected, under the terms of Article 14.4 hereinabove, to limit its expenses made according to the terms of Article 14.3.5, then, within ninety (90) days after the end of the yearly period in which either such event occurs, this MASTER AGREEMENT may be terminated by the LICENSOR, provided that it has given six (6) months written notice of such event to the MASTER LICENSEE.

20.5 This MASTER AGREEMENT may be terminated at any time by the LICENSOR, subject to a six (6) months prior written notice, without any indemnity, damages, or compensation whatsoever to the MASTER LICENSEE or any of its SUB-LICENSEES or DISTRIBUTORS, in the event that any person or group, that, as of the date of this MASTER AGREEMENT, (i) directly or indirectly, beneficially or of record, owns shares or options or other rights to acquires shares representing in the aggregate more than twenty-five per cent (25%) of the total voting power of all classes of securities issued by the MASTER LICENSEE or any of its controlling entities or (ii) that directly or indirectly, whether through the ownership of securities, by contract or otherwise, has the right to appoint at least one-third of the members of the board of directors of the MASTER LICENSEE or any of its controlling entities, every such person or group for purposes of this Article 20.5 being hereafter referred to as a "CONTROL PERSON") ceases to qualify as a Control Person under this
     Article 20.5 (i) or (ii). For purposes of this Article 20.5 :(a) the term "group" means two or more persons who agree to act together to acquire, hold, vote or dispose of any equity securities of the MASTER LICENSEE or its controlling entities and (b) the term "any person or group" does not include an entity which, as of the date of this MASTER AGREEMENT, controls, is under common control with or is controlled by MASTER LICENSEE, or any entity controlled by any such entity.

20.6 It is expressly stipulated that the termination or the non-renewal of any of the SUPPLEMENTAL AGREEMENTS shall entail within the same period the termination or non-renewal of the corresponding SUB-LICENSE AGREEMENTS or DISTRIBUTION AGREEMENTS.

ARTICLE 21 - PROVISIONS AT TERMINATION OR NON-RENEWAL

21.1 At the DATE OF TERMINATION of this MASTER AGREEMENT whatever the origin (termination, non-renewal) and the reason, as well as in the case of a partial termination pursuant to the application of the dispositions of
     Article 20.4 hereinabove (but in such case, only for the sub-territory(ies) concerned) :

     21.1.1 all rights and licenses granted to the MASTER LICENSEE pursuant to this MASTER AGREEMENT shall terminate immediately and revert to the LICENSOR; and

     21.1.2 the ownership of all intellectual property rights which the MASTER LICENSEE may hold at that time solely in connection with the LACOSTE WATCHES, shall immediately be transferred free of charge to the LICENSOR; and

     21.1.3 the MASTER LICENSEE shall cease to trade as a "Lacoste" licensee on the DATE OF TERMINATION and to use the STYLING KNOW-HOW, the MARKETING AND MERCHANDISING KNOW-HOW and the PROMOTION AND ADVERTISING KNOW-HOW, and except as otherwise provided in Article 21.1.7 hereinafter the LICENSED TRADEMARKS and the MODELS, and shall not assist any third party to do so; and

     21.1.4 the MASTER LICENSEE shall proceed at its own expense with all actions necessary to cancel all administrative agreements or inscriptions it may have obtained; and

     21.1.5 the MASTER LICENSEE shall deliver free of charge to the LICENSOR or to any third party designated by the LICENSOR, all remaining advertising and promotional material, and in general all documents and items bearing or representing the LACOSTE TRADEMARKS (catalogues, technical documents, etc.) emanating from the LICENSOR; and

     21.1.6 the MASTER LICENSEE shall deliver free of charge to the LICENSOR or to any third party designated by the LICENSOR, all the molds, prints, computer bands or cards and, in general, all tools bearing, representing or used to replicate the LICENSED TRADEMARKS; and

     21.1.7 the LICENSOR shall have the right, at its sole option, either to repurchase or have any third party it may wish to appoint repurchase, at the MASTER LICENSEE's landed cost minus rebates taking into consideration its age, state and condition, all or part of the inventory of LACOSTE WATCHES which the MASTER LICENSEE may have on hand at the DATE OF TERMINATION. If less than all of MASTER LICENSEE's inventory of LACOSTE WATCHES is purchased, MASTER LICENSEE shall have the right to sell its remaining inventory for up to six (6) months thereafter, on the condition that such sales are exclusively made to the APPROVED WATCHES RETAILERS or the members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM in quantities not exceeding those normally sold to said APPROVED WATCHES RETAILERS and members of the "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM during the previous year and provided the MASTER LICENSEE pays the LICENSOR the royalties stipulated in Articles 16 and 17 hereinabove.

          Unless prohibited by applicable law, e.g., in the United States of America, in no event, shall the MASTER LICENSEE apply, starting from the date of notification to the other party of the termination or non-renewal of this MASTER AGREEMENT, a price policy which could prejudice the LACOSTE TRADEMARKS IMAGE.

          At the end of such six (6) month period, the MASTER LICENSEE, unless otherwise agreed upon with the LICENSOR, shall destroy any remaining inventory of the LACOSTE WATCHES MASTER LICENSEE may have on hand at that time (excluding any such inventory in the stock of any retail stores owned by MASTER LICENSEE or any of its affiliates), without having any right to any indemnification from the LICENSOR.

21.2 Moreover, it is hereby agreed that, regardless of the duration of this MASTER AGREEMENT :

     21.2.1 the termination of this MASTER AGREEMENT shall automatically entail at the end of a six (6) month period, and

     21.2.2 the non-renewal of this MASTER AGREEMENT shall automatically entail immediately :

     at the LICENSOR's sole option, (i) the termination, or (ii) the assignment of the commercial agreements which the MASTER LICENSEE, its SUB-LICENSEES or its DISTRIBUTORS may have entered into with the APPROVED WATCHES RETAILERS to a new licensee for the LACOSTE WATCHES as soon as such new licensee will have been chosen and approved by the LICENSOR and/or to the LICENSOR. The MASTER LICENSEE, its SUB-LICENSEES and its DISTRIBUTORS shall include appropriate terms to this effect in the agreements they shall enter into with the APPROVED WATCHES RETAILERS. The MASTER LICENSEE agrees that the LICENSOR shall not bear nor share, either with the MASTER LICENSEE, or with its SUB-LICENSEES or DISTRIBUTORS any liability for any claim that the APPROVED WATCHES RETAILERS may present to the MASTER LICENSEE in view of the termination or the non-renewal of such commercial agreements, and the LICENSOR shall not be liable for any indemnities, damages or money whatsoever in this regard.

     The termination or non-renewal of this MASTER AGREEMENT shall also entail, at the LICENSOR's sole option, with the same timing as provided in Articles
     21.2.1 and 21.2.2
     hereinabove, (i) the termination, or (ii) the assignment to a new licensee for the LACOSTE WATCHES as soon as such new licensee will have been chosen and approved by the LICENSOR and/or to the LICENSOR, of the agreements entered into between the MASTER LICENSEE and the SUB-LICENSEES, the DISTRIBUTORS, the SUB-CONTRACTORS and the SUPPLIERS, provided that bona fide orders placed with them be honored by the party having issued such. The MASTER LICENSEE shall include appropriate terms to this effect in the agreements it shall enter into with the SUB-LICENSEES, the DISTRIBUTORS, the SUB-CONTRACTORS and the SUPPLIERS. The MASTER LICENSEE agrees that the LICENSOR shall not share with the MASTER LICENSEE any liability for any claim that the SUB-LICENSEES, the DISTRIBUTORS, the SUB-CONTRACTORS and the SUPPLIERS may present to the MASTER LICENSEE in view of the termination or the non-renewal of such agreements, and the LICENSOR shall not be liable for any indemnities, damages or money whatsoever in this regard.

21.3 In case of termination or non-renewal of this MASTER AGREEMENT, the MASTER LICENSEE undertakes to maintain the warranty provided by the terms of
     Article 7.1.5 hereinabove for a two (2) year period starting from the DATE OF TERMINATION, unless a new licensee for the LACOSTE WATCHES is chosen by the LICENSOR, in which case such new licensee shall assume the burden of such warranty.

     The MASTER LICENSEE shall keep the necessary inventory of parts so as to be able to maintain such warranty, and shall transfer at its cost price this inventory to the new licensee for the LACOSTE WATCHES of the LICENSOR.

21.4 The MASTER LICENSEE, given the specific conditions prevailing in the profession, shall not object in any way whatsoever, during the period of notice preceding the termination or non-renewal of this MASTER AGREEMENT, to any visits to its clients and taking of orders for the following season that may be carried out by the successor chosen by the LICENSOR.

21.5 The MASTER LICENSEE acknowledges and agrees that it is entering into this MASTER AGREEMENT on the express understanding that its receipt from sales of LACOSTE WATCHES under this MASTER AGREEMENT are intended to be sufficient to compensate it fully for all risks, costs and expenses incurred in connection with this MASTER

     AGREEMENT regardless of its duration, including, i.e., all costs and expenses incurred by the MASTER LICENSEE for its sales, marketing, merchandising, advertising and promotion efforts to create what is commonly known as "goodwill" for the LACOSTE TRADEMARKS and the MODELS.

21.6 Accordingly, upon termination or non-renewal in whole or in part of this MASTER AGREEMENT and regardless of its duration, for whatever reason (except by reason of termination by MASTER LICENSEE as the result of LICENSOR's material breach of this MASTER AGREEMENT), the MASTER LICENSEE shall have no right to, and shall not claim from the LICENSOR, any further payment, indemnity, damages or compensation whatsoever for the transfer of its ownership rights in the MODELS, for loss of goodwill or for any risks, costs or expenses incurred or developed by the MASTER LICENSEE during the term of this MASTER AGREEMENT or in connection with this MASTER AGREEMENT.

ARTICLE 22 - ASSIGNMENT

This MASTER AGREEMENT shall be binding upon and inure to the benefit of the parties hereto and their respective authorized successors and assignees under the provisions of this MASTER AGREEMENT.

It is expressly understood and agreed that this MASTER AGREEMENT or any interest therein or rights or obligations thereunder shall not be in part or as a whole directly or indirectly sold, assigned, pledged or otherwise encumbered or transferred in any manner whatsoever (including without limitation by operation of law or otherwise) by the MASTER LICENSEE without the prior written consent of the LICENSOR.

The MASTER LICENSEE is also prohibited from assigning, selling, pledging or otherwise encumbering to any third party in the same conditions as hereinabove whether in part or as a whole any of the rights hereby granted to it, be it in a given part of the TERRITORY save as expressly provided for in the present MASTER AGREEMENT and, among other, under the provision of Articles 2.2, 2.3, 5.2 and
5.3 hereinabove, provided however, that the foregoing shall not apply to an assignment by operation of law that does not result in a right on the part of Licensor to terminate this MASTER AGREEMENT under Article 20.5 hereinabove.

ARTICLE 23 - FORCE MAJEURE

23.1 The parties shall not be liable for any damages or loss of any kind, arising from any delay or failure to perform (partially or totally) the obligations provided for in this MASTER AGREEMENT caused by an event of force majeure, without there being however fault or negligence of the parties which rely thereon. Moreover, a reason for exoneration of responsibility under this Article 23.1 excludes thereby the possible right of the other party to terminate or cancel this MASTER AGREEMENT due to the corresponding non-performance.

     For the purposes of this MASTER AGREEMENT, an event of force majeure is any event or cause which presents an unpredictable, irresistible character and is not within the will of the parties and which has for effect, directly or indirectly, to prevent or to render impossible the performance of an obligation set forth in this MASTER AGREEMENT (i.e., for the purposes of this MASTER AGREEMENT, and without limitation, any war, insurrection, strike, serious economic crisis, national restriction in transfer of royalties,...).

     After the occurrence of an event of force majeure, the party concerned shall promptly send notice by letter, telex or fax, informing the other party of all the details of such event.

     In all cases, the party who relies thereon shall take all useful and necessary measures to assure as rapidly as possible the normal resumption of the performance of this MASTER AGREEMENT.

23.2 If the circumstances go beyond six (6) months and once the continuation of the MASTER AGREEMENT appears to be possible upon adaptation, the parties shall co-ordinate to modify in good faith and in equity the necessary amendments.

23.3 If these negotiations do not produce results in a period of one (1) month, the MASTER AGREEMENT shall be readapted by a third party designated by the Centre international d'expertise de la Chambre de Commerce Internationale.

23.4 If the continuation of the MASTER AGREEMENT does not appear to be possible even upon adapting this MASTER AGREEMENT, the parties shall negotiate in good faith the provisions permitting the termination of this MASTER AGREEMENT.

ARTICLE 24 - MISCELLANEOUS

24.1 The MASTER LICENSEE and the LICENSOR shall, each at its own expense, execute any documents required to comply with the laws and requirements of the respective countries with respect to declaring, recording or otherwise rendering this MASTER AGREEMENT effective.

24.2 Any notices, demands, requests, consents, approvals or other communications, faxes or telexes, hand delivery notices, given or made, or required to be given or made to a party under this MASTER AGREEMENT shall be deemed effective on the earlier of the date of actual personal delivery or deposit, air mail, postage prepaid, in the registered mail of the country of origin, sent to :

     24.2.1 for the LICENSOR :

          Monsieur Michel LACOSTE, President Directeur General of LACOSTE, with a copy to SPL and LCA; and

     24.2.2 for the MASTER LICENSEE :

          Mr. Kurt BURKI, President of MGI LUXURY GROUP, S.A., with a copy to General Counsel, MOVADO GROUP, INC., 650 From Road, Paramus, NJ 07652, USA.

     to the addresses hereinabove set forth for such party. Any change of address shall be accomplished only by providing written notice to the other party to this MASTER AGREEMENT.

24.3 No rights of any party arising out of this MASTER AGREEMENT, or any provision hereof, shall be waived except in writing. Failure by either party to exercise or enforce, in any one or more instances, any of the terms or conditions of this MASTER AGREEMENT shall not constitute or be deemed a waiver of that party's right thereafter to enforce the terms and conditions of this MASTER AGREEMENT.

24.4 This MASTER AGREEMENT and the Schedules hereto constitute the entire understanding of the parties with respect to the subject matter hereof, and supersede all prior undertakings, both written and oral, between the LICENSOR and the MASTER LICENSEE with respect to the subject matter hereof. The rights, obligations, and interests of any party as they may pertain herein may not otherwise be changed, modified or amended except by the written agreement of the party to be charged.

24.5 If at any time any party hereto shall deem or be advised that any further assignments, licenses, assurances in law or other acts or instruments, including lawful oaths, are necessary or desirable to vest in it the rights provided for herein, the parties hereto agree to do all acts and execute all documents as may reasonably be necessary or proper for that purpose or otherwise to carry out the intent of this MASTER AGREEMENT.

24.6 The rights and obligations of the parties hereto under this MASTER AGREEMENT shall be subject to all applicable laws, orders, regulations, directions, restrictions and limitations of the Government having jurisdiction on the parties hereto.

24.7 In the event, however, that any such law, order, regulation, direction, restriction or limitation, or construction thereof, shall substantially alter the relationship between the parties under this MASTER AGREEMENT or the advantages derived from such relationship, or shall prevent the performance of any provision of this MASTER AGREEMENT, the adversely affected party may request the other party hereto to modify this MASTER AGREEMENT, and if within ninety (90) days subsequent to the making of such request, the parties hereto are unable to agree upon a mutually satisfactory modification hereof, then the adversely affected party may terminate this MASTER AGREEMENT by giving thirty (30) days notice not later than thirty (30) days following the end of such ninety (90) day period.

24.8 Notwithstanding, anything contained herein to the contrary no third party other than a party hereto is intended to or shall have any legal or equitable right, remedy or claim under this MASTER AGREEMENT or any part thereof, as against any party to this MASTER AGREEMENT, it being understood that the provisions of this MASTER AGREEMENT are for the sole benefit of the parties hereto and no other party shall be or be deemed a third party beneficiary of this MASTER AGREEMENT.

24.9 This MASTER AGREEMENT shall be binding upon the parties, their successors, and their assigns to the extent consistent with the provisions of Article 22 hereinabove.

24.10 This MASTER AGREEMENT may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

24.11 Paragraph headings of this MASTER AGREEMENT are for convenience only and shall not be construed as a part of this MASTER AGREEMENT or as a limitation on the scope of any terms or provisions of this MASTER AGREEMENT.

ARTICLE 25 - INDEMNIFICATION-INSURANCE

25.1 Indemnification

     25.1.1 The MASTER LICENSEE confirms that, on its behalf and on behalf of the SUB-LICENSEES, DISTRIBUTORS, SUB-CONTRACTORS and SUPPLIERS, it shall be solely responsible for the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of the LACOSTE WATCHES on or in connection with which the LICENSED TRADEMARKS and the MODELS are used and for the making of all representations, warranties and disclaimers used in the marketing and sale of the LACOSTE WATCHES.

     25.1.2 The MASTER LICENSEE shall accordingly both defend the LICENSOR against all claims, actions, suits or proceedings and indemnify and hold the LICENSOR harmless from any and all resulting losses, liabilities, costs (including any and all related legal fees and expenses incurred by the LICENSOR) and damages (including punitive and exemplary damages) arising out of or in any way connected with tort liability arising from its retail activity or with the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale or defective performance of the LACOSTE

          WATCHES on or in connection with which the LICENSED TRADEMARKS and/or the MODELS are used.

          Such indemnification shall include, but not be limited to, losses, liabilities, costs and/or damages alleged to be based upon (i) intentional or negligent conduct, (ii) strict liability, (iii) breach of warranty, (iv) misrepresentation, (v) Intellectual Property rights infringement (excluding any claim based upon the LICENSED TRADEMARKS),
          (vi) breach of contract or (vii) any other theory of liability pursuant to which damages and/or injunctive relief is sought against the LICENSOR as the result of the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of the LACOSTE WATCHES.

     25.1.3 Each party shall give prompt written notice to the other of any such claim, action, suit or proceeding which may be brought against them.

25.2 Product Liability

     25.2.1 The MASTER LICENSEE shall have a general liability policy including products liability coverage, at its exclusive expense, on its behalf and name as additional insureds, when primary coverage is not available for SUB-LICENSEES, DISTRIBUTORS, SUB-CONTRACTORS and SUPPLIERS at its own expense, maintain in full force and effect for the full term of this MASTER AGREEMENT and for the two (2) year period following the DATE OF TERMINATION, general world-wide general liability including product liability and umbrella insurance policies (which shall explicitly cover the U.S.A. and Canada), including the LACOSTE WATCHES issued by a carrier with an AM Best rating of at least A-VII, and having coverage in a minimum amount of five millions US dollars (US$ 5'000'000) in the aggregate and standard terms for the US market (hereinafter the "INSURANCE POLICY").

     25.2.2 The INSURANCE POLICY shall be for the benefit of the MASTER LICENSEE itself, its SUB-LICENSEES, DISTRIBUTORS, SUB-CONTRACTORS and SUPPLIERS and of the APPROVED WATCHES RETAILERS, members of the

          "LACOSTE BOUTIQUES AND LACOSTE CORNERS" SELECTIVE DISTRIBUTION SYSTEM and of the LICENSOR itself. The INSURANCE POLICY shall provide coverage for bodily injury or property damage arising out of actual or alleged defects in goods or products manufactured, sold, handled, distributed or disposed of by MASTER LICENSEE occurring away from the MASTER LICENSEE'S premises and after physical possession has been relinquished to others.

     25.2.3 The INSURANCE POLICY shall provide for at least ten (10) working days prior written notice to the LICENSOR and the MASTER LICENSEE in the event of cancellation or substantial modification of the policy.

     25.2.4 The MASTER LICENSEE shall, once a year, supply a certificate of insurance as evidence to the LICENSOR of the maintenance of the INSURANCE POLICIES.

     25.2.5 The MASTER LICENSEE and the LICENSOR hereby agree that, notwithstanding the termination or non-renewal of this MASTER AGREEMENT, this Article 25 shall survive and continue in full force for two(2) years after the DATE OF TERMINATION.

ARTICLE 26 - CAPACITY OF THE PARTIES

26.1 It is expressly agreed that, within the framework of this MASTER AGREEMENT, the MASTER LICENSEE manufactures, purchases and resells the LACOSTE WATCHES for its own account and acts as an independent trader both with respect to the LICENSOR and with respect to the SUB-LICENSEES, the DISTRIBUTORS, the SUB-CONTRACTORS, the SUPPLIERS and its customers. Consequently, under no circumstances shall it enter into any agreement or take any action purporting to obligate the LICENSOR to third parties.

26.2 Nothing in this MASTER AGREEMENT shall be construed to render either party liable for any debts or obligations of the other party and the parties shall in no way be considered agents or representatives of each other. Neither party shall have the authority to act for or bind the other.

ARTICLE 27 - GOVERNING LAW

This MASTER AGREEMENT shall be governed by and construed in accordance with the laws of France.

ARTICLE 28 - ARBITRATION

28.1 All disputes arising out of or in connection with this MASTER AGREEMENT shall finally be settled by arbitration under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said Rules.

28.2 Notwithstanding the provision of Article 28.1 hereinabove the parties may submit their dispute to the Pre-arbitral Referee Procedure of the International Chamber of Commerce and they will be bound by the provision of the said Procedure.

28.3 Any such arbitration proceedings shall take place in Paris (France), and shall be conducted in the English language.

28.4 Each party shall be bound by, and agrees to perform in accordance with, any award resulting from the arbitration proceedings (or pre-arbitral proceedings, as the case may be) described above. Such award, when issued, shall be final and non-appealable, and judgment upon the award may be entered in any Court having jurisdiction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this MASTER AGREEMENT to be executed by their duly authorized officers at Paris (France), on March 23, 2006, at Geneva (Switzerland), on March 24, 2006, and at Bienne (Switzerland), on March 27, 2006,

LACOSTE S.A.                                SPORLOISIRS S.A.


/s/ Michel Lacoste                          /s/ M. Lacoste   /s/ D. Vollenweider
------------------                          --------------   -------------------
Michel LACOSTE                              M. LACOSTE       D. VOLLENWEIDER


LACOSTE ALLIGATOR S.A.                      MGI LUXURY GROUP, S.A.


/s/ M. Lacoste       /s/ D. Vollenweider    /s/ K. Burki     /s/ R. Cote
------------------   --------------------   --------------   -------------------
M. LACOSTE           D. VOLLENWEIDER        K. BURKI         R. COTE

                                   SCHEDULE I




                             THE LACOSTE TRADEMARKS


                                     [LOGO]



                                     [LOGO]

                                   SCHEDULE II




                                  THE CROCODILE


                                     [LOGO]

                                   SCHEDULE III

                        --------------------------------


                         LIST OF THE LACOSTE TRADEMARKS


  LACOSTE TRADEMARKS OWNED BY LACOSTE SA (LACOSTE) IN CLASS 14 OF INTERNATIONAL
             CLASSIFICATION OF GOODS AND SERVICES LISTED BY COUNTRY


                                          TRADEMARK APPLICATION       REGISTRATION NUMBER
                                            NUMBER AND DATE OF            AND DATE OF
 COUNTRY          LACOSTE TRADEMARK            APPLICATION               REGISTRATION             EXPIRING DATE
                                                                          R437000
ALBANIA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
ALGERIA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
ARMENIA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             808033                       808033
AUSTRALIA             [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              A439794                 Jan 29 2007

                                                                          R437000
AUSTRIA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             002979581                    002979581
AUSTRIA               [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
AZERBAIDJAN           LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

BAHRAIN               [LOGO]                                              10847                   August 28 2006

                                             33734                        33734
BANGLADESH            [LOGO]                 Nov 3 1991                   Nov 3 1991              Nov 3 2013

                                                                          R437000
BELARUS               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          891.02
BELIZE                LACOSTE Word                                        August 29 2002          August 29 2012

                                             890.02                       890.02
                      [LOGO]                 August 29 2002               August 29 2002          August 29 2012

                                                                          R437000
BENELUX               D-LACOSTE                                           April 25 1998           April 25 2008

                      [LOGO]                                              R437001                 April 25 2008

BENIN                 [LOGO]                                              36042                    Feb 28 2016

                                                                          R437000
BHUTAN                LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
BHUTAN                [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                 BT/M/97/0064                                         Jan 1 2007

                                                                          R437000
BOSNIA HERZEGOVINA    LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008


BRUNEI DARUSSALAM     [LOGO]                                              16569                   Feb 8 2007

                                                                          R437000
BULGARIA              LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

BURKINA FASO          [LOGO]                                              36042                    Feb 28 2016

                                                                          790
CAMBODIA              LACOSTE Word           June 06 1992                 May 30 2002             June 06 2012

                                             4652                         3076
                      [LOGO]                 June 28 1994                 May 17 2004             June 28 2014

CAMEROON              [LOGO]                                              36042                    Feb 28 2016

                                             1259081                      1259081
CAYMAN ISLANDS        [LOGO]                 Jan 02 2003                  Jan 02 2003             Jan 28 2007

CENTRAL AFRICAN
REPUBLIC              [LOGO]                                              36042                    Feb 28 2016


CHAD                  [LOGO]                                              36042                    Feb 28 2016

CHINA                 LACOSTE Word                                        R437000
                                                                          April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             970000001
                      [LOGO]                 Jan 2 1997                   274888                  Jan 9 2007

                                             857417                       1410063
COMOROS               LACOSTE Word           May 22 1987                  May 22 1987             May 21 2007

                                             023199970                    023199970
                      [LOGO]                 Dec 18 2002                  Dec 18 2002             Dec 18 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                                             857418                       1410064
                      [LOGO]                 May 22 1987                  May 22 1987             May 21 2007

                                             835637                       1391442
                      [LOGO]                 Jan 28 1987                  Jan 28 1987             Jan 27 2007

CONGO                 [LOGO]                                              36042                    Feb 28 2016

                                                                          R437000
CROATIA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             002979524
CYPRUS                LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              26966                   Jan 29 2007


                                                                          R437000
CZECH REPUBLIC        LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              R437001                 April 25 2008

                                             002979524
DENMARK               LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              2996/1986               June 2 2009

                                                                          AJ VOL 106 F
                                             184/03/RADM                  degrees132 n degrees1
DJIBOUTI              LACOSTE Word           May 25 2003                  May 28 2003             May 25 2013

                                                                          AJ VOL 106 F
                                                                          degrees132 n
                                             185/03/RA                    degrees1596
                      [LOGO]                 May 25 2003                  May 28 2003             May 25 2013


                                                                          R437000
EGYPT                 LACOSTE Word                                        April 25 1998           April 25 2008

                      [LOGO]                 808033                       808033
                                             May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

EQUATORIAL GUINEA     [LOGO]                                              36042                    Feb 28 2016


                                                                          15886
ESTONIA               LACOSTE Word                                        May 19 2005             April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012



                                                                          15721
ESTONIA               [LOGO]                 Feb 10 2005                  May 19 2005             May 19 2015

                                                                          30931
FIJI                  [LOGO]                                              Dec 9 2000              Dec 9 2014

                                             002979524
FINLAND               LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              99546                   Sep 21 2007

                                             857417                       1410063
FRANCE                LACOSTE Word           May 22 1987                  May 22 1987             May 21 2007

                                             023199970                    023199970
                      [LOGO]                 Dec 18 2002                  Dec 18 2002             Dec 18 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                                             857418                       1410064
                      [LOGO]                 May 22 1987                  May 22 1987             May 21 2007

                                             835637                       1391442
                      [LOGO]                 Jan 28 1987                  Jan 28 1987             Jan 27 2007

GABON                 [LOGO]                                              36042                    Feb 28 2016

                                                                          R437000
GEORGIA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                                                          454
                      [LOGO]                 Jan 13 2005                  Jan 13 2005             Jan 13 2015

                                                                          R437000
GERMANY               LACOSTE Word                                        April 25 1998           April 25 2008


                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012


GERMANY               [LOGO]                                              R437001                 April 25 2008

GIBRALTAR             [LOGO]                                              5927                    Jan 28 2007

                                             002979524
GREECE                LACOSTE Word           Dec 17 2002                                          Jan 1 2012


                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                                                                          82293
                      [LOGO]                 April 8 2006                 April 8 2006            April 8 2016

GUERNSEY              [LOGO]                                              1259081                 Jan 28 2007

GUINEA                [LOGO]                                              36042                    Feb 28 2016

GUINEA-BISSAU         [LOGO]                                              36042                    Feb 28 2016

                                             19912443                     19912443
HONG KONG             [LOGO]                 Nov 3 1986                   Nov 3 1986              Nov 3 2007

                                                                          R437000
HUNGARY               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              R437001                 April 25 2008

                                             808033                       808033
ICELAND               [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                                                          231/1992
                      [LOGO]                                              Feb 20 2002             Feb 20 2012



                                             1373629
INDIA                 LACOSTE Word           July 25 2005                                         Jan 1 2005

                                                                          449343
                      [LOGO]                                              Feb 6 2000              Feb 6 2007

                                                                          366061                  Oct 6 2005
INDONESIA             LACOSTE Word                                        August 30 1996          Renewal pending

                                                                                                  Oct 6 2005
                      [LOGO]                 March 24 1996                366062                  Renewal pending

                                                                          68062
IRAN                  [LOGO]                                              Nov 17 2001             Nov 17 2011

                                             002979524
IRELAND               LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                      [LOGO]                 002979581                    002979581
                                             Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              119597                  Jan 27 2007


ISRAEL                [LOGO]                                              62704                   Feb 4 2007

                                                                          R437000
ITALY                 LACOSTE Word                                        April 25 1998           April 25 2008

                      [LOGO]                 002979581                    002979581
                                             Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              R437001                 April 25 2008

IVORY COAST           [LOGO]                                              36042                   Feb 28 2016

                                                                          R437000
JAPAN                 LACOSTE Word                                        April 25 1998           April 25 2008


                      [LOGO]                 808033                       808033
                                             May 6 2003                   May 6 2003              May 6 2013

                                                                          1624795
                      [LOGO]                                              Oct 27 2003             Oct 27 2013



                                             002979524
JERSEY                LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              5486                    Jan 28 2007

JORDAN                [LOGO]                                              23824                   March 22 2007

                                                                          R437000
KAZAKHSTAN            LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
KENYA                 LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                                                          39379
                      [LOGO]                                              Dec 4 1998              Dec 3 2012

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
KOREA (NORTH)         LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO}                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
KOREA (SOUTH)         LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013


                                             1997-664
KOREA (SOUTH)         [LOGO]                 Jan 22 1997                  140146                  April 21 2007

                                             2000-8290                    217935
                      [LOGO]                 Sept 26 2000                 Nov 25 2000             August 1 2011

                                                                          18010
KUWAIT                [LOGO]                 July 19 1996                 July 19 1996            July 18 2006

                                                                          R437000
KYRGYZ REPUBLIC       LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             9054                         240
LAOS                  LACOSTE Word           Jan 15 2002                  Jan 19 2002             Jan 18 2012

                                             13873
                      [LOGO]                 Dec 28 2005                                           Feb 28 2016

                                                                          2837
                      [LOGO]                 July 1 2004                  July 1 2004             July 1 2014

                                                                          R437000
LATVIA                LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                                             M-92-2876                    M10489
                      [LOGO]                 Dec 14 1992                  Dec 14 1992             Dec 14 2012

                                                                          86228
LEBANON               [LOGO]                 96010771921                  Feb 11 2001             Feb 11 2016

                                                                          R437000
LESOTHO               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013



LIBERIA               LACOSTE Word                                        R437000
                                                                          April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

LIBYAN ARAB
JAMAHIRIYA            [LOGO]                  Pending

                                                                          R437000
LIECHTENSTEIN         LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
LITHUANIA             LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             RL/3849                      8192
                      [LOGO]                 Feb 4 1993                   July 12 1995            Feb 4 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                                             11288-M                      11288-M
MACAO                 [LOGO]                 Nov 27 1991                  August 10 2003          August 10 2010

                                                                          R437000
MACEDONIA             LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             C. Notive                    C. Notive
MALDIVES              LACOSTE Word           Dec 31 2003                  Dec 31 2003             Dec 31 2006


                                             C. Notive                    C. Notive
MALDIVES              [LOGO]                 Dec 31 2003                  Dec 31 2003             Dec 31 2006

                                             990376                       03569
MADAGASCAR            [LOGO]                 Sept 29 1999                 April 13 2001           Sept 28 2009

MALAYSIA              [LOGO]                                              86/00637                Feb 19 2007

MALI                  [LOGO]                                              36042                   Feb 28 2016

                                             002979524
MALTA                 LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                                                                          17230
                      [LOGO]                                              April 14 2000           April 14 2014

MAURITANIA            [LOGO]                                              36042                    Feb 28 2016

MAURITIUS             [LOGO]                                              A/27F56N110             June 6 2007

                                                                          R437000
MOLDOVA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
MONACO                LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             808033                       808033
MONGOLIA              [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
MOROCCO               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
MOZAMBIQUE            LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             2560/99                      2560/99
                      [LOGO]                 Nov 12 1999                  Oct 9 2002              Nov 12 2009

                      [LOGO]                                              R437001                 April 25 2008

                                                                          10012/2005
MYANMAR               LACOSTE Word                                        Dec 26 2005             Dec 26 2008

                                                                          10013/2005
                      [LOGO]                                              Dec 26 2005             Dec 26 2008

                                                                          1242/2001               March 20 2004
                      [LOGO]                                              Mars 20 2001            Renewal pending

                                                                                                  Jan 27 2006
NAMIBIA               [LOGO]                                              86/0061                 Renewal pending

NEW ZEALAND           [LOGO]                 Jan 29 1993                  B163449                 Jan 28 2007

NIGER                 [LOGO]                                              36042                    Feb 28 2016



                                             48076
NIGERIA               [LOGO]                 Jan 31 1986                                          Janv 1 2007

                                             808033                       808033
NORWAY                [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              127464                  Dec 18 2006

                                             15040                        15040
OMAN                  [LOGO]                 Jan 12 1997                  March 3 2002            Jan 12 2007

PAKISTAN              [LOGO]                                              89158                   Feb 2 2008

                                                                          0034012
PHILIPPINES           LACOSTE Word           Jan 27 2005                  Jan 31 2005             Jan 31 2015

                                             43242                        64239
                      [LOGO]                 Nov 21 1980                  April 2 1997            April 2 2017

                                             002979524
POLAND                LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                                                                          91435
                      [LOGO]                 March 30 2004                May 31 2004             May 31 2014

                                                                          R437000
PORTUGAL              LACOSTE Word                                        April 25 1998           April 25 2008

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              R437001                 April 25 2008

                                                                          5298
QATAR                 [LOGO]                 Feb 12 2006                  Feb 12 2006             Feb 12 2016


                                                                          R437000
ROMANIA               LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
RUSSIA                LACOSTE Word                                        April 25 1998           April 25 2008

                      [LOGO]                 808033                       808033
                                             May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
SAN MARINO            LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             15095                        259/51
SAUDI ARABIA          [LOGO]                 Nov 25 1991                  June 1 1992             April 14 2011

SENEGAL               [LOGO]                                              36042                    Feb 28 2016

                                                                          R437000
SERBIA MONTENEGRO     LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

SEYCHELLES            [LOGO]                                              2649                    Sep 5 2007

                                                                          R437000
SIERRA LEONE          LACOSTE Word                                        April 25 1998           April 25 2008


                                             808033                       808033
SIERRA LEONE          [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                                                          R437000
SINGAPORE             LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             S/524/86                     T86/00524H
                      [LOGO]                 Feb 3 2003                   Feb 3 2003              Feb 3 2013

                                                                          R437000
SLOVAKIA              LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
SLOVENIA              LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              R437001                 April 25 2008

                                                                          86/0489
SOUTH AFRICA          [LOGO]                 Jan 27 2006                  Jan 27 2006             Jan 27 2016

                                                                          R437000
SPAIN                 LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012


SPAIN                 [LOGO]                                              R437001                 April 25 2008

                                                                          51013
SRI LANKA             [LOGO]                 March 19 2006                March 19 2006           March 19 2016

                                                                          R437000
SUDAN                 D-LACOSTE                                           April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             808033                       808033
SWAZILAND             [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             002979524
SWEDEN                LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              206394                  July 3 2007

                                                                          R437000
SWITZERLAND           LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             101570
SYRIA                 [LOGO]                 July 14 1997                 18359                   Oct 13 2007

TAIWAN                LACOSTE Word           June 18 1996                 341287                  March 30 2006

                                                                                                  March 30 2006
                      [LOGO]                                              341288                  Renewal pending



                                                                          R437000
TADJIKISTAN           D-LACOSTE                                           April 25 1998           April 25 2008

                      [LOGO]                 808033                       808033
                                             May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          42027
THAILAND              LACOSTE Word           Jan 17 2006                  Feb 19 2006             Feb 19 2016

                                                                          42028
                      [LOGO]                 Jan 17 2006                  Feb 19 2006             Feb 19 2016

TOGO                  [LOGO]                                              36042

TUNISIA               LACOSTE Word           EE98.0608                    EE98.0608               April 25 2013

                      [LOGO]                 EE98.0607                    EE98.0607               April 25 2013

                                                                          R437000
TURKEY                LACOSTE Word                                        April 25 1998           April 25 2008


                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                                                          132198
                      [LOGO]                                              Feb 10 1992             Feb 10 2012

                                                                          3544
TURKIS FS CUPRUS      [LOGO]                                              June 3 2001             June 3 2015

                                                                          R437000
TURKMENISTAN          LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
UKRAINE               LACOSTE Word                                        April 25 1998           April 25 2008



                                             808033                       808033
UKRAINE               [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          1225
UNITED ARAB EMIRATES  [LOGO]                 July 20 1993                 July 20 1993            Janv 1 2013

                                             002979524
UNITED KINGDOM        LACOSTE Word           Dec 17 2002                                          Jan 1 2012

                                             002979581                    002979581
                      [LOGO]                 Dec 17 2002                  May 26 2004             Dec 17 2012

                      [LOGO]                                              1259081                 Jan 28 2007

                                                                          R437000
UZBEKISTAN            LACOSTE Word                                        April 25 1998           April 25 2008

                      [LOGO]                 808033                       808033
                                             May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                                                          R437000
VATICAN CITY          LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
VIETNAM               [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                      [LOGO]                                              R437001                 April 25 2008

                                             Trademark Application        Registration number
                                             number and Date of           and Date of
COUNTRY               Lacoste Trademark      application                  registration            Expiring Date

                                                                          R437000
ZAMBIE                LACOSTE Word                                        April 25 1998           April 25 2008

                                             808033                       808033
                      [LOGO]                 May 6 2003                   May 6 2003              May 6 2013

                                                                          1051/91
ZIMBABWE              [LOGO]                                              Nov 6 2001              Nov 6 2011

  LACOSTE TRADEMARKS OWNED BY SPORLOISIRS SA (SPL) IN CLASS 14 OF INTERNATIONAL
             CLASSIFICATION OF GOODS AND SERVICES LISTED BY COUNTRY



                                                                             REGISTRATION NUMBER
                       LACOSTE          TRADEMARK APPLICATION NUMBER AND     AND DATE OF
COUNTRY                TRADEMARK        DATE OF APPLICATION                  REGISTRATION            EXPIRING DATE

                                                                             12670
ARUBA                  LACOSTE Word     Nov 17 2005                          Jan 1 2006              Dec 31 2015

                       [LOGO]           70831                                12693                   Dec 12 2015

                                                                             2320
ANGUILLA               [LOGO]           March 25 2006                        August 25 2006          March 25 2016

                                                                             R437000C
ANTIGUA & BARBUDA      LACOSTE Word                                          April 25 1998           April 25 2008

                                                                             3362
                       [LOGO]           May 19 1992                          May 19 1992             May 19 2006

                                        8080033                              8080033C
                       [LOGO]           May 6 2003                           May 6 2003              May 6 2013

                                        2393047                              1907177
ARGENTINA              LACOSTE Word     Oct 3 2002                           Dec 10 2002             Dec 10 2012

                                        2435642                              1945717
                       [LOGO]           June 5 2003                          August 14 2003          August 14 2013

                       [LOGO]           4741                                 307841                  Sept 18 2010

                                                                             12963
ARUBA                  [LOGO]           Oct 19 1995                          Jan 1 2006              Dec 31 2015

                                        15121                                15121
BAHAMAS                [LOGO]           Feb 7 2006                           Feb 7 2006              Feb 7 2020

BERMUDES               [LOGO]           Jan 13 1999                          21676                   March 12 2013




                                        2380                                 75080-C
BOLIVIA                [LOGO]           Oct 30 1995                          Sept 29 1999            Sept 29 2009

                                        030274                               200024680
BRAZIL                 [LOGO]           July 19 2001                         Oct 13 2001             Oct 13 2011

BRITISH VIRGIN ISLANDS [LOGO]           June 3 1992                          2535                    June 3 2006

                                        573527                               672794
CHILE                  [LOGO]           July 9 2002                          Sept 24 2002            Sept 24 2012

                                        92353095                             165122
COLOMBIA               [LOGO]           June 18 2004                         August 26 2004          August 26 2014

                                                                             85262
COSTA RICA             [LOGO]                                                Dec 20 1993             Dec 20 2013

                                        41/92
DOMINICA               [LOGO]           August 31 1992                       43/92                   August 31 2006

                                        39936                                2089
ECUADOR                [LOGO]           March 7 2003                         March 16 2003           March 16 2013

                                                                             40 B, 31
EL SALVADOR            [LOGO]           May 11 1992                          May 6 1995              May 6 2006

                                        000858-92
GUATEMALA              [LOGO]           Feb 11 1992                          69564                   Oct 14 2003

                                                                             56657
HONDURAS               [LOGO]           April 10 1992                        Dec 18 1992             Dec 18 2012

                                                                             319541
MEXICO                 LACOSTE Word     March 13 2006                        March 13 2006           March 13 2006

                                                                             318885
                       [LOGO]           March 13 2006                        March 13 2006           March 13 2016

                                        1559
MONTSERRAT             [LOGO]           Feb 26 1992                          1559                    Feb 26 2006

                                        D-1028                               01123
NETHERLANDS ANTILLES   LACOSTE Word     April 17 2001                        April 17 2001           Oct 19 2019




                                        D-1027                               01122
NETHERLANDS ANTILLES   [LOGO]           April 17 2001                        April 17 2001           Sept 19 2019

                                        1920-024860                          24860
NICARAGUA              [LOGO]           Nov 27 2003                          Jan 21 1994             Jan 20 2004

                                                                             29558
PANAMA                 LACOSTE Word                                          August 6 2002           August 6 2012

                                                                             29561
                       [LOGO]                                                August 6 2002           August 6 2012

                                        1379                                 211172
PARAGUAY               LACOSTE Word     Feb 3 1993                           Feb 11 1999             Feb 11 2009

                                        1378                                 211171
                       [LOGO]           Feb 3 1993                           Feb 11 1999             Feb 11 2009

                                        20332                                207248
                       [LOGO]           Oct 8 1997                           Sept 25 1998            Sept 25 2008

                                        195173                               96970
PERU                   [LOGO]           Dec 20 1991                          April 30 1992           April 30 2012

                                                                             3660
ST KITTS AND NEVIS     [LOGO]                                                March 16 1992           March 16 2006

                                                                             51/1992
ST LUCIA               [LOGO]           March 16 1992                        July 27 1992            March 16 2006

ST VINCENT AND                          268/2005
THE GRENADINES         LACOSTE Word     Nov 29 2005                          Pending

                                        269/2005
                       [LOGO]           Nov 29 2005                          Pending

                                                                             349014
SWITZERLAND            LACOSTE Word                                          March 11 2006           March 11 2016

                                                                             307841
                       [LOGO]                                                Sept 18 2000            Sept 18 2010

                       [LOGO]           4739                                 349013                  March 11 2016




TURKS & CAICOS         [LOGO]           11313                                11313                   Jan 4 2010
ISLANDS

                                        335442                               242090
URUGUAY                LACOSTE Word     Nov 20 2001                          Nov 20 2001             Nov 20 2011

                                        250718                               340798
                       [LOGO]           Jan 13 1992                          May 8 1992              May 8 2012

                                        26694                                F-172645
VENEZUELA              [LOGO]           Dec 19 1991                          Nov 1 1994              Nov 1 2014

                         LACOSTE TRADEMARKS OWNED BY LACOSTE ALIGATOR SA (LCA) IN CLASS 14 OF INTERNATIONAL
                                       CLASSIFICATION OF GOODS AND SERVICES LISTED BY COUNTRY


                    LACOSTE          TRADEMARK APPLICATION NUMBER           REGISTRATION
COUNTRY             TRADEMARK        AND DATE OF APPLICATION                NUMBER                    EXPIRING DATE

                                     3075
BARBADOS            [LOGO]           Jan 1 1996                             81/10680                  Jan 1 2010

                                     696568
CANADA              [LOGO]           Jan 9 1992                             470734                    Feb 11 2012

                                     696581
                    Lacoste Word     Jan 9 1992                             470735                    Feb 11 2012

                                     1839
CUBA                [LOGO]           Nov 13 1996                            125915                    Nov 18 2006

                                     99129732
DOMINICAN REPUBLIC  [LOGO]           Feb 1 1996                             82922                     April 15 2016

                                     1513-Q
HAITI               [LOGO]           Dec 13 1995                            199 REG 114               Jan 20 2008

                                     14/306
JAMAICA             [LOGO]           Dec 27 1995                            28469                     Dec 27 2012

                                     29944
TRINIDA & TOBAGO    [LOGO]           Jan 11 1996                            29944                     Jan 11 2006

                                     74/238224
USA                 [LOGO]           Jan 16 1992                            2247880                   May 25 2009

                                     74/238223
                    Lacoste Word     Jan 16 1992                            1947111                   Jan 9 2016

                                   SCHEDULE IV




                IV.A - COUNTRIES IN WHICH THE LACOSTE TRADEMARKS
                                BELONG TO LACOSTE

  Afghanistan, Albania, Algeria, Andorra, Angola, Armenia, Australia, Austria,
   Azerbaijan, Bahrain, Bangladesh, Belarus, Belgium, Benin, Bhutan, Bosnia & Herzegovina, Botswana, Brunei Darussalam, Bulgaria, Burkina Faso, Burundi,
Cambodia, Cameroon, Cape Verde, Central African Republic, Chad, China, Comoros,
 Congo, Croatia, Cyprus, Czech Republic, Democratic People's Republic of Korea,
    Denmark, Djibouti, Egypt, Equatorial Guinea, Eritrea, Estonia, Ethiopia, Federated States of Micronesia, Fiji, Finland, France, Gabon, Gambia, Georgia,
     Germany, Ghana, Greece, Guinea, Guinea-Bissau, Hungary, Iceland, India, Indonesia, Iran, Iraq, Ireland, Israel, Italy, Ivory Coast, Japan, Jordan,
  Kazakhstan, Kenya, Kiribati, Kuwait, Kyrgyz Republic, Lao People's Democratic Republic, Latvia, Lebanon, Lesotho, Liberia, Libya, Liechtenstein, Lithuania,
    Luxembourg, Madagascar, Malawi, Malaysia, Maldives, Mali, Malta, Marshall Islands, Mauritania, Mauritius, Monaco, Mongolia, Morocco, Mozambique, Myanmar,
    Namibia, Nauru, Nepal, Netherlands, New Zealand, Niger, Nigeria, Northern Mariana Islands, Norway, Oman, Pakistan, Palau, Papua New Guinea, Philippines,
    Poland, Portugal, Qatar, Republic of Korea, Republic of Moldova, Romania, Russian Federation, Rwanda, Solomon Islands, Samoa, Sao Tome & Principe, San
   Marino, Saudi Arabia, Senegal, Seychelles, Sierra Leone, Singapore, Slovak Republic, Slovenia, Somalia, South Africa, Spain, Sri Lanka, Sudan, Swaziland, Sweden, Switzerland, Syria, Tajikistan, Thailand, The former Yugoslav Republic of Macedonia, Togo, Tonga, Tunisia, Turkey, Turkmenistan, Tuvalu, Uganda, Ukraine, United Arab Emirates, United Kingdom, United Republic of Tanzania,
 Uzbekistan, Vanuatu, Vatican City, Viet Nam, Yemen, Yugoslavia, Zaire, Zambia,
                                    Zimbabwe.

                IV.B - COUNTRIES IN WHICH THE LACOSTE TRADEMARKS
                                  BELONG TO SPL

Antigua & Barbuda, Argentina, Bahamas, Belize, Bolivia, Brazil, Chile, Colombia,
     Costa Rica, Dominica, Ecuador, El Salvador, Grenada, Guatemala, Guyana, Honduras, Nicaragua, Panama, Paraguay, Peru, St. Kitts and Nevis, St. Lucia, St.
            Vincent and the Grenadines, Suriname, Uruguay, Venezuela.

                IV.C - COUNTRIES IN WHICH THE LACOSTE TRADEMARKS
                                  BELONG TO LCA

 Barbados, Canada, Cuba, Dominican Republic, Haiti, Jamaica, Mexico, Trinidad &
                             Tobago, United States.

                                   SCHEDULE V




                               THE LACOSTE WATCHES

                        Watches for men, women, children

                              Time-keeping devices

                   Cases for watches and time-keeping devices

                  Bracelets, straps and components for watches

                                   SCHEDULE VI




                          THE LACOSTE APPAREL PRODUCTS

                      a) - Men's clothing - light products

      Bathing suits, rugby shirts, short-sleeved polos, long-sleeved polos, sweaters, sweatshirts, tee-shirts, turtle-neck shirts, cut-and-sown long-sleeved shirts, cut-and-sown short-sleeved shirts, various.

                      b) - Men's clothing - heavy products

                Bermudas, windbreakers, parkas, jackets, shorts,
                      trousers, trainings and trousers for
                     trainings, in knit or in woven fabric.

                              c) - Women's clothing

      Bathing suits, rugby shirts, short-sleeved polos, long-sleeved polos, sweaters, sweatshirts, tee-shirts, turtle-neck shirts, cut-and-sown long-sleeved shirts, cut-and-sown short-sleeved shirts, various.
        Bermudas, windbreakers, parkas, jackets, skirts, dresses, shorts, trousers, trainings and trousers for trainings,
                           in knit or in woven fabric.

                            d) - Children's clothing

      Bathing suits, rugby shirts, short-sleeved polos, long-sleeved polos, sweaters, sweatshirts, tee-shirts, turtle-neck shirts, cut-and-sown long-sleeved shirts, cut-and-sown short-sleeved shirts, various.
 Bermudas, windbreakers, parkas, jackets, skirts, dresses, shorts, trousers, trainings and trousers for trainings,
                           in knit or in woven fabric.

                               e) - Other clothing

                    Socks, wrist- and headbands, hats, caps,
                other headgear, gloves, scarves, ties, underwear.

                                  SCHEDULE VII




                           THE OTHER LACOSTE PRODUCTS

                                   Toiletries

                             Leisure and sports bags

                              Leathergoods products

                                      Shoes

                      Terry towels, bath towels, bath robes

                                 Household linen

                                    Umbrellas

                                      Belts

                    Sunglasses and frames for optical glasses

           Any other product other than LACOSTE APPAREL PRODUCTS and LACOSTE WATCHES which the LICENSOR may develop in the future

                                  SCHEDULE VIII




 VIII.A - LIST OF THE COUNTRIES CONSTITUTING EUROPE, AFRICA AND THE MIDDLE-EAST

 Afghanistan, Albania, Algeria, Andorra, Angola, Armenia, Austria, Azerbaijan,
  Bahrain, Belarus, Belgium, Benin, Bosnia & Herzegovina, Botswana, Bulgaria, Burkina Faso, Burundi, Cameroon, Cape Verde, Central African Republic, Chad,
 Comoros, Congo, Croatia, Cyprus, Czech Republic, Democratic Republic of Congo,
    Denmark, Djibouti, Egypt, Equatorial Guinea, Eritrea, Estonia, Ethiopia, Finland, Former Yugoslav Republic of Macedonia, France, Gabon, Gambia, Georgia,
  Germany, Ghana, Greece, Guinea, Guinea-Bissau, Hungary, Iran, Iraq, Ireland, Island, Israel, Italy, Ivory Coast, Jordan, Kazakhstan, Kenya, Kuwait, Kyrgyz
Republic, Latvia, Lesotho, Liberia, Libya, Liechtenstein, Lithuania Luxembourg,
    Madagascar, Malawi, Mali, Malta, Mauritania, Mauritius, Monaco, Morocco, Mozambique, Namibia, Netherlands, Niger, Nigeria, Norway, Oman, Poland,
 Portugal, Qatar, Republic of Moldova, Rumania, Russian Federation, Rwanda, San Marino, Sao Tome & Principe, Saudi Arabia, Senegal, Seychelles, Sierra Leone,
    Slovak Republic, Slovenia, Somalia, South-Africa, Spain, Sudan, Sweden, Switzerland, Syria, Tajikistan, Tanzania, Togo, Tunisia, Turkey, Turkmenistan,
Uganda, Ukraine, United Arab Emirates, United Kingdom, Uzbekistan, Vatican City,
                      Yemen, Yugoslavia, Zambia, Zimbabwe

            VIII.B - LIST OF THE COUNTRIES CONSTITUTING THE FAR-EAST


 Australia, Bangladesh, Brunei Darussalam, Butan, Cambodia, Democratic People's
  Republic of Korea, Democratic People's Republic of Lao, Federated States of
    Micronesia, Fiji, India, Indonesia, Japan, Kiribati, Malaysia, Maldives, Marshall Islands, Mongolia, Myanmar, Nauru, Nepal, New-Zealand, North Marianne
    Islands, Pakistan, Palau, Papua-New Guinea, People's Republic of China, Philippines, Samoa, Singapore, Solomon Islands, South-Korea, Sri Lanka, Taiwan,
                   Thailand, Tonga, Tuvalu, Vanuatu, Vietnam

            VIII.C - LIST OF THE COUNTRIES CONSTITUTING NORTH AMERICA


Antigua & Barbuda, Aruba, Bahamas, Barbados, Canada, Costa Rica, Cuba, Curacao,
                     Dominica, Dominican Republic, Grenada,

    Haiti, Jamaica, Mexico, St Kitts and Nevis, St Lucia, St Vincent and the
            Grenadines, Trinidad & Tobago, United States of America

  VIII.D - LIST OF THE COUNTRIES CONSTITUTING CENTRAL AMERICA AND SOUTH AMERICA

   Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Ecuador, El Salvador, Guatemala, Guyana, Honduras, Nicaragua, Panama, Paraguay, Peru, Suriname,
                               Uruguay, Venezuela

                                   SCHEDULE IX




                                 POINTS-OF-SALE

                        IX.A - APPROVED WATCHES RETAILERS
                             Specialized Watch Shops
                 Specialized Watch Corners of Department Stores
                                   Sport Shops
                       Sport Corners of Department Stores
                                 Duty-free Shops
           Other retailers fulfilling the requirements of the LACOSTE
                     WATCHES SELECTIVE DISTRIBUTION SYSTEM

              IX.B - Members of the "LACOSTE BOUTIQUES AND LACOSTE
                     CORNERS" SELECTIVE DISTRIBUTION SYSTEM

                                   SCHEDULE X


                             SUPPLEMENTAL AGREEMENT


                     LACOSTE WATCHES SUPPLEMENTAL AGREEMENT


By and between:

LACOSTE S.A., (or Sporloisirs S.A. or Lacoste Alligator S.A. as the case may be) a [COUNTRY (NAME OF THE COUNTRY FROM WHERE THE COMPANY ORIGINATES)]corporation organised and existing under the laws of [COUNTRY] whose registered office and principal place of business is located at [ADDRESS], represented by its [TITLE], [NAME OF SIGNATORY].

         hereinafter referred to as the "LICENSOR",

And:

MGI LUXURY GROUP S.A., a Swiss corporation organised and existing under the laws of Switzerland whose registered office is located at 35 rue de Nidau, CH-2501, Bienne (Switzerland) , represented by xxx.

         hereinafter referred to as "MASTER LICENSEE",

And:

[NAME OF THE COMPANY], a [COUNTRY (NAME OF THE COUNTRY FROM WHERE THE COMPANY ORIGINATES)] corporation organised and existing under the laws of [COUNTRY] whose registered office and principal place of business is located at [ADDRESS], represented by its [TITLE], [NAME OF SIGNATORY].

         hereinafter referred to as the "DISTRIBUTOR".


WITNESSETH:

WHEREAS, the LICENSOR has entered into a License Agreement with MASTER LICENSEE dated [Date], 2006 (hereunder referred to as the "MASTER AGREEMENT"), granting to MASTER LICENSEE worldwide the exclusive rights to use the LICENSED TRADEMARKS (as such term is hereinafter defined), the MODELS (as such term is hereinafter defined)and the KNOW-HOW (as such term is hereinafter defined) in connection with the creation, development, manufacture, advertising, distribution, marketing, merchandising, promotion, and sale of the LACOSTE WATCHES (as such term is hereinafter defined); and

WHEREAS, under the terms of the MASTER AGREEMENT, MASTER LICENSEE is entitled to sub-license the rights granted to it with respect to the marketing, merchandising, promotion, advertising, distribution and sale of the LACOSTE WATCHES to distributors of its choice subject in such event:

- to the approval by the LICENSOR of the selected distributors proposed by MASTER LICENSEE; and

- to the signing of a distribution sub-license agreement between MASTER LICENSEE and the distributors including the main provisions relating to the protection of the LICENSOR's Intellectual Property Rights and of the LACOSTE TRADEMARKS IMAGE (as such term is hereinafter defined) as well as, in addition to the rights and obligations which MASTER LICENSEE wishes to sub-license, also all obligations MASTER LICENSEE would otherwise have had to fulfil with respect to the rights sub-licensed to the distributors and that the distributors shall undertake to personally carry out; and

WHEREAS, in such event, MASTER LICENSEE shall enter with the LICENSOR, owner of the LACOSTE TRADEMARKS, and the distributors into SUPPLEMENTAL AGREEMENTS defining on a country by country basis in addition to the list of the LICENSED TRADEMARKS authorised to be used by the concerned distributor also all obligations relating to the protection of the LICENSED TRADEMARKS; and

WHEREAS, MASTER LICENSEE has decided to appoint DISTRIBUTOR as its distributor and grant it certain rights in connection with the marketing, merchandising, promotion, advertising, distribution and sale of the LACOSTE WATCHES in the TERRITORY (as such term is hereinafter defined) and has entered into the appropriate sub-license agreement (hereinafter referred to as the "DISTRIBUTION AGREEMENT") with the DISTRIBUTOR; and

WHEREAS, the LICENSOR has created and developed over a period of many years a well known and distinctive line of sports and leisure apparel for men, women, and children (hereinafter referred to as the "LACOSTE APPAREL PRODUCTS") as well as other lines of products such as toiletries, sunglasses and frames for optical glasses, sport and leisure bags, leathergoods products, shoes, terry towels, bath towels, bath robes, household linen, umbrellas, belts and any other products which the LICENSOR may develop in the future (hereinafter referred to as the "OTHER LACOSTE PRODUCTS") it being specified that the OTHER LACOSTE PRODUCTS include neither the LACOSTE APPAREL PRODUCTS nor the LACOSTE WATCHES; and

WHEREAS, the LICENSOR has also contributed to the creation and the development of a line of watches and time-keeping devices (the "LACOSTE WATCHES", as such term is hereinafter defined); and

WHEREAS, the LACOSTE WATCHES, the LACOSTE APPAREL PRODUCTS and OTHER LACOSTE PRODUCTS, which are characterised by an emblem trademark consisting of the pictorial representation of an alligator or a crocodile (hereinafter referred to as the "CROCODILE"), are renowned and sold worldwide under the trade names of "Lacoste", "La Chemise Lacoste", "Chemise Lacoste" recalling the name of Rene Lacoste the famous tennis champion who invented the original shirt, and the "CROCODILE" recalling his nickname on the tennis courts; and

WHEREAS, each of the models making up the lines of LACOSTE WATCHES and of the said OTHER LACOSTE PRODUCTS together with their specifications are the sole property of the LICENSOR which, in addition, has duly registered the LACOSTE TRADEMARKS in the relevant classes of products in the TERRITORY; and

WHEREAS, in order to protect its rights, the LICENSOR has registered numerous trademarks among which the LICENSED TRADEMARKS throughout the world and more specifically in the TERRITORY in the relevant classes of products and services; and

WHEREAS, the LICENSOR is willing to enter with MASTER LICENSEE and the DISTRIBUTOR into the appropriate supplemental agreement (hereinafter referred to as the "SUPPLEMENTAL AGREEMENT") according to the provisions set forth in the MASTER AGREEMENT referred to above.


NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1 - DEFINITIONS

For the purpose of this SUPPLEMENTAL AGREEMENT the terms hereinafter shall have the following meanings:

1.1 "APPROVED WATCHES RETAILERS" shall mean the selected points of sale that are approved by LICENSOR and/or MASTER LICENSEE for the retail sale of LACOSTE WATCHES.

1.2 "LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM" shall mean the group of APPROVED WATCHES RETAILERS organized by the MASTER LICENSEE in the TERRITORY in accordance with the specific guidelines of the LICENSOR to sell the LACOSTE WATCHES while respecting the specific criteria in the area of client service, merchandising, presentation, advertising, promotion and respect of the LACOSTE TRADEMARKS IMAGE.

1.3        "SUPPLEMENTAL AGREEMENT" shall mean the present SUPPLEMENTAL
           AGREEMENT.

1.4 "MODELS" shall mean any and all creations specific to the LACOSTE WATCHES, or part thereof.

1.5 "LICENSOR'S KNOW-HOW" shall mean the LICENSOR's MARKETING AND MERCHANDISING KNOW-HOW and PROMOTION AND ADVERTISING KNOW-HOW for the distribution and advertising of the LACOSTE WATCHES and the LICENSED TRADEMARKS.

1.6 "CROCODILE" shall mean the pictorial representation of an alligator or crocodile as depicted in Schedule II of this SUPPLEMENTAL AGREEMENT.

1.7 "LACOSTE TRADEMARKS" shall mean any or all the trademarks relating to the name "Lacoste" and/or the CROCODILE belonging to the LICENSOR, representations of the main of which are appended hereto in Schedule I of this SUPPLEMENTAL AGREEMENT.

1.8 "LICENSED TRADEMARKS" shall mean those of the LACOSTE TRADEMARKS which representations are reproduced in Schedule III to this SUPPLEMENTAL AGREEMENT.

1.9 "LACOSTE TRADEMARKS IMAGE" shall mean the presently existing identification in the principal markets where the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS, and the LACOSTE WATCHES are distributed, between the LACOSTE TRADEMARKS and good taste, authenticity, quality, functionality, modernity, elegance, high-end sports and leisure, however at competitive quality/price ratios. The LACOSTE TRADEMARKS IMAGE shall be judged in relation to all the elements making up the perception by the consumer of the LACOSTE APPAREL PRODUCTS, the OTHER LACOSTE PRODUCTS, and the LACOSTE Watches as to their style, quality, price, marketing and merchandising, advertising and promotion.

1.10 "LACOSTE WATCHES" shall mean the watches and time-keeping devices belonging to class 14 of the Classification Internationale des Produits et des Services (as listed in Schedule IV) as well as any accessory thereto (straps, cases, etc.), packaging and wrapping bearing the LICENSED TRADEMARK manufactured and marketed by the MASTER LICENSEE itself and/or under its control and responsibility under the terms of the MASTER AGREEMENT, or marketed prior to the MASTER AGREEMENT by any previous licensee of LICENSOR.

1.11       "TERRITORY" shall mean [COUNTRY SUBJECT OF THE AGREEMENT].

1.12 "TERMINATION DATE" shall mean the date on which this SUPPLEMENTAL AGREEMENT shall end or shall not be renewed for whatever reason at the end of any notice period (if any).

1.13 The words which appear in the present SUPPLEMENTAL AGREEMENT in bold and which are not defined in this Article shall have the meaning given in the DISTRIBUTION AGREEMENT.


ARTICLE 2 - RIGHTS GRANTED

The LICENSOR hereby confirms to the DISTRIBUTOR that it is authorised to use, during the life of this SUPPLEMENTAL AGREEMENT and within the limits herein defined of this SUPPLEMENTAL AGREEMENT, the LICENSED TRADEMARKS, and the MODELS in connection with the marketing, merchandising, promotion and advertising, distribution and sale of the LACOSTE WATCHES in the TERRITORY.


ARTICLE 3 - LICENSED TRADEMARKS' USE

3.1 The DISTRIBUTOR undertakes not to use the LICENSED TRADEMARKS and the MODELS otherwise than within the scope and the limits of this SUPPLEMENTAL AGREEMENT and of the DISTRIBUTION AGREEMENT and for the distribution and sale of the LACOSTE WATCHES.

3.2 The DISTRIBUTOR undertakes to take all the necessary measures, in the field of its marketing, merchandising, advertising and promotional programmes, to follow the general worldwide policy, prescribed and coordinated by the LICENSOR with respect to the image of the LACOSTE TRADEMARKS, it being understood, however, that DISTRIBUTOR shall have no obligation to incur any expense in this regard except as set forth in the DISTRIBUTION AGREEMENT.

3.3 The DISTRIBUTOR shall be entitled to claim the use of the LICENSED TRADEMARKS only in the manner prescribed by the LICENSOR. The LACOSTE WATCHES shall bear no other name or mark or wording which could make third parties believe that the LICENSED TRADEMARKS belong to other entity than the LICENSOR.

           Any additional name or mark or wording required by the laws and regulations in force in the TERRITORY shall have to be submitted to MASTER LICENSEE which shall submit the same for the prior written approval of the LICENSOR which will have the right to specify their size and location whenever possible.

3.4 No modified reproduction of the LICENSED TRADEMARKS may be used by the DISTRIBUTOR save with the prior written approval of the LICENSOR.

3.5 The DISTRIBUTOR undertakes to always respect irreproachable trade and legal practices in the manner and use of the LICENSED TRADEMARKS and adhere to such reasonable opinion as may be provided from time to time by the LICENSOR's intellectual property counsels for such use.

3.6 When using the LICENSED TRADEMARKS for the promotion or advertising of the LACOSTE WATCHES and of the image of the LACOSTE TRADEMARKS, the DISTRIBUTOR shall take all necessary steps to ensure in particular that not only the image of the LACOSTE TRADEMARKS but also the personal reputation of Mr Rene LACOSTE and his family are safeguarded and in this scope to use exclusively the designs, lettering, labels and logos created by the LICENSOR.

3.7 The DISTRIBUTOR shall not, and shall ensure that its APPROVED WATCHES RETAILERS do not, without the prior written agreement of the LICENSOR (and in such event according to the LICENSOR's prescriptions) register a domain name or create a web site or create an e-mail address including the words Lacoste or the CROCODILE.

           Should the DISTRIBUTOR wish to include a section dedicated to the LICENSED TRADEMARKS and/or the LACOSTE WATCHES in its own institutional web site, it shall submit its draft to the MASTER LICENSEE and obtain its prior approval before placing it on line. The same procedure shall apply for the up dating of said web page.

3.8 Advertising and/or sale of LACOSTE WATCHES on the Internet and by Mail Order are authorized only by APPROVED WATCHES RETAILERS and LACOSTE BOUTIQUES and LACOSTE CORNERS provided the following conditions are satisfied:

           3.8.1 the web site or the Mail Order catalogues of the APPROVED WATCHES RETAILERS, the LACOSTE BOUTIQUES and LACOSTE CORNERS where the LACOSTE WATCHES shall be advertised and/or sold shall be approved by MASTER LICENSEE. This approval shall be given if the following conditions are satisfied:

                              -    the name, environment, presentation and
                                   overall standing of the web site or the Mail
                                   Order catalogues as well as the way it
                                   functions shall be compatible with LACOSTE
                                   TRADEMARKS IMAGE; and

                              - the web site or the Mail Order catalogues shall offer to the consumers a high service quality for the LACOSTE WATCHES; and

                              - the manner which the MODELS and the LICENSED TRADEMARKS are presented on the web site or in the Mail Order catalogues in connection with the advertising and/or the sale of LACOSTE WATCHES shall be previously approved by MASTER LICENSEE. The APPROVED WATCHES RETAILERS, the LACOSTE CORNERS and the LACOSTE BOUTIQUES shall neither include nor use any of the LICENSED TRADEMARKS in the workings (as they exist as of this day or in the future) of the web, and in particular no LICENSED TRADEMARKS may be included or used in a domain name, and URL address or an e-mail address.


ARTICLE 4 - PROTECTION OF THE LICENSOR'S INTELLECTUAL PROPERTY RIGHTS

4.1 THE DISTRIBUTOR hereby acknowledges that the LICENSOR is the sole owner in the TERRITORY of the LICENSED TRADEMARKS and of the MODELS.

4.2 The DISTRIBUTOR undertakes to strictly respect the LICENSOR's intellectual property rights.

           Consequently, the DISTRIBUTOR:

           4.2.1 is prohibited from applying for registration of any of the LACOSTE TRADEMARKS or for the registration of any trademark confusingly similar to or ressembling the LACOSTE TRADEMARKS within the TERRITORY or in the rest of the world, nor shall it assist any party other than the LICENSOR to do so unless MASTER LICENSEE shall have obtained the prior written approval from the LICENSOR, such prohibitions applying to each and every kind of goods or services in any class of the International Classification of Goods and Services;

           4.2.2 shall not apply for the registration of any of the MODELS nor for the registration of any model confusingly similar to the MODELS within the TERRITORY or in the rest of the world.

                         The DISTRIBUTOR is prohibited from taking any action before any authority which may have as a consequence, the contesting or seeking the cancellation of any registration of the LICENSED TRADEMARKS or the MODELS.

           4.2.3 undertakes to facilitate in the future all applications for the registration of trademarks, models, or patents which the LICENSOR may apply for at Licensor's own expense within the TERRITORY to protect the LACOSTE WATCHES and/or LACOSTE TRADEMARKS or any other creations in any class or category of national classification or International Classifications of Goods and Services, it being hereby expressly recognised by the DISTRIBUTOR that any such trademark, model, patent application or registration or any other right thus obtained shall be the exclusive property of the LICENSOR; and

                         In addition, the DISTRIBUTOR shall never file any legal or administrative action which may have a consequence or which aim at the withdrawal or cancellation of the LICENSED TRADEMARKS and/or the MODELS; and

           4.2.4 shall, during the term of this SUPPLEMENTAL AGREEMENT, uphold and assist the LICENSOR in maintaining, at the LICENSOR's exclusive expense, adequate trademark registration of the LACOSTE TRADEMARKS within the TERRITORY and the MODELS; and

           4.2.5 shall be vigilant in watching for any infringement of the LICENSOR's rights in the LACOSTE TRADEMARKS or the MODELS and shall consequently promptly notify the LICENSOR and MASTER LICENSEE after becoming aware of the same or of any act that may constitute a counterfeit, an usurpation or an imitation of the LICENSED TRADEMARKS and the MODELS as well as of any act of unfair competition. The LICENSOR alone shall be responsible, for taking action against infringers but the DISTRIBUTOR shall assist the LICENSOR in every possible way.

                         The expenses of the proceedings incident to or contemplated by this Article 4.2.5 relating to the LACOSTE WATCHES as well as any damages that might be awarded as a result of such action shall be shared equally between the LICENSOR and the DISTRIBUTOR. The expenses relating to investigations (i.e. private detectives, enquiry agents, etc.) if previously agreed upon between the LICENSOR and the DISTRIBUTOR shall be shared equally in the same manner; and

           4.2.6 shall defend at its own costs and expenses any action for unfair competition, passing-off, copyright, patent or design infringement, including advertising or other related cause of action arising out of its use of the LICENSED TRADEMARKS or the MODELS, and shall give prompt notice in writing to the LICENSOR of any such action. The LICENSOR shall always have the right to participate in such an action at its sole discretion. In this event the expenses of the proceedings as well as any damage arising from such action shall be shared equally. In any event, the LICENSOR shall provide its assistance to the MASTER LICENSEE in such defense; and

           4.2.7 shall in no circumstances, and whatever may have been the duration of this SUPPLEMENTAL AGREEMENT or the reason for its end, termination or non-renewal, be entitled to any claim to the ownership of the LACOSTE TRADEMARKS or the MODELS.

4.3 Under no circumstances, shall the LICENSOR be held liable by the DISTRIBUTOR for any loss the DISTRIBUTOR may suffer due to acts of counterfeiting, imitation, usurpation or unfair competition committed by third parties.

4.4 Notwithstanding the foregoing, the DISTRIBUTOR shall have the right to prosecute by law any third party for unfair competition according to its own interest and at its own expense.

4.5 Should it be necessary, according to the laws and regulations in force in the TERRITORY, to declare on record this SUPPLEMENTAL

           AGREEMENT, the LICENSOR shall take the necessary appropriate steps at the DISTRIBUTOR's costs. The DISTRIBUTOR undertakes to assist the LICENSOR in such steps.


ARTICLE 5 - DURATION

5.1 This SUPPLEMENTAL AGREEMENT shall enter into force as of the date the DISTRIBUTION AGREEMENT shall enter into force and shall remain in full force and effect for the duration of the DISTRIBUTION AGREEMENT.

5.2 Subject to earlier termination as hereinafter mentioned in Article 6, this SUPPLEMENTAL AGREEMENT shall automatically end on the same date the DISTRIBUTION AGREEMENT will end for whatever reason.


ARTICLE 6 - TERMINATION

Notwithstanding the provisions of Article 5 above, this SUPPLEMENTAL AGREEMENT may be terminated at any time

6.1        By any party:

           6.1.1 in the event of a material breach of this SUPPLEMENTAL AGREEMENT by any other of the parties, provided that it has given sixty (60) days written notice of such breach to the other party and that the other party has failed to cure such breach within such period or failed to take action within such period clearly sufficient to remedy said breach without prejudice of any compensation or damages whatsoever.

           6.1.2 forthwith, in the event that any other of the parties shall (l) be dissolved; (2) apply for or consent to the appointment of a receiver, trustee or liquidator for its properties or assets; (3) admit in writing its inability to pay its debts as they mature; (4) make a general assignment for the benefit of creditors; (5) file a voluntary petition or be the subject of an involuntary petition in bankruptcy (which is not dismissed within sixty (60) days) or an answer seeking reorganization in arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency or readjustment of debt law or statute, or file an answer admitting the material allegations of a petition filed against it in any proceedings under such a law or statute, or take any action for the purposes of effecting any of the foregoing; or (6) have any order, judgment or decree entered against it without the application, approval or consent of the concerned party, by any court of competent jurisdiction approving a petition seeking reorganization of its properties or assets or the appointment of a receiver, trustee or liquidator for it.

6.2        By the LICENSOR:

           6.2.1 Within 15 days of the sending of a registered letter, with notification of receipt, notifying the termination, without giving rise to any damages or compensation whatsoever, in the event of a change in control of the DISTRIBUTOR or if an individual or company directly or indirectly in competition with the activities of THE LICENSOR, including a licensee, a sub-licensee, a distributor, a sub-distributor, an agent or a customer of the LICENSOR should become a shareholder, even a minority shareholder, of the DISTRIBUTOR.

                         The DISTRIBUTOR then undertakes to inform the LICENSOR and MASTER LICENSEE of the occurrence of any of the events hereinabove described within 8 days thereof.

                         The LICENSOR nevertheless shall be entitled to postpone its right to terminate this SUPPLEMENTAL AGREEMENT to assess the compatibility of such change with its own commercial conceptions and interest.

                         If within three months following the receipt of the DISTRIBUTOR's notice of the occurrence of such events, the LICENSOR has not implemented its right to terminate the SUPPLEMENTAL AGREEMENT, it shall continue in force until its normal term subject to the execution of the other provisions contained in this Article 6.

           6.2.2 Forthwith, in the event that the DISTRIBUTOR fails to fulfil its obligations with regards to the LACOSTE WATCHES SELECTIVE DISTRIBUTION SYSTEM and notwithstanding the provisions of Article 6.1.1 hereinabove.

This SUPPLEMENTAL AGREEMENT shall be terminated upon the termination or non-renewal of the DISTRIBUTION AGREEMENT within the same period of time.


ARTICLE 7 - PROVISIONS AT TERMINATION

7.1        Upon termination of this SUPPLEMENTAL AGREEMENT for whatever reason:

           7.1.1 all rights and licensees granted to the DISTRIBUTOR pursuant to this SUPPLEMENTAL AGREEMENT shall terminate and revert to the LICENSOR; and

           7.1.2 subject to any rights DISTRIBUTOR may have under the DISTRIBUTION AGREEMENT to sell off its remaining inventory of LACOSTE WATCHES, the DISTRIBUTOR shall immediately cease to trade as a Lacoste distributor on the TERMINATION DATE, shall cease to use the LICENSOR's KNOW-HOW, the LICENSED TRADEMARKS and the MODELS and shall not assist any third party to do so; and

           7.1.3 the DISTRIBUTOR shall cancel at its own expense all government clearances it may have obtained with the appropriate governmental authorities; and

           7.1.4 the DISTRIBUTOR shall deliver immediately, at its cost, to the LICENSOR or to any third party designated by the LICENSOR, all remaining advertising and promotional material, and in general all documents and items bearing or representing the LICENSED TRADEMARKS (catalogues, technical documents, etc.) emanating from the LICENSOR.

7.2 The DISTRIBUTOR acknowledges and agrees that it is entering into this SUPPLEMENTAL AGREEMENT on the express understanding that its receipt from sales of LACOSTE WATCHES under the DISTRIBUTION AGREEMENT and this SUPPLEMENTAL AGREEMENT are intended to be sufficient to compensate it fully for all risks, costs and expenses incurred in connection with this SUPPLEMENTAL AGREEMENT, including, i.e., all costs and expenses incurred by the DISTRIBUTOR for its advertising and promotion efforts to create what is commonly known as "goodwill" for the LICENSED TRADEMARKS.

7.3 Accordingly, upon termination of this SUPPLEMENTAL AGREEMENT and regardless its duration, for whatever reason, the DISTRIBUTOR shall have no right to any further payment, indemnity or compensation for loss of goodwill or for any risks, costs or expenses incurred or developed by the DISTRIBUTOR during the term of this SUPPLEMENTAL AGREEMENT.


ARTICLE 8 - ASSIGNMENT

This SUPPLEMENTAL AGREEMENT shall be binding upon and inure to the benefit of the parties hereto and their respective authorised successors and assignees under the terms of this SUPPLEMENTAL AGREEMENT.

It is expressly understood and agreed that this SUPPLEMENTAL AGREEMENT or any interest therein shall not be in part or as a whole directly or indirectly sold, assigned, pledged or otherwise encumbered by the DISTRIBUTOR without the written consent of the LICENSOR and MASTER LICENSEE.

The DISTRIBUTOR is also prohibited from assigning, selling, pledging or otherwise encumbering to any third party in the same conditions as hereabove whether in part or as a whole any of the rights hereby granted to it, be it in a given part of the TERRITORY save as expressly provided for in the present SUPPLEMENTAL AGREEMENT.


ARTICLE 9 - FORCE MAJEURE

9.1 The parties shall not be liable for any damages or loss of any kind, arising from any delay or failure to perform (partially or totally) the obligations provided for in this SUPPLEMENTAL AGREEMENT caused by an event of force majeure, without there being however fault or negligence of the parties which rely thereon. Moreover, a reason for exoneration of responsibility under this Article 9.1 excludes thereby the possible right of the other party to terminate or cancel this SUPPLEMENTAL AGREEMENT due to the corresponding non-performance.

           For the purposes of this SUPPLEMENTAL AGREEMENT, an event of force majeure is any event or cause which presents an unpredictable, irresistible character and is not within the will of the parties and which has for effect, directly or indirectly, to prevent or to render impossible the performance of an obligation set forth in this SUPPLEMENTAL AGREEMENT (i.e., for the purposes of this SUPPLEMENTAL AGREEMENT, and without limitation, any war, insurrection, strike, serious economic crisis, national restriction in transfer of royalties,...).

           After the occurrence of an event of force majeure, the party concerned shall promptly send notice by letter, telex or fax, informing the other party of all the details of such event.

           In all cases, the party who relies thereon shall take all useful and necessary measures to assure as rapidly as possible the normal resumption of the performance of this SUPPLEMENTAL AGREEMENT.

9.2 If the circumstances go beyond six months and once the continuation of the SUPPLEMENTAL AGREEMENT appears to be possible upon adaptation, the parties shall coordinate to modify in good faith and in equity the necessary amendments.

9.3 If these negotiations do not produce results in a period of one month, the SUPPLEMENTAL AGREEMENT shall be readapted by a third party designated by the Centre international d'expertise de la Chambre de Commerce Internationale.

9.4 If the continuation of the SUPPLEMENTAL AGREEMENT does not appear to be possible even upon adapting this SUPPLEMENTAL AGREEMENT, the parties shall negotiate in good faith the provisions permitting the termination of this SUPPLEMENTAL AGREEMENT.


ARTICLE 10 - CAPACITY OF THE PARTIES

10.1 It is expressly agreed that, within the framework of the DISTRIBUTION AGREEMENT and this SUPPLEMENTAL AGREEMENT, the DISTRIBUTOR purchases and resells the LACOSTE WATCHES for its own account and acts as an independent trader with respect to the MASTER LICENSEE, the LICENSOR and with respect to its customers. Consequently, under no circumstances shall it enter into any agreement or take any action purporting to obligate the LICENSOR or the MASTER LICENSEE to third parties, other than as may be specifically provided in other written licenses or agreements entered into by the parties hereto.

10.2 Nothing in this SUPPLEMENTAL AGREEMENT shall be construed to render any party liable for any debts or obligations of any other party and the parties shall in no way be considered agents or representatives of each other. No party shall have the authority to act for or bind any other.

ARTICLE 11 - CANCELLATION OF PREVIOUS AGREEMENTS

This SUPPLEMENTAL AGREEMENT cancels and replaces any previous verbal and/or written agreements entered into between the MASTER LICENSEE, the LICENSOR and the Distributor.


ARTICLE 12 - CONFIDENTIALITY

12.1 The DISTRIBUTOR recognizes that any information (styling, technical, marketing, ...) it has so far received and shall receive in the future, related directly or indirectly to this SUPPLEMENTAL AGREEMENT, to the LICENSED TRADEMARKS, to the MODELS, the KNOW-HOW, the LACOSTE WATCHES, the MASTER LICENSEE and to the LICENSOR are strictly confidential.

           Consequently, the DISTRIBUTOR formally undertakes not to use such information other than in the scope of this SUPPLEMENTAL AGREEMENT and to strictly respect the confidential character of such information and to continue so to do indefinitely after its termination or non-renewal.

12.2 On its part, the LICENSOR acknowledges that the information it has received or shall receive concerning directly or indirectly the DISTRIBUTOR is confidential and undertakes not to use it other than within the scope and during the life of this SUPPLEMENTAL AGREEMENT.


ARTICLE 13 - LEGAL AND ETHICAL REQUIREMENT

The DISTRIBUTOR shall at its own expense ensure that all local and national laws, rules, regulations and other requirements and codes of practice applicable in the TERRITORY and all policies and ethical and other standards from time to time specified by MASTER LICENSEE in respect of the treatment of any persons involved in the sale of any LACOSTE WATCHES or otherwise in respect of any human rights or other issues are complied with in relation to all activities of the DISTRIBUTOR and/or its authorized suppliers under this SUPPLEMENTAL AGREEMENT.

The DISTRIBUTOR shall observe at all times the relevant provisions of any treaty, law or regulation in relation to the protection of the environment.

The DISTRIBUTOR shall indemnify MASTER LICENSEE and its assignees and successors for any claims, known or unknown, liabilities, demands, damages, cases of action, costs expenses, dues, covenants, suits, indemnities and judgements which any third party shall make arising out of or in connection with Distributor's obligations hereunder or under the Distribution Agreement.


ARTICLE 14 - MISCELLANEOUS

14.1 The DISTRIBUTOR shall, at its own expense, in the TERRITORY and the LICENSOR shall, at its own expense, in France (or in Switzerland), execute any documents required to comply with the laws and requirements of the respective countries with respect to declaring, recording or otherwise rendering this SUPPLEMENTAL AGREEMENT effective.

14.2 Any notices, demands, requests, consents, approvals or other communications, faxes or telexes, hand delivery notices, given or made, or required to be given or made to a party under this SUPPLEMENTAL AGREEMENT shall be in writing and deemed effective on the earlier of the date of actual personal delivery or deposit, air mail, postage prepaid, in the registered mail of the country of origin, sent to:

           14.2.1        for the LICENSOR:

                         (If the LICENSOR is LACOSTE S.A.), Monsieur Michel LACOSTE, President Directeur General of LACOSTE S.A.;and

           14.2.2        for the DISTRIBUTOR:


                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

           14.2.3        for the MASTER LICENSEE:

                         -------------------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------

           to the addresses hereinabove set forth for such party. Any change of address shall be accomplished only by providing written notice to the other party to this SUPPLEMENTAL AGREEMENT.

14.3 No rights of any party arising out of this SUPPLEMENTAL AGREEMENT or any provision hereof, shall be waived except in writing. Failure by either party to exercise or enforce, in any one or more instances, any of the terms or conditions of this SUPPLEMENTAL AGREEMENT shall not constitute or be deemed a waiver of that party's right thereafter to enforce the terms and conditions of this SUPPLEMENTAL AGREEMENT.

14.4 The rights and obligations of the parties hereto under this SUPPLEMENTAL AGREEMENT shall be subject to all applicable laws, orders, regulations, directions, restrictions and limitations of the Government having jurisdiction on the parties hereto.

14.5 In the event, however, that any such law, order, regulation, direction, restriction or limitation, or construction thereof, shall substantially alter the relationship between the parties under this SUPPLEMENTAL AGREEMENT or the advantages derived from such relationship, or shall prevent the performance of any provision of this SUPPLEMENTAL AGREEMENT, the adversely affected party may request the other party hereto to modify this SUPPLEMENTAL AGREEMENT, and if within ninety (90) days subsequent to the making of such request, the parties hereto are unable to agree upon a mutually satisfactory modification hereof, then the adversely affected party may terminate this SUPPLEMENTAL AGREEMENT by giving thirty (30) days notice not later than thirty (30) days following the end of such ninety-day period.


ARTICLE 15 - GOVERNING LAW - JURISDICTION

15.1 This SUPPLEMENTAL AGREEMENT shall be governed by and construed in accordance with the laws of France.

15.2 All disputes arising out or in connection with this SUPPLEMENTAL AGREEMENT which cannot be amicably settled by consultation, shall be finally settled by arbitration in Paris under the rules of the International Chamber of Commerce by three arbitrators appointed in accordance with said rules. Each party shall be bound by any arbitration award so rendered and any judgment upon such award may be entered as a non-appealable, final judgment in any court having jurisdiction thereon. The proceedings shall be carried out in the English language.


IN WITNESS WHEREOF, the parties hereto have caused this SUPPLEMENTAL AGREEMENT to be executed by their duly authorised officers at Paris (France), on [DATE OF SIGNATURE].


LACOSTE S.A.
           MASTER LICENSEE
(or Sporloisirs S.A.
or Lacoste Alligator S.A.
as the case may be)


 [NAME OF SIGNATORY]                                         [NAME OF SIGNATORY]


                       [NAME OF THE DISTRIBUTOR'S COMPANY]



                               [NAME OF SIGNATORY]

                                   SCHEDULE I




                             THE LACOSTE TRADEMARKS





                        (LACOSTE LOGO - LARGE CROCODILE)



                            (LACOSTE LOGO - LACOSTE)


                  (LACOSTE LOGO - SMALL CROCODILE AND LACOSTE)

                                   SCHEDULE II





                                  THE CROCODILE





                        (LACOSTE LOGO - LARGE CROCODILE)

                                  SCHEDULE III

                                   ----------

                             THE LICENSED TRADEMARKS


                                 (LACOSTE LOGO)


                                    LACOSTE

                                   SCHEDULE IV

                                   ----------

                               THE LACOSTE WATCHES

                        Watches for men, women, children

                              Time-keeping devices

                   Cases for watches and time-keeping devices

                  Bracelets, straps and components for watches

                                INDEX OF CONTENT

ARTICLE 1 - DEFINITIONS...................................................     3
ARTICLE 2 - RIGHTS GRANTED................................................     4
ARTICLE 3 - LICENSED TRADEMARKS' USE......................................     4
ARTICLE 4 - PROTECTION OF THE LICENSOR'S INTELLECTUAL PROPERTY RIGHTS.....     6
ARTICLE 5 - DURATION......................................................     8
ARTICLE 6 - TERMINATION...................................................     8
ARTICLE 7 - PROVISIONS AT TERMINATION.....................................     9
ARTICLE 8 - ASSIGNMENT....................................................    10
ARTICLE 9 - FORCE MAJEURE.................................................    10
ARTICLE 10 - CAPACITY OF THE PARTIES......................................    11
ARTICLE 11 - CANCELLATION OF PREVIOUS AGREEMENTS..........................    12
ARTICLE 12 - CONFIDENTIALITY..............................................    12
ARTICLE 13 - LEGAL AND ETHICAL REQUIREMENT................................    12
ARTICLE 14 - MISCELLANEOUS................................................    12
ARTICLE 15 - GOVERNING LAW - JURISDICTION.................................    13

          GAR                                                  LACOSTE
                                    WATCHES




MGI Engineering                                                               20

February 2006

          GAR                                                  LACOSTE
                                    WATCHES

                                   SCHEDULE XI

                                   ----------

                         GENERAL ACCEPTANCE REQUIREMENTS


MGI Engineering                                                               21

February 2006

          GAR                                                  LACOSTE
                                    WATCHES


                         General Acceptance Requirements
                                        &
                            Confidentiality Agreement




MGI Engineering                                                               22

February 2006

CONTACTS

SWITZERLAND
MGI LUXURY GROUP S.A.
Engineering
Heinz Steiger
Rue de Nidau 35
CH-2501 Bienne, Switzerland
Tel 41 32/ 329 34 00 / Direct 41 32/ 329 35 10
Email: hsteiger@movado.ch


FAR EAST
Swissam Products Ltd.
Engineering
Raymond Chung
1406 World Finance Centre
North Tower, Harbour City
Tsimshatsui, Kowloon
Hong Kong
Tel (852) 2736-0564 / Direct
E-mail: rchung@movadogroup.com




EDITION

Edited by MOVADO Group Engineering, Switzerland
Languages: English


DRAFT  First Edition 2006




MGI Engineering                                                               23

February 2006

All rights reserved. No part of this GAR may be reproduced or transferred in any form or by any means, electronic or mechanical, including photocopying, recording, or by any information storage and retrieval system, without permission in writing from MOVADO Group.




MGI Engineering                                                               24

February 2006

TABLE OF CONTENT




INTRODUCTION ...........................................................       5

Case ...................................................................       1

Dial & Hands ...........................................................       2

Bracelet ...............................................................       3

Strap ..................................................................       4

Buckle .................................................................       5

Movement ...............................................................       6

Diamond ................................................................       7

Plating ................................................................       8

Complete Watches .......................................................       9

Quality ................................................................      10

Pre - Shipment Inspection ..............................................      11

Confidentiality agreement ..............................................      12

                                                                              28

QUICK CHECK GAR ........................................................      58

GAR UPDATES ............................................................      59




MGI Engineering                                                               25

February 2006

INTRODUCTION


The purpose of this GAR (General Acceptance Requirements) is to maximize engineering responsibilities and activities with suppliers. This GAR will help to encourage and maintain a mutual understanding between Movado Group and suppliers.

GAR and specifications serve as a guideline and will be updated regularly in order to give the greatest input for product requirements.

For new product development, Movado Group will, provide for the suppliers, additional product specifications if necessary.

To assure a good functioning of the engineering, rules and responsibilities as outlined in this GAR have to be respected by all parties involved.

An important factor is also Modularity. MG requests the supplier to use standardized components as outlined in this GAR. As a general rule, MG must approve deviations from those standards.

Suppliers are always requested to sign off on GAR updates, this to avoid misunderstandings.



CONFIDENTIALITY

This is a confidential document. Under no circumstances are copies to be made without the written approval of MGI.

The vendor must keep in confidence all designs and technical specifications of the product line. Under no circumstances is the vendor allowed to show dials and other materials made for MGI as samples to a third party.




MGI Engineering                                                               26

February 2006

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT




MGI Engineering                                                               27

February 2006

4 CONFIDENTIALITY AGREEMENT




THIS AGREEMENT made this _____________________ day of _____________________ 200 by and between _____________________, a corporation organized and existing under the laws of _____________________ having offices at _____________________
(hereafter called the << Corporation>>), and Movado Group, Inc., a corporation organized and existing under the laws of the State of New York, having offices at 650 From Road, Paramus, N. J. 07652 (hereafter called MGI).


      4.1 WITNESSETH

Whereas, the parties contemplate establishing a business relationship for the purpose of the Corporation manufacturing, producing, and supplying to MGI fully assembled watches and component parts therefore, bearing or to be sold by MGI or certain of its affiliates under the trademark Lacoste or such other trademarks owned by LACOSTE which will make it necessary and desirable that MGI disclose to the Corporation confidential information, including all knowledge and data which is made available by MGI or developed in the course of the parties' business relationship, proprietary to the MGI (hereinafter called the "Information") concerning current, future or proposed watch designs, ideas, prints, sketches, samples, models, drawings, specifications, production quantities, costs, customers, know how and the like relating to such product or products or to MGI's business or potential interest;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree:

1. The Corporation, upon receiving the Information from MGI, shall not communicate such Information to any third party and shall use its best efforts and take all necessary precautions to prevent inadvertent disclosures of such Information to any third party.

2. The Corporation shall neither use the Information for its own account nor circulate it within its own organization except to the extent necessary for:




MGI Engineering                                                               28

February 2006

    a) Negotiations, discussions and consultations with personnel or authorized representatives of MGI or the Corporation;

    b)  Supplying MGI with goods or services at its order;

    c)  Preparing bids, estimates and proposals for submission to MGI; and

    d)  Any purpose MGI may hereunder authorize in writing

The Corporation agrees that if the Information is circulated pursuant to the foregoing provisions (a) through (d), any person receiving the Information shall be directed and required by the Corporation to maintain the Information in confidence. The Corporation shall use its best efforts and take all necessary precautions to prevent inadvertent disclosure of the Information and shall not manufacture or permit any third party to manufacture any goods employing or adopted from any of such Information or the Trademarks.

3. The obligations of Paragraphs 1 and 2 hereof shall terminate with respect to any particular portion of the Information when the Corporation can document that it was in the public domain at the time of its disclosure.




MGI Engineering                                                               29

February 2006

4. All materials, including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists, furnished to the Corporation by or on behalf of MGI shall remain the property of, and shall be returned upon demand to, MGI together with all copies made thereof.

5. Because the Information revealed by MGI to the Corporation under this Agreement is unique and proprietary to MGI and MGI does not have an adequate remedy at law to protect its interests, the Corporation agrees that MGI shall be entitled to injunctive relief, in addition to such remedies and relief that would, in the event of a breach, be available to it.

6. This Agreement shall be construed in accordance with the laws of the State of New Jersey.

7. In the event this Agreement is also executed by one or more individuals as a guarantor or guarantors of the performance by the Corporation of its obligations hereunder, then each of such individual(s) ("Guarantor") hereby guaranties the performance by the Corporation of its obligations hereunder, such guaranty being an absolute and continuing guaranty of performance, and Guarantor shall be personally liable for any violation by the Corporation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.



MOVADO GROUP, INC.

By :
            ------------------------------------

Name:
            ------------------------------------

Title:
            ------------------------------------

CORPORATION

By:
            ------------------------------------




MGI Engineering                                                               30

February 2006

Name:
            ------------------------------------

Title:
            ------------------------------------

GUARANTOR

By:
            ------------------------------------

Name:
            ------------------------------------




MGI Engineering                                                               31

February 2006

REMARKS




MGI Engineering                                                               32

February 2006

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT



GAR UPDATES



                                   GAR UPDATES
--------------------------------------------------------------------------------
REF  COMPONENT          ITEM           REASON  DESCRIPTION OF CHANGE        DATE
---  ---------          ----           ------  ---------------------        ----








MGI Engineering                                                               33

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
(MOVADO LOGO)




MGI Engineering                                                               34

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
Engineering
                                                Nidaustrasse 35 2501 Biel/Bienne
Switzerland




MGI Engineering                                                               35

February 2006

MGI Engineering                                                               36

February 2006

                                  SCHEDULE XII

                   LACOSTE WATCHES APPROVED RETAILER CONTRACT

                   LACOSTE WATCHES APPROVED RETAILER CONTRACT


Between:

(NAME OF THE COMPANY) having its registered office at _______________________, duly represented by Mr ______________________, which is the exclusive distributor of Lacoste Watches (hereinafter referred to as the "LACOSTE WATCHES") in (country concerned) (hereinafter referred to as the "TERRITORY").

            hereinafter referred to as the "DISTRIBUTOR",

And:

(NAME OF THE COMPANY) having its registered office at _______________________, duly represented by Mr ______________________, which runs a point of sale situated at (full address) under the trade name _______________________ (hereinafter referred to as "the POINT OF SALE").

            hereinafter referred to as the "APPROVED RETAILER".


WITNESSETH:

WHEREAS, MGI Luxury Group SA (hereinafter referred to as the "LICENSEE") is the exclusive worldwide licensee of the Lacoste Group for the LACOSTE WATCHES and LICENSEE has appointed DISTRIBUTOR as the exclusive distributor of the LACOSTE WATCHES in the TERRITORY under the terms of a distributorship agreement between LICENSEE and DISTRIBUTOR (hereinafter referred to as the "DISTRIBUTION AGREEMENT").

WHEREAS, for the reasons stated in the general conditions of distribution of the DISTRIBUTOR (hereinafter referred to as the "GENERAL CONDITIONS OF
DISTRIBUTION") annexed to the present contract (Schedule ....) the LACOSTE
WATCHES are distributed through a selective distribution system, that is the LACOSTE WATCHES are distributed at the points of sale which satisfy the selection criteria (hereinafter referred to as the "SELECTION CRITERIA") defined by the companies Lacoste S.A., Lacoste Alligator S.A. and Sporloisirs S.A. (hereinafter collectively referred to as the "LACOSTE GROUP"), which are detailed in the GENERAL CONDITIONS OF DISTRIBUTION.

WHEREAS, the DISTRIBUTOR has visited and evaluated the POINT OF SALE.

WHEREAS, further to such evaluation it appears that the POINT OF SALE and the sales staff employed by the Approved Retailer at the POINT OF SALE satisfy the SELECTION CRITERIA.

WHEREAS, consequently, the DISTRIBUTOR may enter into this contract with


MGI Engineering                                                               37

February 2006
the APPROVED RETAILER for the distribution of the LACOSTE WATCHES at the aforementioned POINT OF SALE.

THE PARTIES HEREBY AGREE AS FOLLOWS:

ARTICLE 1 - RIGHTS GRANTED

The DISTRIBUTOR hereby grants, and the APPROVED RETAILER hereby accepts for the duration of the present contract (hereinafter referred to as the "CONTRACT"), the non exclusive right to sell the LACOSTE WATCHES at the POINT OF SALE in accordance with the terms and conditions set forth herein.

The CONTRACT, its Annexes and the GENERAL CONDITIONS OF DISTRIBUTION in force determine the rights and obligations of the two parties.

ARTICLE 2 - MATERIAL CONDITIONS OF CONTRACT

The execution and existence of the CONTRACT are subject to the DISTRIBUTOR certifying that the POINT OF SALE of the APPROVED RETAILER and the sales staff of the POINT OF SALE satisfy the SELECTION CRITERIA.

ARTICLE 3 - OBLIGATIONS OF THE APPROVED RETAILER

3.1 The APPROVED RETAILER undertakes, for the duration of the CONTRACT, that the POINT OF SALE and the sales staff of the POINT OF SALE satisfy the SELECTION CRITERIA.

3.2   Fittings and Management of the POINT OF SALE

      3.2.1 The sales area of the POINT OF SALE shall always permit the presentation of the LACOSTE WATCHES in a sufficient area.

            The APPROVED RETAILER shall display the LACOSTE WATCHES separately from other brands sold at the POINT OF SALE. The counters, posters and other POS material, which shall be supplied to it by the DISTRIBUTOR, shall be well positioned.

            The APPROVED RETAILER shall affix prominently on the window of the POINT OF SALE or display inside the POINT OF SALE, a sign or sticker which shall be furnished by the DISTRIBUTOR confirming its quality as APPROVED RETAILER for LACOSTE WATCHES.

      3.2.2 All items bearing any trademark owned by the LACOSTE GROUP ("LACOSTE TRADEMARKS") used by the APPROVED RETAILER on its shop front (such as awning, sign, etc...) in the shop window or inside the POINT OF SALE shall be exclusively those supplied by the DISTRIBUTOR or exceptionally those which have received the prior and express written approval of the DISTRIBUTOR.

3.3   Supplies

MGI Engineering                                                                2

February 2006

      The APPROVED RETAILER shall purchase the LACOSTE WATCHES from the DISTRIBUTOR in accordance with the terms and conditions contained herein and in the GENERAL CONDITIONS OF DISTRIBUTION. Nevertheless, within the European Economic Area (i.e. European Union + Iceland, Liechtenstein, and Norway) the APPROVED RETAILER is also entitled to buy the LACOSTE WATCHES from and sell the LACOSTE WATCHES to (i) any authorized exclusive distributor appointed by and under contract with Licensee for the distribution of the LACOSTE WATCHES and (ii) any other approved retailer approved by and under contract with LICENSEE or a Lacoste watch distributor for the retail sale of the LACOSTE WATCHES located in any of the countries which are part of the European Economic Area, except to or from Lacoste boutiques ("LACOSTE BOUTIQUES") and Lacoste corners ("LACOSTE CORNERS") which are principally devoted to the sale of Lacoste apparel products and only on a subordinate basis other Lacoste products including LACOSTE WATCHES. Because of their strong specificity, the LACOSTE Boutiques and the LACOSTE CORNERS constitute a selective distribution system which is distinct from the selective distribution system organised for the LACOSTE WATCHES. The APPROVED RETAILER shall ensure before any resale that the buyer is an approved retailer of LACOSTE WATCHES. The APPROVED RETAILER shall keep for a minimum period of twelve (12) months as from the date of purchase and/or sale of the LACOSTE WATCHES, a copy of the invoices corresponding to these purchases and sales permitted under this Article 3.3. The DISTRIBUTOR shall be entitled to inspect and copy these invoices if it reasonably determines that the APPROVED RETAILER may have purchased or sold LACOSTE WATCHES outside the selective distribution system set up for the LACOSTE WATCHES within the European Economic Area.

3.4   Sales

      3.4.1 The price at which the LACOSTE WATCHES will be sold by the DISTRIBUTOR to the APPROVED RETAILER and other sales conditions applicable to the LACOSTE WATCHES will be the one applicable in the TERRITORY at the date the order is received.

      3.4.2 The APPROVED RETAILER shall continuously offer for sale an appropriate assortment of the LACOSTE WATCHES.

      3.4.3 In addition, the APPROVED RETAILER shall ensure that the LACOSTE WATCHES are only sold in their original presentation and shall respect the recommendations made by the DISTRIBUTOR concerning the merchandising of the LACOSTE WATCHES.

      3.4.4 The APPROVED RETAILER shall not sell at its POINT OF SALE other products in immediate proximity to the LACOSTE WATCHES likely to damage or devalue the image of the LACOSTE TRADEMARKS and/or the LACOSTE WATCHES.

      3.4.5 Subject to Article 3.3, the APPROVED RETAILER undertakes not to sell the LACOSTE WATCHES other than at the POINT OF SALE at the address stated at the very beginning of this CONTRACT exclusively to the ultimate consumer.

MGI Engineering                                                                3

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
                                      -4-


      3.4.6 The APPROVED RETAILER shall not sell LACOSTE WATCHES by mail order or by internet, unless the APPROVED RETAILER has received a prior written authorisation from the DISTRIBUTOR confirming that the selection objective criteria set up for these kind of sale are satisfied.

      3.4.7 The APPROVED RETAILER shall be free to fix its resale prices according to the laws and regulations in force. The breakdown of the recommended prices that may be communicated to the APPROVED RETAILER by the DISTRIBUTOR are only indicative.

3.5   Advertising and promotional activities of the APPROVED RETAILER

      Should the APPROVED RETAILER wish to carry out advertising and promotional activities of any sort itself, it shall obtain the prior written approval of the DISTRIBUTOR on the content and means of such activities with the exception of price.


      In any event, the APPROVED RETAILER shall in such advertising and promotional activities:

      - use exclusively the visual designs, lettering, emblems and logos approved by the DISTRIBUTOR;

      - ensure that the standing and image of the Lacoste trademarks but also personal reputation of Mr. Rene Lacoste and his family are protected.


ARTICLE 4 - PROTECTION OF LACOSTE INTELLECTUAL PROPERTY RIGHTS

The APPROVED RETAILER acknowledges that the LACOSTE TRADEMARKS and models of the LACOSTE WATCHES are the exclusive property of the LACOSTE GROUP and undertakes to strictly respect the intellectual property rights of the latter.

Consequently, it expressly undertakes not to use the LACOSTE TRADEMARKS other than solely for purposes of performing its obligations under this CONTRACT. Under no circumstances shall the APPROVED RETAILER use the Lacoste trademarks as a business name, company name, shop sign or any other use or print them on the commercial documents of its business.

In addition, the APPROVED RETAILER undertakes to immediately notify the DISTRIBUTOR of any act by a third party of which it may have knowledge and which is likely to constitute a counterfeit or an imitation of the Lacoste trademarks or models of the LACOSTE WATCHES.

ARTICLE 5 - DURATION

The CONTRACT shall came into force on ________________ and shall end on (one year after)_______________ , unless sooner terminated in accordance with the conditions set out in the present CONTRACT or by mutual consent of parties. It shall be automatically renewed for successive renewal periods of one (1) year each unless either party notifies the other at the latest three (3) months before the expiration of the initial period or of any subsequent renewal period(s).





MGI Engineering                                                                4

February 2006

ARTICLE 6 - TERMINATION

6.1 Without prejudice of what is elsewhere provided in the CONTRACT, the DISTRIBUTOR shall be entitled to terminate the CONTRACT at any time without having to pay indemnity of any nature to the APPROVED RETAILER:

      6.1.1 If the POINT OF SALE no longer satisfies the SELECTION CRITERIA, in which event the CONTRACT shall end six (6) months after notice thereof by the DISTRIBUTOR to the APPROVED RETAILER.

      6.1.2 In the event that the APPROVED RETAILER fails to comply with any of its other obligations thirty (30) days after notice thereof by Distributor and no remedy of the breach having been effected. This delay of thirty (30) days is reduced to fifteen (15) in case of payment default.

      6.1.3 Without notice, in case of termination or non-renewal of (a) the master licence agreement between LICENSEE and LACOSTE GROUP, or (b) of the DISTRIBUTION AGREEMENT, regardless of cause.

      6.1.4 Without having to give prior notice should (a) the legal form of the APPROVED RETAILER be modified, (b) the business or part of the business be sold, (c) the business be leaded, hired, purchased, contributed to another business or APPROVED RETAILER, pledged or subject to a management contract, (d) the APPROVED RETAILER be dissolved, (e) the business be discontinued or the POINT OF SALE of the APPROVED RETAILER be closed during a period greater than two (2) months; or

      6.1.5 Without prior notice, in the event of the APPROVED RETAILER's voluntary or compulsory liquidation, bankruptcy, legal settlement or placement of a receiving order or in any equivalent situation.

            The APPROVED RETAILER shall inform the DISTRIBUTOR if one of the events covered by Articles 6.1.4 and 6.1.5 occur as soon as the event occurs, the DISTRIBUTOR being the sole party to decide on its continuance of the CONTRACT.

      6.1.6 Notwithstanding anything to the contrary contained herein, with full and immediate effect:

            - in the event the APPROVED RETAILER fails to comply with Articles 3.2.2 or 3.4.5 of the CONTRACT;

            - within the European economic Area (i.e. European Union + Iceland, Liechtenstein, and Norway), if the APPROVED RETAILER either purchases or resells LACOSTE WATCHES outside from the selective distribution set up for LACOSTE WATCHES;

            - if the APPROVED RETAILER is involved in the manufacturing and/or sale of counterfeits.


MGI Engineering                                                                5

February 2006

6.2 In the case of termination or non-renewal, for whatever reason, of the DISTRIBUTION AGREEMENT this CONTRACT shall likewise terminate within the same time limits, and the APPROVED RETAILER shall be informed within a reasonable period. The LACOSTE GROUP may nevertheless decide at its sole option to assign the CONTRACT to the new Lacoste exclusive distributor in charge of the distribution of LACOSTE WATCHES in the TERRITORY.


ARTICLE 7 - SITUATION OF THE PARTIES IN THE EVENT OF TERMINATION OR NON-RENEWAL OF THE CONTRACT

In the event of non-renewal or termination of this CONTRACT, the DISTRIBUTOR shall have the right, at its own discretion:

      - to repurchase or to have a third party it may appoint repurchase immediately, all or part of the stock of LACOSTE WATCHES of the APPROVED RETAILER at the price paid by the APPROVED RETAILER after deduction of depreciation of the LACOSTE WATCHES, and/or,

      - to grant the APPROVED RETAILER a period of up to three (3) months to sell such stock. At the end of the said period of three months the APPROVED RETAILER shall not be entitled to resell the stock, except with the approval of the DISTRIBUTOR.

The APPROVED RETAILER shall return to the DISTRIBUTOR all elements bearing the Lacoste trademarks, if need be, furniture and the sticker "Approved Lacoste Watches Retailer" including, without limitation, all POS material. Nevertheless, it may retain the furniture provided that all references to Lacoste and to Lacoste trademarks are removed.

In addition, the termination or the non-renewal of the CONTRACT shall entail the immediate cancellation of all pending orders.

It is expressly agreed between the parties that under no circumstances whatsoever will the end, termination or non-renewal of the CONTRACT provide the APPROVED RETAILER with the benefit of any right of indemnity of whatever nature, regardless of the cause of or reason for the end, non-renewal or termination, the revenue that the APPROVED RETAILER derived from the sales of the LACOSTE WATCHES during the application of the CONTRACT having fully defrayed all risks, costs and expenses incurred by the APPROVED RETAILER during its performance throughout the duration of the CONTRACT.

ARTICLE 8 - LIABILITY

APPROVED RETAILER shall, at its own cost and expense, keep and maintain in full force and effect for the duration of this CONTRACT, a policy of commercial general liability insurance insuring APPROVED RETAILER's activities with respect to the POINT OF SALE against loss, damage or liability for personal injury or death or loss or damage to property with limits not less than those customarily maintained by similar retail operations in the TERRITORY. APPROVED RETAILER shall inform DISTRIBUTOR of the terms of said insurance upon request from time to time. APPROVED RETAILER hereby releases DISTRIBUTOR, LICENSEE, the LACOSTE GROUP and each of their respective affiliates from liability, and waives all right of recovery against each of them, for any injury, loss or damage, whether due

MGI Engineering                                                                6

February 2006
to negligence or any other cause, if such injury, loss or damage is caused by any of the perils which are covered by the foregoing insurance policy or are required to be covered by such insurance pursuant to this CONTRACT.

ARTICLE 9 - APPLICABLE LAW / JURISDICTION

The CONTRACT is governed by the law of the TERRITORY.

The Court of (to be completed) shall have the exclusive jurisdiction on any litigation resulting from the interpretation or execution of this CONTRACT.

ARTICLE 10 - NOTICES

Any notices required in accordance with any of the provisions hereof shall be in writing and delivered or mailed by registered mail, or by an internationally recognized overnight courier service (e.g., Federal Express), to the address of the parties set forth on the first page hereof.

ARTICLE 11 - GENERAL TERMS AND CONDITIONS

11.1 Neither party hereto shall be liable for any delay or failure in fulfilling the obligations hereunder (except for the payment of money) when such delay or failure is caused by riots, war (declared or not), or hostilities between any nations; acts of God, fire, storm, flood or earthquake; strikes, labor disputes, shortage or delay of carriers, or shortage of raw materials, labor power or other utility services; any governmental restrictions; or any other unforeseeable contingencies beyond the control of the party.

11.2 In view of the fact that this CONTRACT has been entered into because of the confidence that Distributor has in APPROVED RETAILER, it is understood that the terms and conditions hereof shall be performed by APPROVED RETAILER from the POINT OF SALE only and that this Agreement may not be assigned, whether by operation of law or otherwise, without the prior written approval of DISTRIBUTOR which DISTRIBUTOR may withhold or grant in its sole and absolute discretion and any such purported assignment by APPROVED RETAILER without such approval by DISTRIBUTOR shall be void and of no effect.

11.3 When interpreting the terms and conditions of this CONTRACT, the English language shall be applied exclusively.

11.4 This CONTRACT, including the terms and conditions incorporated by reference, constitutes the entire agreement of the parties with respect to the subject matter hereof and prevails over and supersedes all prior agreements, whether written or oral, relating to the subject matter hereof and may not be altered, waived, modified, or discharged except by an express writing referring to this CONTRACT signed on behalf of the parties hereto by their duly authorized representatives.

11.5 The failure of either party hereto to enforce at any time any of the provisions or terms of this CONTRACT, or any rights in respect thereof, or the exercise of or failure to exercise by either party any rights or any of its elections herein provided, shall in no way

MGI Engineering                                                                7

February 2006
      be considered to be a waiver of such provisions, terms, rights or elections or in any way to affect the validity of this CONTRACT.

11.6 Should any provision of this CONTRACT held invalid, incomplete or unenforceable, this will not affect the validity of the remaining provisions. The parties shall replace the invalid incomplete or unenforceable provision by provision which comes closest to the commercial goal that the parties intended to achieve on the conclusion of this agreement by the invalid, uncompleted and unenforceable provision. Notwithstanding anything to the contrary contained herein, in the event of any conflict or inconsistency between any term or provision of this CONTRACT and the DISTRIBUTION AGREEMENT, the latter shall control.

Executed in two original copies at _________________ on _________________



      THE DISTRIBUTOR                           THE APPROVED RETAILER

      -----------------
      -----------------

MGI Engineering                                                                8

February 2006

                                INDEX OF CONTENTS

ARTICLE 1  - RIGHTS GRANTED..........................................................................................2
ARTICLE 2  - MATERIAL CONDITIONS OF CONTRACT.........................................................................2
ARTICLE 3  - OBLIGATIONS OF THE APPROVED RETAILER....................................................................2
ARTICLE 4  - PROTECTION OF LACOSTE INTELLECTUAL PROPERTY RIGHTS......................................................4
ARTICLE 5  - DURATION................................................................................................4
ARTICLE 6  - TERMINATION.............................................................................................5
ARTICLE 7  - SITUATION OF THE PARTIES IN THE EVENT OF TERMINATION OR NON-RENEWAL OF THE CONTRACT.....................6
ARTICLE 8  - LIABILITY...............................................................................................6
ARTICLE 9  - APPLICABLE LAW / JURISDICTION...........................................................................7
ARTICLE 10 - NOTICES.................................................................................................7
ARTICLE 11 - GENERAL TERMS AND CONDITIONS............................................................................7

MGI Engineering                                                                9

February 2006

                                  SCHEDULE XIII

               LACOSTE WATCHES GENERAL CONDITIONS OF DISTRIBUTION

               LACOSTE WATCHES GENERAL CONDITIONS OF DISTRIBUTION


I/ The Lacoste Group (designating jointly Lacoste S.A., Sporloisirs S.A., Lacoste Alligator S.A.), wants to: (i) preserve the image of Lacoste trademarks worldwide, the models and Lacoste products sold under Lacoste trademarks (hereinafter referred to as the "LACOSTE TRADEMARKS"); (ii) prevent counterfeiting of the LACOSTE TRADEMARKS in the interest of consumers; and
(iii)offer to its consumers an adequate setting and good quality service for Lacoste watches (hereinafter referred to as the "LACOSTE WATCHES") (together with all other goods sold under the LACOSTE TRADEMARKS, hereinafter to as "LACOSTE PRODUCTS"). For these reasons, the Lacoste Group has decided that LACOSTE WATCHES, as with the LACOSTE PRODUCTS, shall be sold worldwide through a selective distribution system. The Lacoste Group has also appointed MGI Luxury Group S.A. as its exclusive worldwide licensee for the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of LACOSTE WATCHES (hereinafter referred to as the "LICENSEE"). The Lacoste Group and LICENSEE require that LACOSTE WATCHES be distributed only through selected retailers. In order to become an approved Lacoste Watches retailer (hereinafter referred to as the "APPROVED RETAILER") within the Lacoste selective distribution network set up for the LACOSTE WATCHES, a retailer shall meet the standards of performance as detailed below for Lacoste watches selection criteria (hereinafter referred to as the "SELECTION CRITERIA").

The trade name of the point of sale or of the department store, or of the space in which the point of sale or the watches department or the point of sale is located, must always reflect the prestige of the Lacoste brand. Consequently, the shop sign must be compatible with the principles which govern the distribution of the LACOSTE WATCHES, which are luxury and high quality products. Thus, the Lacoste brand shall not be sold by retail outlets under trade names whose image is associated with an absence of or limited customer service, prestige or sophisticated in-store design. No signage at the point of sale may include terms or logos which reasonably might depreciate the image of the Lacoste brand or the LACOSTE WATCHES.

      a) The location and environment of the point of sale (type and category of the building, location in the town in question, type of shops in the neighbourhood) shall remain at all times compatible with Lacoste brand image. The sale area shall be sufficient to permit the presentation of the LACOSTE WATCHES in a sufficient shopping space without disproportion with the other brands offered for sale and allowing to distinguish them. The frontage shall be made of materials of good quality, well maintained and attractive.


MGI Engineering                                                               10

February 2006

      b) The shop sign shall be well maintained and attractive. The window dressing shall be of good quality and sophisticated. The lighting shall be sufficient and sophisticated.

      c) The type, brand and nature of the products sold in the outlet shall be compatible with Lacoste brand image.

      d)    The sale personnel shall be well qualified.

      e)    The financial capabilities and solvency guarantees shall be good.


II/ APPLICATION PROCEDURE TO OPEN AN ACCOUNT

      a) Any application (hereinafter referred to as the "APPLICATION") to open an account to become an approved retailer for the sale of LACOSTE WATCHES shall be made in writing to the authorized wholesale distributor of LACOSTE WATCHES in the country where the prospective point of sale is located (hereinafter referred to as the "DISTRIBUTOR"). The DISTRIBUTOR shall promptly send the completed APPLICATION to LICENSEE.

      b) Within a maximum delay of four months as from the receipt of the APPLICATION, the LICENSEE shall evaluate the point of sale in order to determine if the point of sale, subject to the APPLICATION, and its sales personnel satisfy the SELECTION CRITERIA.

      c)    Following this evaluation :

            (i) if the point of sale and staff do not satisfy the SELECTION CRITERIA, the LICENSEE shall notify the DISTRIBUTOR which shall so inform the applicant in writing and shall list in writing the elements which do not satisfy the SELECTION CRITERIA. Consequently, the DISTRIBUTOR shall turn down the APPLICATION;

            (ii) if the point of sale and staff satisfy the SELECTION CRITERIA, the LICENSEE shall notify the DISTRIBUTOR which shall so inform the applicant in writing and provide the applicant (which shall then be deemed an APPROVED RETAILER) with a Lacoste Watches Approved Retailer contract.


III/ SATISFACTION OF SELECTION CRITERIA

The DISTRIBUTOR shall check, through an evaluation, that the APPROVED RETAILER and its sales personnel continue to satisfy the SELECTION CRITERIA. If as a result of such evaluation the APPROVED RETAILER and its sale personnel continue to satisfy the SELECTION CRITERIA, the DISTRIBUTOR shall inform the APPROVED RETAILER and LICENSEE in writing.

If as a result of such evaluation, the APPROVED RETAILER or its sales personnel no longer appear to satisfy the SELECTION CRITERIA, the DISTRIBUTOR shall notify LICENSEE in writing which shall review such evaluation and, after consultation with DISTRIBUTOR, determine whether the



MGI Engineering                                                               11

February 2006

APPROVED RETAILER continues to satisfy the SELECTION CRITERIA. If, after such review, LICENSEE determines that the APPROVED RETAILER no longer satisfies the SELECTION CRITERIA, it shall so notify DISTRIBUTOR which:

      - shall inform the APPROVED RETAILER in writing and shall list the elements which do not satisfy the SELECTION CRITERIA;

      - shall also ask the APPROVED RETAILER to take the appropriate measures so that the SELECTION CRITERIA be satisfied, within a delay of six (6) months as from the date of receipt of the above mentioned letter.

At the end of the of six month delay, a new evaluation shall be carried out by the DISTRIBUTOR and forwarded to LICENSEE for review, and after this new evaluation and review:

            (i) either LICENSEE shall determine that the SELECTION CRITERIA are satisfied and so inform the DISTRIBUTOR which shall inform the APPROVED RETAILER in writing accordingly;

            (ii) or LICENSEE shall determine that the SELECTION CRITERIA are still not satisfied and so inform the DISTRIBUTOR which shall inform the APPROVED RETAILER in writing and shall list the elements which still do not satisfy the SELECTION CRITERIA. In such a case the DISTRIBUTOR shall, upon instruction from LICENSEE, terminate the Lacoste watches approved retailer contract signed with the APPROVED RETAILER (hereinafter referred to as the "CONTRACT") within the conditions set out in article 6.1.1 of the Lacoste watches approved retailer contract. Nevertheless, if the APPROVED RETAILER has started repairs or demonstrates that it decided to do so, the DISTRIBUTOR may then grant another delay of six (6) months. At the end of this delay, a new evaluation shall be carried out within the same conditions as the one described above in (i) and in the first two sentences of (ii).



MGI Engineering                                                               12

February 2006

                                  SCHEDULE XIV
                                       *

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.



MGI Engineering                                                               13

February 2006

                                   SCHEDULE XV
                                        *
                                        *

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.



MGI Engineering                                                               14

February 2006

                                  SCHEDULE XVI

             RULES FOR THE CALCULATION OF THE PRESENTATION SURFACES

                                   METHODOLOGY

The PRESENTATION SURFACE represents, within the SALES SURFACE, the total surface effectively used for the presentation and the sale of products on the furniture (fixed to the walls or free-standing) or displays, excluding the cash counter, the shop windows, the fitting rooms, the areas used for customers traffic, the security issues.

The PRESENTATION SURFACE is calculated by adding the surfaces of each part of the furniture (as an example : surface of a shelf of a piece of furniture fixed to the walls, free-standing furniture in whole or in part, etc.) divided by the set number of elements ("ratio") that can be placed atop of one another allowing the presentation or the sale of the Lacoste products within the LACOSTE BOUTIQUE or the LACOSTE CORNER.

The attached schedules list the main pieces of furniture, according to the different generations of the Lacoste furniture (1999, 2000 and 2002), including the furniture specific to the OTHER LACOSTE PRODUCTS and the LACOSTE WATCHES. This schedule gives the values in sq. m. of each piece of furniture and therefore allows the calculation of the total PRESENTATION SURFACE.

Any new piece of furniture, or any new generation of furniture, shall be included in a supplementary schedule established under the same principles.

Therefore, in a LACOSTE BOUTIQUE or in a LACOSTE CORNER, a simple counting of the elements according to this schedule shall allow all interested persons to calculate :

      -     the total PRESENTATION SURFACE

      -     the PRESENTATION SURFACE of the LACOSTE APPAREL PRODUCTS

      - the PRESENTATION SURFACE of the LACOSTE WATCHES and of the OTHER LACOSTE PRODUCTS

      - the percentage of the PRESENTATION SURFACE of the LACOSTE WATCHES and of the OTHER LACOSTE PRODUCTS / the total PRESENTATION SURFACE.



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February 2006

             GRILLE DE CALCUL DES SURFACES DE PRESENTATION DANS LES
                          BOUTIQUES ET CORNERS LACOSTE

STANDARD MOBILIER :                                             LACOSTE 2000 [ ]
                                                                LACOSTE 1999 [ ]

ADRESSE :
SUPERFICIE (*) COMMERCIALE (**) :


                                                   D          G                          K                  O           P        Q
                                                                TOTAL SURFACE             DONT, APL             CALCUL SURFACES
                                                              PRESENTATION (***)                                 UNITAIRES (S/U)
REF.  MOBILIER   DESCRIPTION                       S/U (****) UNITES     TOTAL           UNITES TOTAL     largeur  profondeur  ratio


                 PRESENTOIRS MURAUX 2000

MOHMUR 101       MURAL 1000 MM                     O*P/Q m2                G*D m2                 D*K  m2 1.000      0.350       1.0
MOHMUR 102       MURAL 500 MM                      0.175 m2              0.000 m2               0.000  m2 0.500      0.350       1.0
                 dont etageres 1000 mm APL         O*P/Q m2                                       D*K  m2 1.000      0.350       6.0
                 dont etageres 500 mm APL          0.029 m2                                     0.000  m2 0.500      0.350       6.0
MOHACC 441       dont presentoirs ceintures 500 mm 0.088 m2                                     0.000  m2 0.500      0.350       2.0
MOHMUR 11x & 12x TOTEMS ET EPIS                    0.285 m2              0.000 m2               0.000  m2 0.475      0.600       1.0
                 dont etageres APL                 0.095 m2                                     0.000  m2 0.475      0.600       3.0

                 PRESENTOIRS CENTRAUX 2000

MOHCEN 034       CENTRAL DOUBLE FACE 1200 MM       0.840 m2              0.000 m2               0.000  m2 1.200      0.350       0.5
MOHCEN 341       CENTRAL DOUBLE FACE 686 MM        0.480 m2              0.000 m2               0.000  m2 0.686      0.350       0.5
                 dont etageres APL                 0.053 m2                                     0.000  m2 0.600      0.350       4.0
MOHACC 441       dont presentoirs ceintures 500 mm 0.088 m2                                     0.000  m2 0.500      0.350       2.0
MOHVIT 31x       VITRINE VERRE                     0.600 m2              0.000 m2               0.000  m2 1.000      0.600       1.0
                 dont etageres APL                 0.200 m2                                     0.000  m2 1.000      0.600       3.0
MOHVIT 513       VITRINE RONDE                     0.720 m2              0.000 m2               0.000  m2 1.200      0.600       1.0
                 dont etageres APL                 0.240 m2                                     0.000  m2 1.200      0.600       3.0
MOHTAB 317       TABLE BOIS 2000 MM                1.820 m2              0.000 m2               0.000  m2 2.000      0.910       1.0
MOHTAB 35x & 36x TABLE GIGOGNE 980 MM              0.588 m2              0.000 m2               0.000  m2 0.980      0.600       1.0
MOHTAB 353       TABLE GIGOGNE 760 MM              0.456 m2              0.000 m2               0.000  m2 0.760      0.600       1.0
                 DIVERS (calcule)                        m2                    m2                      m2
                 DIVERS (calcule)                        m2                    m2                      m2

                 PRESENTOIRS MURAUX 1999

MSMXX xxx        MURAL                             0.269 m2              0.000 m2               0.000  m2 0.791      0.340       1.0
                 dont etageres APL                 0.038 m2                                     0.000  m2 0.791      0.340       7.0
MCPTOT xxx       TOTEMS                            0.104 m2              0.000 m2               0.000  m2 0.294      0.355       1.0

                 PRESENTOIRS CENTRAUX 1999

MSCENT 001       CENTRAL DOUBLE FACE 1200 MM       0.538 m2              0.000 m2               0.000  m2 0.791      0.340       0.5
MSCENT 002       CENTRAL DOUBLE FACE 2000 MM       1.076 m2              0.000 m2               0.000  m2 1.582      0.340       0.5
                 dont etageres APL                 0.067 m2                                     0.000  m2 0.791      0.340       4.0
MOHVIT 090       VITRINE VERRE 1000 MM             0.600 m2              0.000 m2               0.000  m2 1.000      0.600       1.0
                 dont etageres APL                 0.200 m2                                     0.000  m2 1.000      0.600       3.0
MOHVIT 150       VITRINE VERRE 1500 MM             0.900 m2              0.000 m2               0.000  m2 1.500      0.600       1.0
                 dont etageres APL                 0.300 m2                                     0.000  m2 1.500      0.600       3.0
MCOTAB BAS       TABLE SUR SOCLE PT FORMAT         0.600 m2              0.000 m2               0.000  m2 1.200      0.500       1.0
MCOTAB DEB       TABLE SUR SOCLE GD FORMAT         0.984 m2              0.000 m2               0.000  m2 1.200      0.820       1.0
MCOTAB GRA       TABLE SUR SOCLE EXTRA LONG        1.820 m2              0.000 m2               0.000  m2 2.000      0.910       1.0
MFVIT 2PL        TABLE VERRE 1500 MM               0.900 m2              0.000 m2               0.000  m2 1.500      0.600       1.0
                 dont etageres APL                 0.450 m2                                     0.000  m2 1.500      0.600       2.0
MFVIT 090        VITRINE RONDE                     0.720 m2              0.000 m2               0.000  m2 1.200      0.600       1.0
                 dont etageres APL                 0.240 m2                                     0.000  m2 1.200      0.600       3.0
                 DIVERS (calcule)                        m2                    m2                      m2
                 DIVERS (calcule)                        m2                    m2                      m2

                 PRESENTOIRS SPECIFIQUES APL

                 CHAUSSURES
                 FREE STANDING totem               0.175 m2              0.000 m2               0.000  m2 0.350      0.500       1.0
                 CEINTURES
                 PRESENTOIR de comptoir            0.060 m2              0.000 m2               0.000  m2 0.300      0.200       1.0
                 MONTRES
                 PRESENTOIR de comptoir            0.040 m2              0.000 m2               0.000  m2 0.200      0.200       1.0
                 PRESENTOIR tour                   0.090 m2              0.000 m2               0.000  m2 0.300      0.300       1.0
                 LUNETTES
                 PRESENTOIR de comptoir            0.015 m2              0.000 m2               0.000  m2 0.100      0.150       1.0
                 PRESENTOIR tour                   0.090 m2              0.000 m2               0.000  m2 0.300      0.300       1.0
                 DIVERS APL
                 DIVERS (calcule)                        m2                    m2                      m2
                 DIVERS (calcule)                        m2                    m2                      m2

                 SURFACE DE PRESENTATION TOTALE                          0.000 m2

                 SURFACE DE PRESENTATION APL                                                    0.000  m2

                 SURFACE DE PRESENTATION VETEMENTS                                              0.000  m2

                 % SURFACE APL / SURFACE TOTALE                                                 #DIV/0!%


* La methode de calcul dite "G.L.A." (Gross Lease Area) sera utilisee pour les nouvelles implantations, les extensions, les deplacement et en cas de remodeling

** Ne sont comptabilises que les espaces destines au public (zone de vente, vitrine de devanture, cabine d'essayages, sorties de secours, cabinets d'aisance destines au public, etc.), ne sont pas comptabilisees les surfaces des locaux annexes (reserves, bureaux, locaux sociaux, locaux techniques, etc.)

*** Hors vitrines de devanture, cabines d'essayages, caisses, issues de secours et espaces de circulation. Ne sont comptabilises que les elements de presentation des produits.

****   Surface Unitaire


MGI Engineering
                                                                              16
February 2006

  GRILLE DE CALCUL DES SURFACES DE PRESENTATION DANS LES BOUTIQUES ET CORNERS
                                     LACOSTE

STANDARD MOBILIER:          LACOSTE 2002

ADRESSE:

SUPERFICIE (*) COMMERCIALE (**):      m2

                                                           D          G                    K              O          P        Q
                                                                    TOTAL SURFACE                              CALCUL SURFACES
                                                                    PRESENTATION (***)     DONT, APL            UNITAIRES (S/U)
REF.
MOBILIER
ACCESS            DESCRIPTION                            S/U (****) UNITES    TOTAL      UNITES   TOTAL   LARGEUR  PROFONDEUR RATIO
              CASIERS MURAUX 2002

NCL 100       MURAL SMALL (344 MM)                        O*P/Q m2            G*D  m2              D*K m2  0.256     0.460      1.0
NCL 101       MURAL MEDIUM (884 MM)                       0.366 m2          0.000  m2            0.000 m2  0.796     0.460      1.0
NCL 102       MURAL LARGE (1684 MM)                       0.732 m2          0.000  m2            0.000 m2  1.592     0.460      1.0
NCL 401          dont etageres petite largeur APL
                    (256 mm)                              O*P/Q m2                                 D*K m2  0.256     0.460      6.0
NCL 402          dont etageres moyenne largeur APL
                    (540 mm)                              0.041 m2                               0.000 m2  0.540     0.460      6.0
NCL 403          dont etageres grande largeur APL
                    (796 mm)                              0.061 m2                               0.000 m2  0.796     0.460      6.0
NCL 140       MURAL SMALL (344 MM) FAIBLE PROFONDEUR      0.087 m2          0.000  m2            0.000 m2  0.256     0.340      1.0
NCL 141       MURAL MEDIUM (884 MM) FAIBLE PROFONDEUR     0.271 m2          0.000  m2            0.000 m2  0.796     0.340      1.0
NCL 142       MURAL LARGE (1684 MM) FAIBLE PROFONDEUR     0.541 m2          0.000  m2            0.000 m2  1.592     0.340      1.0
NCL 404          dont etageres COURTE petite largeur APL
                    (256 mm)                              0.015 m2                               0.000 m2  0.256     0.340      6.0
NCL 405          dont etageres COURTE moyenne largeur APL
                    (540 mm)                              0.031 m2                               0.000 m2  0.540     0.340      6.0
NCL 406          dont etageres COURTE grande largeur APL
                    (796 mm)                              0.045 m2                               0.000 m2  0.796     0.340      6.0
NCL 110       MURAL MEDIUM ACCESSOIRES                    0.144 m2          0.000  m2            0.000 m2  0.720     0.200      1.0
                 dont window APL                          0.036 m2                               0.000 m2  0.720     0.200      4.0
NCL 120       MURAL MEDIUM WINDOWS                        0.115 m2          0.000  m2            0.000 m2  0.660     0.174      1.0
                 dont window APL                          0.057 m2                               0.000 m2  0.660     0.174      2.0

              PRESENTOIRS CENTRAUX 2002

NCL 311 / 312 CENTRAL C                                   0.248 m2          0.000  m2            0.000 m2  0.460     0.540      1.0
                 dont vitrine cloche APL                  0.062 m2                               0.000 m2  0.460     0.540      4.0
                 face ceinture                            0.054 m2          0.000  m2            0.000 m2  0.100     0.540      1.0
NCL 315       CENTRAL S                                   0.248 m2          0.000  m2            0.000 m2  0.460     0.540      1.0
                 dont vitrine cloche APL                  0.062 m2                               0.000 m2  0.460     0.540      4.0
                 dont etagere APL                                                                0.000 m2  0.460     0.540      4.0
NCL 321       TABLE 1700 MM                               1.190 m2          0.000  m2            0.000 m2  1.700     0.700      1.0
NCL 323       TABLE 1500 MM                               0.900 m2          0.000  m2            0.000 m2  1.500     0.600      1.0
NCL 325       TABLE 1200 MM                               0.720 m2          0.000  m2            0.000 m2  1.200     0.600      1.0
NCL 327       TABLE 1000 MM                               0.600 m2          0.000  m2            0.000 m2  1.000     0.600      1.0
NCL 330 / 331 TABLE GIGOGNE 1320 MM                       0.792 m2          0.000  m2            0.000 m2  1.320     0.600      1.0
NCL 330 / 331 TABLE GIGOGNE 1180 MM                       0.671 m2          0.000  m2            0.000 m2  1.118     0.600      1.0
NCL 330 / 331 TABLE GIGOGNE 1040 MM                       0.624 m2          0.000  m2            0.000 m2  1.040     0.600      1.0
NCL 340       CENTRAL H 1800 MM                           0.385 m2          0.000  m2            0.000 m2  0.550     0.350      0.5
                 dont etageres APL                        0.032 m2                               0.000 m2  0.550     0.350      6.0
NCL 341       CENTRAL H 1350 MM                           0.385 m2          0.000  m2            0.000 m2  0.550     0.350      0.5
                 dont etageres APL                        0.039 m2                               0.000 m2  0.550     0.350      5.0
NCL 350       PENDERIE DOUBLE FACE                        0.845 m2          0.000  m2            0.000 m2  1.520     0.556      1.0
                 dont penderie APL                        0.423 m2          0.000  m2            0.000 m2  1.520     0.556      2.0
                 dont etageres APL                        0.019 m2          0.000  m2            0.000 m2  0.550     0.350     10.0
NCL 353       PENDERIE SIMPLE FACE                        0.514 m2          0.000  m2            0.000 m2  0.924     0.556      1.0
                 dont penderie APL                        0.257 m2          0.000  m2            0.000 m2  0.924     0.556      2.0
                 dont etageres APL                        0.039 m2          0.000  m2            0.000 m2  0.550     0.350      5.0
              PRESENTOIR TAMBOURS                         2.154 m2          0.000  m2            0.000 m2  3.1416    0.686      1.0
              MAT / T-BAR (*****)                         0.157 m2          0.000  m2            0.000 m2  3.1416    0.050      1.0
              DIVERS (calcule)                                  m2                 m2                  m2
              DIVERS (calcule)                                  m2                 m2                  m2

              PRESENTOIRS SPECIFIQUES APL

NCL 360       TOTEM APL double face                       0.214 m2          0.000  m2            0.000 m2  0.420     0.510      1.0
              CEINTURES
              FREE STANDING totem                         0.129 m2          0.000  m2            0.000 m2  0.354     0.364      1.0
              MONTRES
              PRESENTOIR de comptoir (*****)              0.040 m2          0.000  m2            0.000 m2  0.200     0.200      1.0
              PRESENTOIR tour (*****)                     0.090 m2          0.000  m2            0.000 m2  0.300     0.300      1.0
              LUNETTES
              PRESENTOIR de comptoir (*****)              0.015 m2          0.000  m2            0.000 m2  0.100     0.150      1.0
              PRESENTOIR tour (*****)                     0.090 m2          0.000  m2            0.000 m2  0.300     0.300      1.0
              PARAPLUIE
              PRESENTOIR tour (*****)                     0.090 m2          0.000  m2            0.000 m2  0.300     0.300      1.0
              PARFUMS
              PRESENTOIR de comptoir (*****)              0.015 m2          0.000  m2            0.000 m2  0.100     0.150      1.0
              PRESENTOIR tour (*****)                     0.090 m2          0.000  m2            0.000 m2  0.300     0.300      1.0
              DIVERS APL
              DIVERS (calcule)                                  m2                 m2                  m2
              DIVERS (calcule)                                  m2                 m2                  m2

              SURFACE DE PRESENTATION TOTALE                                0.000  m2

              SURFACE DE PRESENTATION APL                                                        0.000 m2

              SURFACE DE PRESENTATION VETEMENTS                                                  0.000 m2

              % SURFACE APL / SURFACE TOTALE                                                     #DIV/0! %

* La methode de calcul dite "G.L.A." (Gross Lease Area) sera utilisee pour les nouvelles implantations, les extensions, les deplacement et en cas de remodeling

** Ne sont comptabilises que les espaces destines au public (zone de vente, vitrine de devanture, cabine d'essayages, sorties de secours, cabinets d'aisance destines au public, etc.), ne sont pas comptabilisees les surfaces des locaux annexes (reserves, bureaux, locaux sociaux, locaux techniques, etc.)

*** Hors vitrines de devanture, cabines d'essayages, caisses, issues de secours et espaces de circulation. Ne sont comptabilises que les elements de presentation des produits.

****   Surface Unitaire

*****  En Cours de developpement


MGI Engineering
                                                                              17
February 2006

                                  SCHEDULE XVII

                            PROMOTION AND ADVERTISING

                               XVII.A - PROMOTION

           Gift of products to and financial agreements with champions

                                Event sponsorship

                              XVII.B - ADVERTISING

                                      Press

                                   Television

                                     Cinema

                                   Billboards

          Miscellaneous (internet, radio, direct marketing, cooperative advertising, etc.)

                        Rights purchases and agency fees

                   Advertising material (PLV,catalogues, etc.)

                        XVII.C - PRESS & PUBLIC RELATIONS

                            Gift of products to VIP's

                                 Press relations

                                Public relations

                                Product placement


MGI Engineering                                                               18

February 2006

                                INDEX OF CONTENTS

ARTICLE 1 - DEFINITIONS...........................................................5
ARTICLE 2 - RIGHTS GRANTED.......................................................14
ARTICLE 3 - GENERAL BUSINESS POLICIES............................................20
ARTICLE 4 - CREATION, STYLING AND TECHNICAL CO-OPERATION.........................21
ARTICLE 5 - MANUFACTURE, QUALITY.................................................24
ARTICLE 6 - MARKETING AND MERCHANDISING..........................................28
ARTICLE 7 - DISTRIBUTION AND SALES...............................................33
ARTICLE 8 - PROMOTION AND ADVERTISING............................................49
ARTICLE 9 - COLLECTIONS AND LACOSTE CLUB.........................................55
ARTICLE 10 - END-OF-SEASON GOODS AND SECONDS.....................................55
ARTICLE 11 - UNFAIR COMPETITION..................................................56
ARTICLE 12 - LICENSED TRADEMARKS USE.............................................56
ARTICLE 13 - PACKAGING AND CASES.................................................58
ARTICLE 14 - LACOSTE TRADEMARKS AND MODELS.......................................59
ARTICLE 15 - CONFIDENTIALITY.....................................................62
ARTICLE 16 - COMPENSATION........................................................63
ARTICLE 17 - REPORTS OF ROYALTIES AND PAYMENTS...................................64
ARTICLE 18 - DURATION............................................................66
ARTICLE 19 - SALES MINIMA........................................................66
ARTICLE 20 - TERMINATION.........................................................67
ARTICLE 21 - PROVISIONS AT TERMINATION OR NON-RENEWAL............................69
ARTICLE 22 - ASSIGNMENT..........................................................73
ARTICLE 23 - FORCE MAJEURE.......................................................74
ARTICLE 25 - INDEMNIFICATION-INSURANCE...........................................77
ARTICLE 26 - CAPACITY OF THE PARTIES.............................................79
ARTICLE 27 - GOVERNING LAW.......................................................80
ARTICLE 28 - ARBITRATION.........................................................80


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February 2006